                                CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                    Depositor,

                                            DLJ MORTGAGE CAPITAL, INC.,

                                                      Seller,

                                              WELLS FARGO BANK, N.A.,

                                Master Servicer, Servicer and Trust Administrator,

                                         SELECT PORTFOLIO SERVICING, INC.,

                           Servicer, Special Servicer and Modification Oversight Agent,

                                    WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                                     Servicer,

                                                        and

                                          U.S. BANK NATIONAL ASSOCIATION

                                                      Trustee

                                                 SERIES SUPPLEMENT

                                           DATED AS OF FEBRUARY 1, 2007

                                                        TO

                                 STANDARD TERMS OF POOLING AND SERVICING AGREEMENT

                                           DATED AS OF FEBRUARY 1, 2007

                                                    relating to

                                       ADJUSTABLE RATE MORTGAGE TRUST 2007-1

                            ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                                   SERIES 2007-1

                                                 TABLE OF CONTENTS

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE

                                                            -i-

                                                               EXHIBITS

   Exhibit A:              Standard Terms of Pooling and Servicing Agreement....................................A-1

                                                               SCHEDULES

   Schedule I:             Mortgage Loan Schedule...............................................................I-1

                                                              APPENDICES

   Appendix A:             Calculation of REMIC I Class Y Principal Reduction Amounts .................Appendix A-1

                                                            -ii-

                  THIS SERIES SUPPLEMENT dated as of February 1,  2007 (the "Series Supplement"),  to the STANDARD TERMS OF POOLING AND
SERVICING  AGREEMENT  dated as of  February 1,  2007 and attached  hereto as Exhibit A (the  "Standard  Terms" and,  together with this
Series Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  is hereby executed by and among CREDIT SUISSE FIRST BOSTON
MORTGAGE  SECURITIES CORP., as depositor (the "Depositor"),  DLJ MORTGAGE CAPITAL,  INC.  ("DLJMC"),  as seller (in such capacity,  the
"Seller"),  WELLS FARGO BANK, N.A., as master servicer (in such capacity,  the "Master Servicer"),  as a servicer (in such capacity,  a
"Servicer"),  and as trust administrator (in such capacity, the "Trust Administrator"),  SELECT PORTFOLIO SERVICING, INC. ("SPS"), as a
servicer (in such capacity,  a  "Servicer"),  as special  servicer (in such  capacity,  the "Special  Servicer"),  and as  modification oversight agent (the "Modification  Oversight Agent"),  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.  ("WMMSC"),  as a servicer (in such capacity, a "Servicer"),  and U.S. BANK NATIONAL ASSOCIATION,  as trustee (in such capacity, the "Trustee").  Capitalized terms used in this  Agreement and not otherwise  defined will have the meanings  assigned to them in Article I below or, if not defined  therein,  in the Standard Terms.

                                                         PRELIMINARY STATEMENT

                  The  Depositor  is the owner of the Trust Fund (other than the Trust's  rights  under the  Group 5 Interest  Rate Cap
Agreement)  that is hereby  conveyed to the Trustee in return for the  Certificates.  The Trust Fund  (exclusive of any  entitlement to
Assigned  Prepayment  Premiums,  the Group 5  Interest Rate Cap Agreement and the assets held in the Group 5 Interest Rate Cap Account)
for federal income tax purposes shall consist of three REMICs (referred to as "REMIC I," "REMIC II" and "REMIC III").

                  The terms and provisions of the Standard  Terms are hereby  incorporated  by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any provision  contained in the
Standard Terms, the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of this
Series Supplement.

                                                              -1-

                                                                REMIC I

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Group 1,  Group 2,  Group 3 and Group 4  Mortgage  Loans and certain other related  assets  (exclusive of any  entitlement  to Assigned
Prepayment  Premiums)  subject to this  Agreement  as a real estate  mortgage  investment  conduit (a "REMIC")  for federal  income tax purposes,  and such  segregated  pool of assets will be  designated as  "REMIC I."  Component I  of the  Class AR-L  Certificates  will represent the sole Class of "residual  interests"  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income  tax  law.  The  following  table  irrevocably  sets  forth  the  designation,  remittance  rate  (the  "Uncertificated  REMIC I
Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular
Interests")  and the Class  Principal  Balance of Component I  of the  Class AR-L  Certificates.  The "latest  possible  maturity date"
(determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

 Class Designation for
 each REMIC I Regular                                      Initial Uncertificated
     Interest and                        Uncertificated     Principal Balance or
  Component I of the       Type of          REMIC I           Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance               Final Maturity Date*
___________________________________________________________________________________________________________________
       Class Y-1           Regular        Variable(1)      $      34,783.56                  March 2037
       Class Y-2           Regular        Variable(2)      $      94,769.71                  March 2037
       Class Y-3           Regular        Variable(3)      $     108,302.62                  March 2037
       Class Y-4           Regular        Variable(4)      $      66,542.02                  March 2037
       Class Z-1           Regular        Variable(1)      $  69,536,328.77                  March 2037
       Class Z-2           Regular        Variable(2)      $ 189,455,524.11                  March 2037
       Class Z-3           Regular        Variable(3)      $ 216,496,935.54                  March 2037
       Class Z-4           Regular        Variable(4)      $ 133,025,126.86                  March 2037
  Component I of the
      Class AR-L           Residual       Variable(1)      $50.00                            March 2037
________________________
*    The  Distribution  Date in the specified  month,  which is the month  following the month the latest maturing
     Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC I
     Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.
(1)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-1  and Z-1 and  Component I  of the  Class AR-L
     Certificates on each  Distribution  Date will have accrued at the weighted  average of the Net Mortgage Rates for the  Group 1  Loans  on the  applicable  Uncertificated  Principal  Balance  or Class  Principal  Balance
     outstanding immediately before such Distribution Date.
(2)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-2 and Z-2 on each  Distribution  Date will have accrued  at the  weighted  average  of the  Net  Mortgage  Rates  for the  Group 2  Loans  on the  applicable
     Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(3)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-3 and Z-3 on each  Distribution  Date will have accrued  at the  weighted  average  of the  Net  Mortgage  Rates  for the  Group 3  Loans  on the  applicable
     Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(4)  Interest  distributed  to the  REMIC I  Regular  Interests  Y-4 and Z-4 on each  Distribution  Date will have accrued  at the  weighted  average  of the  Net  Mortgage  Rates  for the  Group 4  Loans  on the  applicable
     Uncertificated Principal Balance outstanding immediately before such Distribution Date.

                                                              -2-

                                                               REMIC II

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Group 5  Mortgage Loans and certain other related assets  (exclusive of any entitlement to Assigned  Prepayment  Premiums,  the Group 5
Interest Rate Cap Agreement and the assets held in the Group 5  Interest Rate Cap Account)  subject to this  Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal  income tax purposes,  and such  segregated  pool of assets will be designated as
"REMIC II."  Component II  of the  Class AR-L  Certificates  will  represent  the sole Class of  "residual  interests"  in REMIC II for purposes of the REMIC  Provisions (as defined  herein) under federal  income tax law. The following  table  irrevocably  sets forth the designation,  remittance rate (the "Uncertificated  REMIC II Pass-Through Rate") and initial Uncertificated  Principal Balance for each of the "regular  interests" in REMIC II (the "REMIC II Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II Regular Interest shall be the Maturity
Date.  None of the REMIC II Regular Interests will be certificated.

 Class Designation for
 each REMIC II Regular                                     Initial Uncertificated
     Interest and                        Uncertificated     Principal Balance or
  Component II of the      Type of          REMIC II          Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance               Final Maturity Date*
______________________________________________________________________________________________________________
      Class LT-1           Regular        Variable(1)      $ 816,321,143.97              March 2037
      Class LT-2           Regular        Variable(1)      $      26,750.99              March 2037
      Class LT-3           Regular           0.00%         $      54,894.78              March 2037
      Class LT-4           Regular        Variable(2)      $      54,894.78              March 2037
  Component II of the
      Class AR-L           Residual           N/A          $           0.00              March 2037
_________________________
*     The  Distribution  Date in the specified  month,  which is the month following the month the latest maturing
      Mortgage  Loan in the  related  Loan  Group matures.  For  federal  income tax  purposes,  for each Class of
      REMIC II Regular and Residual  Interests,  the "latest  possible  maturity date" shall be the Final Maturity
      Date.
(1)   Interest  distributed to the REMIC II Regular  Interests LT-1 and LT-2 on each  Distribution  Date will have accrued  at the  weighted  average  of the Net  Mortgage  Rates  for the  Group 5  Loans  on the  applicable
      Uncertificated Principal Balance outstanding immediately before such Distribution Date
(2)   Interest  distributed to the REMIC II Regular Interest LT-4 on each  Distribution  Date will have accrued at twice the weighted average of the Net Mortgage Rates for the Group 5 Loans on the applicable  Uncertificated
      Principal Balance outstanding immediately before such Distribution Date.

                                                              -3-

                                                               REMIC III

                  As provided  herein,  the Trust  Administrator  will elect to treat the segregated  pool of assets  consisting of the
REMIC I  Regular  Interests and REMIC II  Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as REMIC III.  The Class AR  Certificates will represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC  Provisions  under federal  income tax law. The following  table and the  footnotes  that follow  irrevocably sets forth the designation,  Pass-Through Rate,  aggregate Initial Class Principal  Balance,  and certain other features for each Class of Certificates  comprising the interests  representing  "regular  interests" in REMIC III and the Class AR  Certificates.  The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of REMIC III Regular Certificates shall be the Maturity Date.

                                                                                                        Integral
                                    Class                                                              Multiples
                                  Principal               Pass-Through              Minimum            in Excess
          Class                    Balance              Rate (per annum)          Denomination         of Minimum
__________________________________________________________________________________________________________________
       Class 1-A-1           $   61,278,000.00             Variable(1)              $25,000                $1
       Class 1-A-2           $    4,015,000.00             Variable(1)              $25,000                $1
       Class 2-A-1           $  177,895,000.00             Variable(2)              $25,000                $1
       Class 3-A-1           $   90,783,000.00             Variable(3)              $25,000                $1
      Class 3-A-2-1          $   40,000,000.00             Variable(3)              $25,000                $1
      Class 3-A-2-2          $   60,000,000.00             Variable(3)              $25,000                $1
       Class 3-A-3           $   12,502,000.00             Variable(3)              $25,000                $1
       Class 4-A-1           $  117,225,000.00             Variable(4)              $25,000                $1
       Class 4-A-2           $    7,682,000.00             Variable(4)              $25,000                $1
       Class 5-A-1           $  269,630,000.00             Variable(5)              $25,000                $1
      Class 5-A-2-2          $  125,000,000.00             Variable(6)              $25,000                $1
      Class 5-A-2-2          $   11,156,000.00             Variable(7)              $25,000                $1
      Class 5-A-3-1          $  215,682,000.00             Variable(8)              $25,000                $1
      Class 5-A-3-2          $   52,352,000.00             Variable(9)              $25,000                $1
       Class 5-A-4           $   74,870,000.00            Variable(10)              $25,000                $1
       Class 5-M-1           $   11,022,000.00            Variable(11)              $25,000                $1
       Class 5-M-2           $   11,022,000.00            Variable(12)              $25,000                $1
       Class 5-M-3           $    6,125,000.00            Variable(13)              $25,000                $1
       Class 5-M-4           $    5,307,000.00            Variable(14)              $25,000                $1
       Class 5-M-5           $    5,307,000.00            Variable(15)              $25,000                $1
       Class 5-M-6           $    4,899,000.00            Variable(16)              $25,000                $1
       Class 5-M-7           $    4,082,000.00            Variable(17)              $25,000                $1
       Class 5-M-8           $    4,082,000.00            Variable(18)              $25,000                $1
       Class 5-M-9           $    4,082,000.00            Variable(19)              $25,000                $1
       Class 5-M-10          $    4,082,000.00            Variable(20)              $25,000                $1
       Class C-B-1           $   13,390,000.00            Variable(21)              $25,000                $1
       Class C-B-2           $    8,830,000.00            Variable(21)              $25,000                $1
       Class C-B-3           $    4,565,000.00            Variable(21)              $25,000                $1
       Class C-B-4           $    4,565,000.00            Variable(21)              $25,000                $1
       Class C-B-5           $    3,655,000.00            Variable(21)              $25,000                $1
       Class C-B-6           $    2,433,263.19            Variable(21)              $25,000               $1*
        Class 5-X            $    7,757,684.52(22)        Variable(23)                (24)                N/A
         Class P                    (25)                      N/A                     (26)                N/A
         Class AR            $           50.00                N/A                     (27)                N/A

_______________
*    Except for one certificate of the Class C-B-6 Certificates which shall contain any stub piece of less than $1.
(1)  With respect to each  Distribution  Date, the Pass-Through  Rate for the Class 1-A-1 and Class 1-A-2  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that Distribution Date.
(2)  With respect to each Distribution Date, the Pass-Through Rate for the Class 2-A-1  Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 2 for that Distribution Date.
(3)  With respect to each Distribution  Date, the Pass-Through Rate for the Class 3-A-1,  Class 3-A-2-1,  Class 3-A-2-2 and Class 3-A-3
     Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 3 for that Distribution Date.
(4)  With respect to each  Distribution  Date, the Pass-Through  Rate for the Class 4-A-1 and Class 4-A-2  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 4 for that Distribution Date.

                                                              -4-

(5)  The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-A-1  Certificates  is 5.470% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-A-1  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(6)  The Pass-Through  Rate for the March 2007  Distribution Date for the  Class 5-A-2-1  Certificates is 5.440% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 5-A-2-1  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(7)  The Pass-Through  Rate for the March 2007  Distribution Date for the  Class 5-A-2-2  Certificates is 5.550% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 5-A-2-2  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(8)  The Pass-Through  Rate for the March 2007  Distribution Date for the  Class 5-A-3-1  Certificates is 5.460% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 5-A-3-1  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(9)  The Pass-Through  Rate for the March 2007  Distribution Date for the  Class 5-A-3-2  Certificates is 5.480% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 5-A-3-2  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(10) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-A-4  Certificates  is 5.520% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-A-4  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(11) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-1  Certificates  is 5.590% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-1  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(12) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-2  Certificates  is 5.620% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-2  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(13) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-3  Certificates  is 5.720% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-3  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(14) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-4  Certificates  is 5.820% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-4  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(15) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-5  Certificates  is 5.840% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-5  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(16) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-6  Certificates  is 5.900% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-6  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(17) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-7  Certificates  is 6.570% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-7  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(18) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-8  Certificates  is 6.920% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-8  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(19) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-9  Certificates  is 7.570% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 5-M-9  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(20) The  Pass-Through  Rate for the March 2007  Distribution  Date for the Class 5-M-10  Certificates is 7.570% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 5-M-10  Certificates  shall be a per annum  rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.

                                                              -5-

(21) With respect to each  Distribution  Date,  the  Pass-Through  Rate for the  Class C-B-1,  Class C-B-2,  Class C-B-3,  Class C-B-4,
     Class C-B-5 and  Class C-B-6  Certificates  shall be a per annum rate equal to the quotient,  expressed as a percentage of (a) the sum of  (i) the  product  of  (x) the  Net  WAC  Rate  of  Loan  Group 1  for  that  Distribution  Date  and  (y) the  Subordinate
     Component Balance  for Loan Group 1  immediately prior to such Distribution Date, (ii) the product of (x) the Net WAC Rate of Loan
     Group 2  for  that  Distribution  Date and  (y) the  Subordinate  Component Balance  for Loan  Group 2  immediately  prior to such
     Distribution  Date,  (iii) the product of (x) the Net WAC Rate of Loan Group 3 for that Distribution Date and (y) the  Subordinate
     Component Balance  for Loan Group 3  immediately  prior to such  Distribution Date and (iv) the product of (x) the Net WAC Rate of
     Loan Group 4 for that  Distribution  Date and (y) the  Subordinate  Component Balance  for Loan Group 4  immediately prior to such
     Distribution Date,  divided by (b) the aggregate of the Subordinate  Component Balances for Loan Group 1, Loan Group 2, Loan Group
     3 and Loan Group 4 immediately prior to such Distribution Date.
(22) The Class 5-X  Certificates will not accrue interest on their Class Principal Balance. The Class 5-X  Certificates accrue interest on the Class 5-X Notional Amount.
(23) The Class 5-X  Certificates will be comprised of two REMIC III  regular  interests,  a principal only regular interest  designated
     5-X-PO and an interest only regular interest  designated  5-X-IO,  which will be entitled to distributions as set forth herein. On each Distribution Date, the Class 5-X  Certificates shall be entitled to the Class 5-X  Distributable  Amount. With respect to any
     Distribution Date,  interest accrued on the Class 5-X  Certificates  during the related Accrual Period shall equal interest at the related  Pass-Through Rate on the Class 5-X  Notional Amount  immediately prior to such Distribution Date, in each case reduced by any interest shortfalls with respect to the Mortgage Loans in the related Loan  Group including  Prepayment Interest Shortfalls to the extent not covered by Compensating  Interest Payments.  The Pass-Through Rate for the Class 5-X  Certificates or the REMIC III
     Regular Interest 5-X-IO for any Distribution  Date shall equal a per annum rate equal to the percentage  equivalent of a fraction, the  numerator  of which is the  product of (a) 30 and  (b) the sum of the  amounts  calculated  pursuant  to  clauses (i) through
     (iv) below,  and the  denominator  of which is the  product of (a) the  actual  number of days in the related  Accrual  Period and
     (b) the  aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4. For purposes of calculating  the
     Pass-Through Rate for the Class 5-X Certificates, the numerator is equal to the sum of the following components:
         (i)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interests LT1 minus the Marker Rate,  applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC II Regular Interests LT1;
         (ii) the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interest LT2 minus the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2; and
         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT4 minus twice the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4.
     Accrued  interest on the Class 5-X  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Accrual  Period.  Payments  to any Class of Group 5  Certificates  in respect of Basis Risk  Shortfalls  from the Group 5
     Available  Distribution  Amount shall be deemed to have first been  distributed  from  REMIC III  to the holders of the  Class 5-X
     Certificates  in respect of the  Class 5-X-IO  REMIC III  Regular  Interest and then paid by such holders to such Class of Group 5
     Certificates.
(24) The  Class 5-X  Certificates  will be  issued  in  certificated,  fully-registered  form in  minimum  denominations  of 20% of the
     Percentage Interest therein and increments of 10% in excess thereof.
(25) The  Class P  Certificates  will not have a Class  Principal  Balance.  The Class P  Certificates  shall have an initial  notional balance of $338,569,810  and will be entitled to distributions of Assigned  Prepayment  Premiums only. Such entitlement  shall not be an interest in any REMIC created hereunder.
(26) The Class P Certificates will be issued in certificated,  fully-registered  form in minimum denominations of 20% of the Percentage
     Interest therein and increments of 10% in excess thereof.
(27) The Class AR Certificates are issued in minimum Percentage Interests of 20%.

                  For the avoidance of doubt, the Trust  Administrator shall account for any interest amount due to a Certificateholder in excess of the interest rate on the REMIC Regular  Interest  issued by REMIC III  corresponding  to such  Certificate  as part of the payment made to the Class 5-X  Certificates,  to the extent it is entitled to funds from the REMIC,  and then paid outside of the REMIC pursuant to a separate contractual right to such Certificateholder.

                  The  foregoing  REMIC  structure  is intended  to cause all of the cash from the  Mortgage  Loans to flow  through to
REMIC III as cash flow on a REMIC Regular Interest,  without creating any  shortfall—actual or potential (other than for credit losses)
to any REMIC  Regular  Interest.  To the extent that the structure is believed to diverge from such  intention the Trust  Administrator shall  resolve  ambiguities  to  accomplish  such  result  and  shall to the  extent  necessary  rectify  any  drafting  errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

                                                              -6-

Set forth below are designations of Classes of Certificates and Loan Groups to the categories used herein:

Book-Entry Certificates.............    All Classes of Certificates other than the Physical Certificates.
Class A Certificates................    The Group 1, Group 2, Group 3, Group 4 and Group 5 Senior Certificates.
Class C-B Certificates..............    The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and
                                        Class C-B-6 Certificates.
Class M Certificates................    The Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5,
                                        Class 5-M-6, Class 5-M-7, Class 5-M-8, Class 5-M-9 and Class 5-M-10
                                        Certificates.
Economic Residual Floater Certificates
                                        The Class 5-X Certificates.
ERISA-Restricted Certificates.......    Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter's
                                        Exemption.
Floater Certificates................    The Group 5 Certificates.
Floater Loan Group..................    Loan Group 5.
Group 1 Certificates................    The Class 1-A-1, Class 1-A-2 and Residual Certificates.
Group 2 Certificates................    The Class 2-A-1 Certificates.
Group 3 Certificates................    The Class 3-A-1, Class 3-A-2-1, Class 3-A-2-2 and Class 3-A-3 Certificates.
Group 4 Certificates................    The Class 4-A-1 and Class 4-A-2 Certificates.
Group 5 Certificates................    The Group 5 Senior Certificates, Class 5-X Certificates and Class M
                                        Certificates.
Group 5 Senior Certificates.........    The Class 5-A-1, Class 5-A-2-1, Class 5-A-2-2, Class 5-A-3-1, Class 5-A-3-2
                                        and Class 5-A-4 Certificates.
Group 5 Subordinate Certificates....
                                        The Class M Certificates and Class 5-X Certificates.
LIBOR Certificates..................    The Group 5 Senior Certificates and Class M Certificates.
Notional Amount Certificates........    The Class 5-X Certificates and Class P Certificates.
Offered Certificates................    All Classes of Certificates other than the Private Certificates.
Pass-Through Certificates...........    The Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates.
Pass-Through Loan Groups............    Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.
Private Certificates................    The Class C-B-4, Class C-B-5, Class C-B-6, Class 5-X and Class P
                                        Certificates.
Physical Certificates...............    The Residual Certificates and the Private Certificates.
Rating Agencies.....................    Moody's and S&P.
Regular Certificates................    All Classes of Certificates other than the Residual Certificates.

                                                              -7-

Related Pass-Through Loan Groups....    Collectively, Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.
Residual Certificates...............    The Class AR and Class AR-L Certificates.
Senior Certificates.................    With respect to the Pass-Through Loan Groups, the Group 1, Group 2, Group 3
                                        and Group 4 Certificates, and with respect to the Floater Loan Group, the
                                        Group 5 Senior Certificates.
Subordinate Certificates............    With respect to the Pass-Through Loan Groups, the Class C-B Certificates,
                                        and with respect to the Floater Loan Group, the Group 5 Subordinate
                                        Certificates.

                  All  covenants   and   agreements   made  by  the  Depositor   herein  are  for  the  benefit  and  security  of  the
Certificateholders.  The  Depositor  is entering  into this  Agreement,  and the Trustee is  accepting  the trusts  created  hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  The parties  hereto  intend to effect an absolute sale and  assignment  of the Mortgage  Loans to the Trustee for the benefit of  Certificateholders  under this Agreement.  However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary  matter  grant a security  interest,  in and to its  rights,  if any, in the  Mortgage  Loans to the Trustee on behalf of
Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                                                     W I T N E S S E T H T H A T:

                  In consideration of the mutual agreements  herein  contained,  the Depositor,  the Seller,  the Master Servicer,  the
Servicers, the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust Administrator agree as follows:

                                                              -8-

                                                               ARTICLE I

                                                              DEFINITIONS

                  Whenever used in this Agreement,  the following words and phrases, unless the context otherwise requires,  shall have the following meanings:

                  Accrual Period:  For any interest bearing Class of Certificates  (other than the LIBOR  Certificates)  and each Class of REMIC I Regular  Interests and REMIC II Regular Interests and any Distribution  Date, the calendar month immediately  preceding such
Distribution  Date, and with respect to the LIBOR  Certificates,  the period beginning on the immediately  preceding  Distribution Date
(or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding such Distribution Date.

                  Advance:  With respect to any Countrywide  Serviced Mortgage Loan and any Distribution  Date, the payment required to be made by Countrywide  with respect to the  Remittance  Date (as defined in the  Countrywide  Underlying  Servicing  Agreement) in the
month of such Distribution Date pursuant to Subsection 11.19 of Exhibit 9 of the Countrywide Underlying Servicing Agreement.

                  With respect to any Fifth Third Serviced Mortgage Loan and any Distribution  Date, the payment required to be made by
Fifth Third with respect to the Remittance  Date (as defined in the Fifth Third  Underlying  Servicing  Agreement) in the month of such
Distribution Date pursuant to Section 5.03 of the Fifth Third Underlying Servicing Agreement.

                  With respect to any First Horizon Serviced  Mortgage Loan and any Distribution  Date, the payment required to be made by First Horizon with respect to the Remittance Date (as defined in the First Horizon Underlying  Servicing  Agreement) in the month of such Distribution Date pursuant to Section 5.03 of the First Horizon Underlying Servicing Agreement.

                  With respect to any IndyMac  Serviced  Mortgage Loan and any  Distribution  Date, the payment  required to be made by
IndyMac  with  respect  to the  Remittance  Date (as  defined  in the  IndyMac  Underlying  Servicing  Agreement)  in the month of such
Distribution Date pursuant to Section 5.03 of the IndyMac Underlying Servicing Agreement.

                  With respect to any SunTrust  Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by
SunTrust  with  respect to the  Remittance  Date (as  defined in the  SunTrust  Underlying  Servicing  Agreement)  in the month of such
Distribution Date pursuant to Section 5.03 of the SunTrust Underlying Servicing Agreement.

                  With respect to any Wachovia  Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by
Wachovia  with  respect to the  Remittance  Date (as  defined in the  Wachovia  Underlying  Servicing  Agreement)  in the month of such
Distribution Date pursuant to Section 5.03 of the Wachovia Underlying Servicing Agreement.

                  With respect to any WaMu Bank Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by
WaMu Bank with respect to the Monthly  Remittance  Date (as defined in the WaMu Bank  Underlying  Servicing  Agreement) in the month of such Distribution Date pursuant to Section 2.16 of the WaMu Bank Underlying Servicing Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                                                              -9-

                  Aggregate Groups 1-4 Collateral Balance:  With respect to any date of determination,  will be equal to the sum of the
Aggregate Loan Group Balances for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 as of such date of determination.

                  Agreement:  Collectively, this Series Supplement and the Standard Terms, and all amendments or supplements hereto.

                  Assigned Prepayment  Premium:  Any Prepayment Premium on a Wells Fargo Serviced Mortgage Loan, any Prepayment Premium
on a SPS Serviced Mortgage Loan and any other Prepayment Premium on deposit in the Certificate Account.

                  Available Distribution Amount:  With respect to any Distribution Date and each Pass-Through Loan Group, the sum of:

                  (i)      all amounts in respect of Scheduled  Payments (net of the related  Expense Fees) due on the related Due Date and received prior to the related  Determination  Date on the related  Mortgage  Loans,  together with any Advances in respect thereof;

                  (ii)     all Insurance  Proceeds (to the extent not applied to the restoration of the Mortgaged  Property or released to the Mortgagor in accordance  with the  applicable  Servicer's  Accepted  Servicing  Standards),  all  Liquidation  Proceeds
         received during the calendar month preceding the month of that  Distribution  Date on the related Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans;

                  (iii)    all Principal  Prepayments  received  during the related  Prepayment  Period on the related  Mortgage Loans, excluding Prepayment Premiums;

                  (iv)     amounts received with respect to such  Distribution  Date as the Substitution  Adjustment Amount or Purchase
         Price in  respect  of a  Mortgage  Loan in the  related  Loan  Group repurchased  by the  Seller,  purchased  by a Holder of a
         Subordinate  Certificate pursuant to  Section 3.11(f) or  purchased by the Special Servicer pursuant to  Section 3.11(g) as of such Distribution Date;

                  (v)      any amounts payable as  Compensating  Interest  Payments by a Servicer with respect to the related  Mortgage
         Loans on such Distribution Date;

                  (vi)     all Recoveries, if any; and

                  (vii)    the portion of the Mortgage Loan  Purchase  Price  related to such Loan  Group paid  in  connection  with an
         Optional Termination up to the amount of the Par Value for such Loan Group;

in the case of  clauses (i) through  (iv) above  reduced by amounts in reimbursement for Advances  previously made and other amounts as to which the  Trustee,  the Trust  Administrator,  a  Servicer  or the  Master  Servicer  is  entitled  to be  reimbursed  pursuant  to
Section 3.08 in respect of the related Mortgage Loans or otherwise.

                  Basis Risk Shortfall:  For any Class of LIBOR  Certificates and any Distribution  Date, the sum of (i) the excess, if any,  of (a) the  related  Current  Interest  calculated  on the basis of the least of (x) the  applicable  Certificate  Index plus the applicable  Certificate  Margin,  (y) the Maximum Interest Rate and (z) 11.00% over (b) the related Current Interest for the applicable
Distribution Date,  (ii) any amount described in clause  (i) remaining  unpaid from prior Distribution Dates, and (iii) interest on the amount in clause  (ii) for  the  related  Accrual  Period  calculated  at a per annum  rate  equal to the least of  (x) the  applicable
Certificate Index plus the applicable Certificate Margin, (y) the applicable Maximum Interest Rate and (z) 11.00%.

                                                              -10-

                  Capitalized Interest Account:  Not Applicable.

                  Capitalized Interest Deposit:  Not Applicable.

                  Capitalized Interest Distribution:  Not Applicable.

                  Capitalized Interest Release Amount:  Not Applicable.

                  Capitalized Interest Requirement:  Not Applicable.

                  Capitalized Interest Requirement Rate:  Not Applicable.

                  Carryforward  Interest:  For any Class of LIBOR Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current  Interest for such Class for the immediately  preceding  Distribution  Date and (B) any unpaid
Carryforward  Interest for such  Class from  previous  Distribution  Dates exceeds  (y) the  amount paid in respect of interest on such
Class on such  immediately  preceding  Distribution  Date,  and (2)  interest  on such  amount for the  related  Accrual  Period at the applicable Pass-Through Rate.

                  Certificate  Balance:  With  respect to any  Certificate  (other  than a  Class 5-X  Certificate),  as defined in the
Standard Terms.

                  With respect to each Class 5-X Certificate, on any date of determination,  an amount equal to the Percentage Interest evidenced by such  Certificate  multiplied by an amount equal to (i) the  excess,  if any, of (A) the Aggregate  Loan Group Balance for
Loan Group 5 as of such date of determination,  over (B) the then aggregate Class Principal Balance of the Group 5 Senior  Certificates
and Class M  Certificates  then  outstanding,  which represents the sum of (i) the initial  principal  balance of the REMIC III Regular
Interest  5-X-PO,  as reduced by Realized  Losses  allocated  thereto and payments  deemed made thereon,  and  (ii) accrued  and unpaid interest on the REMIC III Regular Interest 5-X-IO, as reduced by Realized Losses allocated thereto.

                  Certificate Group: Any of Certificate  Group 1,  Certificate  Group 2,  Certificate  Group 3,  Certificate Group 4 or
Certificate Group 5, as applicable.

                  Certificate  Group 1:  Any of the  Certificates  with a  Class designation  beginning  with "1" and  relating to Loan
Group 1.

                  Certificate  Group 2:  Any of the  Certificates  with a  Class designation  beginning  with "2" and  relating to Loan
Group 2.

                  Certificate  Group 3:  Any of the  Certificates  with a  Class designation  beginning  with "3" and  relating to Loan
Group 3.

                  Certificate  Group 4:  Any of the  Certificates  with a  Class designation  beginning  with "4" and  relating to Loan
Group 4.

                                                              -11-

                  Certificate  Group 5:  Any of the  Certificates  with a  Class designation  beginning  with "5" and  relating to Loan
Group 5.

                  Certificate Margin:  As to each Class of LIBOR Certificates, the applicable amount set forth below:

                                                              Certificate Margin
                       Class                          (1)                           (2)
                  ____________________________________________________________________________
                       5-A-1                         0.150%                        0.300%
                      5-A-2-1                        0.120%                        0.240%
                      5-A-2-2                        0.230%                        0.460%
                      5-A-3-1                        0.140%                        0.280%
                      5-A-3-2                        0.160%                        0.320%
                       5-A-4                         0.200%                        0.400%
                       5-M-1                         0.270%                        0.540%
                       5-M-2                         0.300%                        0.600%
                       5-M-3                         0.400%                        0.800%
                       5-M-4                         0.500%                        1.000%
                       5-M-5                         0.520%                        1.020%
                       5-M-6                         0.580%                        1.080%
                       5-M-7                         1.250%                        1.750%
                       5-M-8                         1.600%                        2.100%
                       5-M-9                         2.250%                        2.750%
                       5-M-10                        2.250%                        2.750%
            ___________
            (1)  On and prior to the first  Distribution  Date on which the  Optional  Termination  for Loan Group 5 may occur.
            (2)  After the first Distribution Date on which the Optional Termination for Loan Group 5 may occur.

                  Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

                  Class 5-M-1  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 5 Senior  Certificates,  after giving effect to payments on such  Distribution Date and
(ii) the Class Principal  Balance of the Class 5-M-1  Certificates  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 86.10%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date and (B) the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the
Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-2  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 5 Senior  Certificates and Class 5-M-1  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 5-M-2  Certificates  immediately prior to such
Distribution  Date exceeds  (y) the lesser of (A) the product of (i) 88.80% and (ii) the  Aggregate Loan Group Balance for Loan Group 5
for such  Distribution  Date and (B) the amount,  if any,  by which  (i) the  Aggregate  Loan Group  Balance for Loan  Group 5 for such
Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                                                              -12-

                  Class 5-M-3  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 5 Senior  Certificates,  Class 5-M-1 and Class 5-M-2  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 5-M-3  Certificates  immediately prior to such Distribution  Date exceeds (y) the lesser of (A) the product of (i) 90.30% and (ii) the  Aggregate Loan Group Balance for
Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 5
for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-4  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 5 Senior Certificates,  Class 5-M-1,  Class 5-M-2 and Class 5-M-3 Certificates,  in each case, after giving effect to payments on such Distribution  Date and (ii) the Class Principal  Balance of the Class 5-M-4  Certificates
immediately prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 91.60% and (ii) the  Aggregate Loan Group
Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group Balance for
Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group Balance for Loan Group 5 as of the Cut-off
Date.

                  Class 5-M-5  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate  Class  Principal  Balance  of the  Group 5  Senior  Certificates,  Class 5-M-1,  Class 5-M-2,  Class 5-M-3  and  Class 5-M-4
Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the Class  Principal  Balance of the
Class 5-M-5  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the  product of (i) 92.90% and
(ii) the  Aggregate  Loan Group  Balance for Loan  Group 5 for such  Distribution  Date and (B) the  amount,  if any, by which  (i) the
Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for
Loan Group 5 as of the Cut-off Date.

                  Class 5-M-6  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate  Class  Principal  Balance of the  Group 5  Senior  Certificates,  Class 5-M-1,  Class 5-M-2,  Class 5-M-3,  Class 5-M-4  and
Class 5-M-5 Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class 5-M-6  Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 94.10%
and (ii) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the
Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for
Loan Group 5 as of the Cut-off Date.

                  Class 5-M-7  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 5 Senior Certificates,  Class 5-M-1,  Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5
and Class 5-M-6  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the Class Principal
Balance of the  Class 5-M-7  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the product of
(i) 95.10% and (ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution Date and (B) the amount, if any, by which
(i) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group
Balance for Loan Group 5 as of the Cut-off Date.

                                                              -13-

                   Class 5-M-8  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the
aggregate  Class  Principal  Balance  of  the  Group 5  Senior  Certificates,   Class 5-M-1,   Class 5-M-2,  Class 5-M-3,  Class 5-M-4,
Class 5-M-5,  Class 5-M-6 and Class 5-M-7  Certificates,  in each case, after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal Balance of the Class 5-M-8  Certificates immediately prior to such Distribution Date exceeds (y) the lesser of
(A) the  product of  (i) 96.10%  and (ii) the  Aggregate  Loan Group  Balance for Loan Group 5 for such  Distribution  Date and (B) the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the
Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-9  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the
aggregate  Class  Principal  Balance  of  the  Group 5  Senior  Certificates,   Class 5-M-1,   Class 5-M-2,  Class 5-M-3,  Class 5-M-4,
Class 5-M-5,  Class 5-M-6, Class 5-M-7 and Class 5-M-8 Certificates, in each case, after giving effect to payments on such Distribution
Date and (ii) the Class Principal Balance of the Class 5-M-9  Certificates  immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 97.10% and (ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution Date and (B)
the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-M-10  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the
aggregate  Class  Principal  Balance  of  the  Group 5  Senior  Certificates,   Class 5-M-1,   Class 5-M-2,  Class 5-M-3,  Class 5-M-4,
Class 5-M-5,  Class 5-M-6, Class 5-M-7, Class 5-M-8 and Class 5-M-9 Certificates, in each case, after giving effect to payments on such
Distribution  Date and (ii) the Class Principal  Balance of the Class 5-M-10  Certificates  immediately prior to such Distribution Date exceeds  (y) the  lesser of (A) the  product of  (i) 98.10%  and  (ii) the  Aggregate  Loan Group  Balance  for Loan  Group 5  for such
Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution
Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Class 5-X Distributable Amount: With respect to any Distribution Date and the Class 5-X  Certificates,  to the extent
of  any  Monthly  Excess   Cashflow   remaining  on  such   Distribution   Date  after  the   distribution   of  amounts   pursuant  to
Section 4.01(II)(d)(i)-(xxiv),  the sum of (a) the  amount of interest  accrued  during the  related  Accrual  Period on the  Class 5-X
Certificates  (as  described  in the  Preliminary  Statement)  and  (b) the  Overcollateralization  Release  Amount,  if any,  for such
Distribution Date.

                  Class 5-X  Notional Amount:  With respect to the Class 5-X  Certificates or REMIC III Regular Interest 5-X-IO and any
Distribution  Date, the aggregate of the  Uncertificated  Principal  Balances of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4
immediately  prior to such  Distribution  Date,  (which for clarification is equal to the Aggregate Loan Group Balance for Loan Group 5 as of the first day of the related  Collection Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date)).

                                                              -14-

                  Class A Certificates:  As set forth in the Preliminary Statement.

                  Class C-B Certificates:  As set forth in the Preliminary Statement.

                  Class C-B Credit Support  Depletion Date: The first  Distribution Date on which the aggregate Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

                  Class C-B  Percentage:  With respect to any Distribution Date, the aggregate Class Principal Balance of the Class C-B
Certificates  immediately prior to such Distribution Date divided by the Aggregate  Groups 1-4  Collateral  Balance as of the first day of the related  Collection  Period  (excluding  any such  Mortgage  Loans that were  subject to a Payoff,  the  principal  of which was distributed on the Distribution Date preceding the current Distribution Date).

                  Class M  Certificates:   The  Class 5-M-1,   Class 5-M-2,   Class 5-M-3,   Class 5-M-4,   Class 5-M-5,   Class 5-M-6,
Class 5-M-7, Class 5-M-8, Class 5-M-9 and Class 5-M-10 Certificates.

                  Class Notional Amount:  The Class 5-X Notional Amount.

                  Class Y Principal  Reduction Amounts:  For any Distribution  Date, the amounts by which the Uncertificated  Principal
Balances of the Class Y  Regular  Interests  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the distribution of principal, determined as described in Appendix A.

                  Class Y Regular Interests:  The Class Y-1, Class Y-2, Class Y-3 and Class Y-4 Regular Interests.

                  Class Y-1  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-1 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

                  Class Y-1  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-1 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-1 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-2  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-2 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

                  Class Y-2  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-2 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-2 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                                                              -15-

                  Class Y-3  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-3 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

                  Class Y-3  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-3 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-3 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-4  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Y-4 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

                  Class Y-4  Principal  Reduction Amount: The Class Y Principal  Reduction Amount for the Class Y-4 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Y-4 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z Principal  Reduction Amounts:  For any Distribution  Date, the amounts by which the Uncertificated  Principal
Balances of the Class Z  Regular  Interests  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the distribution  of  principal,  which  shall be in each  case the  excess  of (A) the sum of  (x) the  excess  of the  REMIC I  Available
Distribution  Amount for the related  Group (i.e.  the "related  Group" for the Class Z-1  Regular  Interest is the Group 1 Loans,  the
"related Group" for the Class Z-2  Regular Interest is the Group 2 Loans, the "related Group" for the Class Z-3 Regular Interest is the
Group 3 Loans and the "related Group" for the Class Z-4  Regular  Interest is the Group 4 Loans)  exclusive of any Recoveries  included therein over the amounts  thereof  distributable  (i) in respect of interest on such Class Z  Regular  Interest and the related Class Y
Regular  Interest and (ii) in the case of the Group 1 Loans,  to the  Class AR-L  Certificates  and (y) the  amount of Realized  Losses allocable to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

                  Class Z Regular Interests:  The Class Z-1, Class Z-2, Class Z-3 and Class Z-4 Regular Interests.

                  Class Z-1  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-1 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

                  Class Z-1  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-1 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-1 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-2  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-2 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

                                                              -16-

                  Class Z-2  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-2 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-2 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-3  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-3 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

                  Class Z-3  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-3 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-3 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-4  Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the Class Z-4 Principal
Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

                  Class Z-4  Principal  Reduction Amount: The Class Z Principal  Reduction Amount for the Class Z-4 Regular Interest as
determined pursuant to the provisions of the Appendix A.

                  Class Z-4 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Closing Date:  February 28, 2007.

                  Conforming Loans:  The Group 4 Mortgage Loans.

                  Corporate  Trust  Office:  With  respect  to the  Trustee,  the  designated  office  of the  Trustee  at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at 60 Livingston  Avenue,  St. Paul,  Minnesota  55107,  Attention:  Corporate  Trust—Structured
Finance,  CSFB ARMT 2007-1. With respect to the Trust  Administrator,  the designated office of the Trust Administrator at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this  Agreement  is located at 9062 Old  Annapolis  Road,  Columbia,  MD 21045,  Attention: CSFB  ARMT 2007-1,  except for purposes of  Section 6.06  and  certificate  transfer  purposes,  such term shall mean the office or agency of the Trust  Administrator located at 6th Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2007-1.

                  Countrywide:  Countrywide Home Loans Servicing LP and its successors and assigns.

                  Countrywide  Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Countrywide is the applicable Designated Servicer.

                  Countrywide  Reconstituted  Servicing  Agreement:  That  certain  Reconstituted  Servicing  Agreement,  dated  as  of
February 1, 2007, among DLJMC, Countrywide, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                                                              -17-

                  Countrywide  Underlying Servicing Agreement:  The "Servicing Agreement" referred to in the Countrywide  Reconstituted
Servicing Agreement.

                  Current Interest:  For any Class of LIBOR  Certificates and Distribution Date, the amount of interest accruing at the applicable  Pass-Through Rate on the related Class Principal Balance of such  Class during the related Accrual Period;  provided,  that as to each Class of LIBOR  Certificates,  Current  Interest  shall be reduced by a pro rata portion of any Interest  Shortfalls  to the extent not covered by Monthly Excess Interest.

                  Custodial  Agreement:  As defined in the Standard  Terms. As of the date hereof,  the Custodial  Agreement under this
Agreement will be the LaSalle Bank Custodial Agreement.

                  Custodian:  As defined in the Standard  Terms.  Initially,  LaSalle  shall serve as Custodian for all of the Mortgage
Loans.

                  Deferred Amount:  For any Class of LIBOR  Certificates and Distribution  Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts  previously  applied in reduction of the Class  Principal  Balance thereof exceeds (y) the sum of
(i) the aggregate of amounts  previously paid in reimbursement  thereof and (ii) amounts  added to the Class Principal Balances thereof pursuant to Section 4.03(a)(ii) on all prior Distribution Dates, including such Distribution Date.

                  Deposit Amount:  As defined in Section 4.08(e) or Section 4.09(e) herein, as applicable.

                  Depositor:  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  a Delaware  corporation,  or its  successor in interest.

                  Depository  Agreement:  The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

                  Designated  Mortgage Loans:  The  Countrywide  Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer serviced by Countrywide under the Countrywide  Servicing  Agreement,  the Fifth Third Serviced Mortgage Loans, unless any such Mortgage
Loan is no longer  serviced by Fifth Third under the Fifth Third  Servicing  Agreement,  the First  Horizon  Serviced  Mortgage  Loans,
unless any such  Mortgage  Loan is no longer  serviced  by First  Horizon  under the First  Horizon  Servicing  Agreement,  the IndyMac
Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer  serviced by IndyMac under the IndyMac  Reconstituted  Servicing
Agreement,  the SunTrust  Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by SunTrust under the SunTrust
Reconstituted  Servicing  Agreement,  the Wachovia  Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer  serviced by
Wachovia under the Wachovia Servicing  Agreement and the WaMu Bank Serviced Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by WaMu Bank under the WaMu Bank Servicing Agreement.

                  Designated Servicer: Each of Countrywide,  Fifth Third, First Horizon, IndyMac, SunTrust,  Wachovia and WaMu Bank, as
applicable.

                  Designated  Servicing  Agreement:   Each  of  the  Countrywide   Reconstituted   Servicing  Agreement,   Fifth  Third
Reconstituted  Servicing  Agreement,  First Horizon  Reconstituted  Servicing  Agreement,  IndyMac  Reconstituted  Servicing Agreement,
SunTrust  Reconstituted  Servicing  Agreement,  Wachovia  Reconstituted  Servicing  Agreement  and WaMu  Bank  Reconstituted  Servicing
Agreement, as applicable.

                                                              -18-

                  Economic Residual Floater Certificate:  As set forth in the Preliminary Statement.

                  ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

                  Exchangeable Certificates:  Not applicable.

                  Fifth Third:  Fifth Third Mortgage Company and its successors and assigns.

                  Fifth Third Serviced  Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Fifth Third is the applicable Designated Servicer.

                  Fifth  Third  Reconstituted  Servicing  Agreement:  That  certain  Reconstituted  Servicing  Agreement,  dated  as of
February 1, 2007, among DLJMC, Fifth Third, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  Fifth Third Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the Fifth Third Reconstituted
Servicing Agreement.

                  First Horizon:  First Horizon Home Loan Corporation and its successors and assigns.

                  First Horizon  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which First Horizon is the applicable Designated Servicer.

                  First  Horizon  Reconstituted  Servicing  Agreement:  That  certain  Reconstituted  Servicing  Agreement  dated as of
February 1, 2007 among DLJMC, First Horizon, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  First  Horizon  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred  to  in  the  First  Horizon
Reconstituted Servicing Agreement.

                  Floater Certificates:  As set forth in the Preliminary Statement.

                  Floater Loan Group:  As set forth in the Preliminary Statement.

                  Group: When used with respect to the Mortgage Loans, any of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4
or Loan Group 5,  or with respect to the Certificates,  the Class or Classes of Certificates that relate to the corresponding  Group or
Groups.

                  Group 1:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 1 or with respect to the  Certificates,  the Group 1  Certificates  (as specified in the
Preliminary Statement).

                  Group 1 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 1  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 1  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 1  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 1  Certificates  immediately  prior to such Distribution Date and the  denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 1 as of the first day of the related  Collection Period  (excluding any Group 1 Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 1 Senior
Percentage exceed 100%.

                                                              -19-

                  Group 1 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 1
Senior Percentage of the Principal Payment Amount for Loan Group 1,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 1, and (iii) the Group 1 Senior Liquidation Amount.

                  Group 1 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 1 Senior Percentage.

                  Group 2:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 2 or with respect to the  Certificates,  the Group 2  Certificates  (as specified in the
Preliminary Statement).

                  Group 2 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 2  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 2  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 2  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 2  Certificates  immediately  prior to such Distribution Date and the  denominator of which is the aggregate of the Stated  Principal  Balances of the Mortgage Loans in Loan Group 2 as of the first day of the related  Collection Period  (excluding any Group 2 Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 2 Senior
Percentage exceed 100%.

                  Group 2 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 2
Senior Percentage of the Principal Payment Amount for Loan Group 2,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 2, and (iii) the Group 2 Senior Liquidation Amount.

                  Group 2 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 2 Senior Percentage.

                  Group 3:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 3 or with respect to the  Certificates,  the Group 3  Certificates  (as specified in the
Preliminary Statement).

                  Group 3 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 3  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 3  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 3  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 3  Certificates  immediately  prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal  Balances of the Mortgage Loans in Loan Group 3,  as of the first day of the related  Collection  Period  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 3 Senior
Percentage exceed 100%.

                                                              -20-

                  Group 3 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 3
Senior Percentage of the Principal Payment Amount for Loan Group 3,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 3, and (iii) the Group 3 Senior Liquidation Amount.

                  Group 3 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 3 Senior Percentage.

                  Group 4:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 4 or with respect to the  Certificates,  the Group 4  Certificates  (as specified in the
Preliminary Statement).

                  Group 4 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 4  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 4  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 4  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Group 4  Certificates  immediately  prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal  Balances of the Mortgage Loans in Loan Group 4,  as of the first day of the related  Collection  Period  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 4 Senior
Percentage exceed 100%.

                  Group 4 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 4
Senior Percentage of the Principal Payment Amount for Loan Group 4,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 4, and (iii) the Group 4 Senior Liquidation Amount.

                  Group 4 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 4 Senior Percentage.

                  Group 5:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 5 or with respect to the Certificates, the Group 5 Certificates.

                  Group 5 Certificates:  As set forth in the Preliminary Statement.

                  Group 5 Credit Support  Depletion Date: The first  Distribution  Date on which the aggregate Class Principal  Balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.

                  Group 5  Interest Rate Cap Account:  The separate  Eligible  Account  created and  initially  maintained by the Trust
Administrator  pursuant  to  Section 4.10  in the  name of the  Trust  Administrator  for the  benefit  of the  Certificateholders  and designated  "Wells Fargo Bank,  N.A. in trust for  registered  holders of  Adjustable  Rate  Mortgage  Trust  2007-1,  Adjustable  Rate
Mortgage-Backed Pass Through  Certificates,  Series 2007-1,  Group 5 Certificates" Funds in the Group 5 Interest Rate Cap Account shall be held in trust for the  Certificateholders  for the uses and  purposes set forth in this  Agreement.  The Group 5  Interest  Rate Cap
Account  will not be an asset of any  REMIC.  Ownership  of the  Group 5  Interest  Rate Cap  Account  is  evidenced  by the  Class 5-X
Certificates.

                                                              -21-

                  Group 5 Interest Rate Cap Agreement:  The interest rate cap agreement relating to the Group 5 Certificates consisting of the ISDA Master  Agreement,  the  Schedule and the Credit  Support  Annex,  each dated as of the Closing Date and the  Confirmations related  thereto,  between the Trust  Administrator  on behalf of the Trust and the  Group 5 Interest  Rate Cap  Counterparty,  as such agreement  may be amended and  supplemented  in  accordance  with its terms and any  replacement  Group 5  Interest  Rate Cap Agreement acceptable to the Depositor and the Trust Administrator.

                  Group 5 Interest Rate Cap Counterparty:  Credit Suisse International,  or any successor in interest thereto under the
Group 5 Interest Rate Cap Agreement.

                  Group 5 Senior Certificates:  As set forth in the Preliminary Statement.

                  Group 5 Senior  Enhancement  Percentage:  For any  Distribution  Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of the  aggregate  Class  Principal  Balance of the Class M  Certificates  and the  Overcollateralization
Amount (which,  for purposes of this  definition  only,  shall not be less than zero),  in each case after giving effect to payments on such Distribution  Date (assuming no Trigger Event has occurred),  and the denominator of which is the Aggregate Loan Group Balance for
Loan Group 5 for such Distribution Date.

                  Group 5 Senior Principal  Payment Amount:  For any  Distribution  Date on or after the Stepdown Date and as long as a
Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount,  if any, by which (x) the  aggregate Class
Principal  Balance of the Group 5 Senior  Certificates,  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 83.40% and (ii) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate
Loan Group Balance for Loan Group 5 as of the Cut-off Date.

                  Group 5 Subordinate Certificates:  As set forth in the Preliminary Statement.

                  IndyMac:  IndyMac Bank, F.S.B. and its successors and assigns.

                  IndyMac  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
IndyMac is the applicable Servicer.

                  IndyMac Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing Agreement dated as of February 1,
2007 among DLJMC, IndyMac, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  IndyMac  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred  to in  the  IndyMac  Reconstituted
Servicing Agreement.

                  Initial Bankruptcy Loss Coverage Amount:  $205,020.36.

                                                              -22-

                  Initial Class Principal Balance:  As set forth in the Preliminary Statement.

                  Initial Cut-off Date:  February 1, 2007.

                  Initial Fraud Loss Coverage Amount:  $12,176,367.26.

                  Initial Special Hazard Loss Coverage Amount:  $6,088,183.63.

                  Interest  Distribution Amount: With respect to any Distribution Date and interest bearing Class of Group 1,  Group 2,
Group 3,  Group 4 and Class C-B  Certificates,  the sum of (i) one  month's  interest  accrued during the related Accrual Period at the applicable  Pass-Through Rate for such Class on the related Class Principal  Balance or Class Notional Amount,  as applicable,  subject to reduction pursuant to Section 4.01(I)(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

                  Interest  Remittance  Amount:  For any Distribution  Date and the Mortgage Loans in Loan Group 5,  an amount equal to the sum of (1) all interest  collected  (other than  Payaheads) or advanced in respect of Scheduled  Payments on the Mortgage  Loans in such Loan Group during the related Collection Period,  the interest portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended  for  application  in the related  Collection  Period and  interest  portion of all Payoffs (net of Payoff
Interest and  Prepayment  Interest  Excess for such  Distribution  Date) and  Curtailments  received on the Mortgage Loans in such Loan
Group  during  the  related  Prepayment  Period,  less  (x) the  applicable  Expense  Fees  with  respect  to such  Mortgage  Loans and
(y) unreimbursed  Advances and other amounts due to the Master  Servicer,  the  applicable  Servicer and the Trust  Administrator  with respect to such Mortgage Loans, to the extent allocable to interest,  (2) all  Compensating  Interest  Payments paid by a Servicer with respect to the Mortgage Loans in such Loan Group with  respect to the related  Prepayment  Period,  (3) the portion of any Substitution
Adjustment Amount and Purchase Price paid with respect to the Mortgage Loans in such Loan Group during the related  Collection  Period, in each case  allocable to interest  and the proceeds of any purchase of such  Mortgage  Loans by the  Terminating  Entity  pursuant to
Section 11.01  in an amount not exceeding the interest  portion of the Par Value with respect to such Mortgage  Loans,  and (4) all Net
Liquidation  Proceeds and  recoveries  (net of  unreimbursed  Advances,  Servicing  Advances and expenses,  to the extent  allocable to interest,  and unpaid Expense Fees), if any,  collected with respect to the Mortgage Loans in such Loan Group during the prior calendar month, to the extent allocable to interest.

                  Interest  Shortfall:  For any  Distribution  Date and the  Mortgage  Loans in Loan  Group 5,  an amount  equal to the aggregate  shortfall,  if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans in Loan Group 5 resulting  from  (a) Principal  Prepayments  received  during the related  Prepayment  Period after giving  effect to the  Compensating
Interest Payment for such  Distribution  Date and (b) interest  payments on certain of the Mortgage Loans in Loan Group 5 being limited pursuant to the provisions of the Relief Act.

                  LaSalle:  LaSalle Bank, National Association.

                  LaSalle Bank Custodial  Agreement:  That certain Custodial Agreement dated as of February 1,  2007 among LaSalle, the
Trustee and the Trust Administrator.

                  LIBOR Certificates:  As set forth in the Preliminary Statement.

                  Loan Group:  Any of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5,  as  applicable.  Loan
Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 together will constitute one sub-trust and Loan Group 5 will constitute  another sub-trust.

                                                              -23-

                  Loan Group 1:  All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 2:  All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 3:  All Mortgage Loans identified as Loan Group 3 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 4:  All Mortgage Loans identified as Loan Group 4 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 5:  All Mortgage Loans identified as Loan Group 5 Mortgage Loans on the Mortgage Loan Schedule.

                  Marker Rate:  With respect to the Class 5-X  Certificates  and the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4
and any Distribution  Date, a per annum rate equal to two (2) times the weighted average of the  Uncertificated  REMIC II  Pass-Through
Rates for REMIC II Regular Interest LT2 and REMIC II Regular Interest LT3.

                  Master Servicer:  Wells Fargo.

                  Maturity Date:  The Distribution Date occurring in March 2037.

                  Maximum Interest Rate: With respect to the Group 5  Certificates  and any Distribution  Date, an annual rate equal to the weighted  average of the Maximum  Mortgage Rates of the Mortgage Loans in Loan Group 5 minus the weighted  average Expense Fee Rate of the Mortgage Loans in Loan Group 5.

                  Modification Oversight Agent: SPS, and its successors and permitted assigns.

                  Monthly  Excess  Cashflow:  For any  Distribution  Date, an amount equal to the sum of the Monthly  Excess  Interest,
Overcollateralization  Release Amount,  if any for such date, and any Principal Payment Amount remaining after the application of items
(i) through (v) in the distribution thereof pursuant to Section 4.01(II)(a), (b) or (c), as applicable.

                  Monthly Excess Interest:  For any Distribution  Date, any Interest  Remittance Amount remaining after the application of items (i) through (xi) in the distribution thereof, pursuant to Section 4.01(II)(a).

                  Net Cumulative  Realized Loss Amount:  For any Distribution  Date, an amount equal to the cumulative  Realized Losses incurred  on the  Group 5  Mortgage  Loans  from the  Initial  Cut-off  Date  through  the end of the  calendar  month  preceding  such
Distribution  Date,  less the amount of payments made to the Principal  Remittance  Amount from the Group 5 Interest Rate Cap Agreement pursuant to Section 4.07(c)(3) on all prior Distribution Dates.

                  Net Excess Spread:  With respect to any Distribution  Date and Loan Group 5,  a fraction,  expressed as a percentage, the numerator of which is equal to the excess of (x) the  Aggregate Loan Group Balance for Loan Group 5 for the  immediately  preceding
Distribution  Date,  multiplied  by the product of (A) the Net WAC Rate for Loan  Group 5 and (B) the actual  number of days elapsed in the related Accrual Period divided by 360 over (y) the  aggregate  Current  Interest for Loan Group 5 for such  Distribution  Date, and the  denominator  of which is an amount  equal to the  Aggregate  Loan Group  Balance for Loan  Group 5 for the  immediately  preceding
Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

                                                              -24-

                  Net Funds  Cap:  For any  Distribution  Date and the LIBOR  Certificates,  will be a per  annum  rate  equal to (a) a fraction,  expressed as a percentage,  the  numerator of which is the product of (1) the Optimal  Interest  Remittance  Amount for such date and (2) 12,  and the denominator of which is the Aggregate Loan  Group Balance for Loan Group 5 (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed on the  Distribution  Date  preceding the current  Distribution
Date)  for the  immediately  preceding  Distribution  Date  (or,  in the  case of the  first  Distribution  Date,  the  Aggregate  Loan
Group Balance for Loan Group 5 as of the Cut-off Date,  multiplied by (b) a fraction,  the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

                  Net Interest  Shortfalls:  For any Distribution  Date and any  Pass-Through  Loan Group, the sum of (A) the amount of interest which would otherwise have been received for a Mortgage Loan in such Loan  Group during  the prior calendar month that was the subject of (x) a Relief Act  Reduction or (y) a  Special  Hazard Loss,  Fraud Loss or  Bankruptcy  Loss,  after the  exhaustion  of the respective  amounts of coverage  provided by the Class C-B  Certificates for those types of losses;  and (B) any related Net Prepayment
Interest Shortfalls.

                  Net Realized Losses: For any Class of Certificates,  other than the Floater Certificates,  and any Distribution Date, the excess of (i) the amount of unreimbursed  Realized Losses  previously  allocated to that Class over  (ii) the sum of (a) the amount of any increases to the Class Principal  Balance of that  Class pursuant  to Section 4.03 due to Recoveries and (b) amounts  previously distributed to such Class in respect of Realized Losses pursuant to Section 4.01.

                  Net  Recovery  Realized  Losses:  For any  Class of  Certificates,  other  than  the  Floater  Certificates,  and any
Distribution  Date, the excess of Net Realized  Losses for such  Distribution  Date over the amount  distributed in respect of Realized
Losses pursuant to Section 4.01 on that Distribution Date.

                  Net WAC Rate: For any Distribution Date and any Pass-Through  Loan Group, the Weighted Average  Pass-Through Rate for
such Loan Group for such Distribution Date.

                  In addition, for any purpose for which the Net WAC Rate is calculated,  the interest rate on the Mortgage Loans shall be  appropriately  adjusted to account for the difference  between any counting  convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC Regular Interest.

                  NIM Note:  Any debt instrument issued by a NIM Trust.

                  NIM Trust:  With  respect  to any  Floater  Loan  Group,  any trust  created to hold the  Economic  Residual  Floater
Certificates  for such  Floater Loan Group and issue debt  instruments  that are secured by  distributions  on such  Economic  Residual
Floater Certificates.

                  Notional Amount Certificates:  As set forth in the Preliminary Statement.

                  Offered Certificates:  As set forth in the Preliminary Statement.

                  Optimal Interest  Remittance Amount:  With respect to any Distribution Date and the Floater Loan Group, the excess of
(i) the  product of (1) (x) the  weighted  average of the Net Mortgage  Rates of the Mortgage Loans in Loan Group 5 as of the first day of the related  Collection  Period  divided by (y) 12 and (2) the  Aggregate  Loan  Group Balance  for the  Floater  Loan Group for the
immediately  preceding  Distribution Date (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed  on the  Distribution  Date  preceding the current  Distribution  Date),  over  (ii) any  expenses that reduce the Interest
Remittance  Amount with  respect to the Floater Loan Group that did not arise as a result of a default or  delinquency  of the Mortgage
Loans in the Floater Loan Group or were not taken into account in computing the Expense Fee Rate.

                                                              -25-

                  Overcollateralized Group:  As defined in Section 4.07(b).

                  Pass-Through Certificates:  As set forth in the Preliminary Statement.

                  Pass-Through Loan Group:  As set forth in the Preliminary Statement.

                  Pass-Through  Rate:  For any interest  bearing Class of  Certificates,  the per annum rate set forth or calculated in the manner described in the Preliminary Statement.  Interest on the Certificates,  other than the LIBOR Certificates,  will be computed on the basis of a 360 day year comprised of twelve 30 day months.  Interest on the LIBOR  Certificates  and the Class 5-X  Certificates
(to the extent it is entitled to interest  from Loan  Group 5) will be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

                  Physical Certificates:  As set forth in the Preliminary Statement.

                  Prefunded Amount:  Not Applicable.

                  Prefunded Loan Group:  Not Applicable.

                  Prefunding Account:  Not Applicable.

                  Prefunding Period:  Not Applicable.

                  Principal  Payment Amount:  For any Distribution  Date and any Pass-Through  Loan Group, the sum of (i) the principal portion of the Scheduled  Payments on the Mortgage Loans in such Loan Group due on the related Due Date,  (ii) the principal portion of repurchase  proceeds  received with respect to any Mortgage Loan in such Loan  Group which  was repurchased as permitted or required by this Agreement  during the period  beginning on the 15th day of the month preceding such  Distribution  Date and ending on the 14th day of the month of such  Distribution  Date,  with notice and receipt of funds three (3) Business  Days prior to the 14th day of the month of such  Distribution  Date and (iii) any  other  unscheduled  payments of principal  which were received on the Mortgage Loans in such
Loan  Group during  the related  calendar month  preceding the month of such  Distribution  Date,  other than Principal  Prepayments or
Liquidation Principal.

                  For any  Distribution  Date and the Floater Loan Group, an amount equal to the Principal  Remittance  Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

                  Principal  Prepayment  Amount:  For any  Distribution  Date  and any  Pass-Through  Loan  Group,  the sum of  (i) all
Principal  Prepayments  relating to the Mortgage Loans in such Loan Group which were received during the related  Prepayment Period and
(ii) all Recoveries received during the calendar month preceding the month of that Distribution Date.

                                                              -26-

                  Principal  Remittance Amount: For any Distribution Date and the Floater Loan Group, an amount equal to the sum of (1)
all  principal  collected  (other than  Payaheads)  or advanced in respect of  Scheduled  Payments on the  Mortgage  Loans in such Loan
Group during the related Collection Period (less unreimbursed Advances,  Servicing Advances and other amounts due to the Servicers, the
Trustee,  the Master  Servicer  and the Trust  Administrator  with  respect to the  Mortgage  Loans in such Loan  Group,  to the extent allocable to  principal)  and the  principal  portion of  Payaheads  previously  received on the Mortgage  Loans in such Loan Group and intended for application in the related Collection Period,  (2) all Principal  Prepayments  received on the Mortgage Loans in such Loan
Group during  the related  Prepayment  Period,  (3) the Purchase Price of each Mortgage Loan in such Loan Group that was repurchased by the Seller or purchased by the Special Servicer  pursuant to  Section 3.17(b),  during the related  Collection Period and the principal proceeds of any purchase of Mortgage Loans in such Loan Group by the  Terminating  Entity  pursuant to  Section 11.01  in an amount not exceeding the principal  portion of the Par Value with respect to such Mortgage Loans, (4) the portion of any  Substitution  Adjustment
Amount  paid with  respect to any  Deleted  Mortgage  Loans in such Loan  Group during  the  related  Collection  Period  allocable  to principal,  (5) all Net  Liquidation  Proceeds (net of unreimbursed  Advances,  Servicing  Advances and other  expenses,  to the extent allocable to principal) and any other Recoveries  collected with respect to the Mortgage Loans in such Loan  Group during the preceding calendar month, to the extent  allocable to principal,  and (6) amounts,  if any,  withdrawn from the Group 5 Interest Rate Cap Account to cover the Net Cumulative Realized Loss Amount for such Distribution Date.

                  Private Certificates:  As set forth in the Preliminary Statement.

                  Pro Rata Share:  With respect to any Distribution  Date and any Class of Class C-B  Certificates,  the portion of the
Subordinate  Principal  Distribution  Amount allocable to such Class,  equal to the product of the Subordinate  Principal  Distribution
Amount on such  Distribution  Date and a fraction,  the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Class C-B Certificates.

                  Prospectus Supplement:  The Prospectus Supplement,  dated February 26,  2007, relating to the offering of the Offered
Certificates  in the form in which it was or will be filed with the Securities and Exchange  Commission  pursuant to  Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  Rating  Agency:  Each of Moody's and S&P, or any  successor  to any of them,  so long as such entity is rating any of the Certificates.

                  Realized  Loss:  As defined in the  Standard  Terms;  provided,  that  Realized  Losses  allocated  to the  Class 5-X
Certificates  shall be allocated  first to the  REMIC III  Regular  Interest  5-X-IO in  reduction  of the accrued but unpaid  interest thereon until such accrued and unpaid  interest shall have been reduced to zero and then to the REMIC III  Regular  Interest 5-X-PO  in reduction of the principal balance thereof.

                  Regular Certificates:  All of the Certificates other than the Residual Certificates and the Class P Certificates.

                  REMIC:  A "real estate  mortgage  investment  conduit,"  within the meaning of  Section 860D  of the Code.  Reference herein to REMIC refers to each REMIC created by the Preliminary Statement.

                  REMIC Election:  An election, for federal income tax purposes, to treat certain assets as a REMIC.

                                                              -27-

                  REMIC I Available  Distribution  Amount: For each of Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4, for
any Distribution Date, the Available Distribution Amount for such Loan Group.

                  REMIC I  Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution Amounts shall be deemed distributed to REMIC III,  as the holder of the REMIC I Regular Interests,  and to Holders of the Class AR-L Certificates in respect of
Component I thereof, pursuant to Section 4.01(IV)(a)(i), in the following amounts and priority:

                  (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                           (i)      first,   to  Class Y-1  and  Class Z-1   Regular   Interests  and  Component I  of  the  Class AR-L
         Certificates,  concurrently,  the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution
         Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,  to the  Class Y-1 and  Class Z-1  Regular  Interests  and  Component I  of the  Class AR-L
         Certificates,  concurrently,  the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

                           (iii)    third, to Component I of the Class AR-L  Certificates,  until the Uncertificated  Principal Balance thereof has been reduced to zero; and

                           (iv)     fourth,  to the Class Y-1 and Class Z-1 Regular  Interests,  the Class Y-1  Principal  Distribution
         Amount and the Class Z-1 Principal Distribution Amount, respectively.

                  (b)      To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

                           (i)      first, to the Class Y-2 and Class Z-2 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second, to the Class Y-2 and Class Z-2 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                                                              -28-

                           (iii)    third,  to the Class Y-2 and Class Z-2  Regular  Interests,  the Class Y-2  Principal  Distribution
         Amount and the Class Z-2 Principal Distribution Amount, respectively.

                  (c)      To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

                           (i)      first, to the Class Y-3 and Class Z-3 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second, to the Class Y-3 and Class Z-3 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                           (iii)    third,  to the Class Y-3 and Class Z-3  Regular  Interests,  the Class Y-3  Principal  Distribution
         Amount and the Class Z-3 Principal Distribution Amount, respectively.

                  (d)      To the extent of the REMIC I Available Distribution Amount for Loan Group 4:

                           (i)      first, to the Class Y-4 and Class Z-4 Regular Interests,  concurrently,  the Uncertificated Accrued
         Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second, to the Class Y-4 and Class Z-4 Regular Interests,  concurrently, the Uncertificated Accrued
         Interest for such Classes for the current  Distribution  Date, pro rata according to their respective  Uncertificated  Accrued
         Interest; and

                           (iii)    third,  to the Class Y-4 and Class Z-4  Regular  Interests,  the Class Y-4  Principal  Distribution
         Amount and the Class Z-4 Principal Distribution Amount, respectively.

                  (e)      To the extent of the REMIC I  Available  Distribution  Amounts for such  Distribution  Date remaining  after payment of the amounts pursuant to paragraphs (a), (b), (c) and (d) of this definition of "REMIC I Distribution Amount":

                           (i)      first, to each Class of REMIC I Class Y and Class Z  Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously  allocated to each such Class;  provided,  however, that any amounts distributed  pursuant to this paragraph (e)(i) of this definition of "REMIC I  Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

                           (ii)     second, to the Class AR-L Certificates in respect of Component I thereof, any remaining amount.

                  REMIC I  Realized  Losses:  Realized  Losses on the Group 1,  Group 2,  Group 3 and Group 4  Mortgage  Loans shall be allocated to the REMIC I Regular Interests as follows:  (1) the interest portion of Realized Losses and Net Interest  Shortfalls on the
Group 1 Loans,  if any, shall be allocated  between the Class Y-1 and Class Z-1  Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (2) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 2 Loans, if any, shall be allocated  between the Class Y-2 and Class Z-2  Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (3) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 3  Loans,  if any,  shall be allocated  between the Class Y-3 and Class Z-3  Regular  Interests pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  and (4) the interest portion of Realized Losses and Net Interest
Shortfalls on the Group 4 Loans, if any, shall be allocated  between the Class Y-4 and Class Z-4  Regular  Interests pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the  amount  allocated  pursuant  to the  preceding  sentence  shall be  treated  as a  principal  portion  of  Realized  Losses not attributable to any specific  Mortgage Loan in such Group and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized Losses with respect to the Group 1,  Group 2,  Group 3 and Group 4 Mortgage Loans shall be allocated to the REMIC I Regular
Interests as follows:  (1) the  principal  portion of Realized Losses on the Group 1 Loans shall be allocated,  first, to the Class Y-1
Regular Interest to the extent of the Class Y-1  Principal  Reduction Amount in reduction of the  Uncertificated  Principal  Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to the
Class Z-1 Regular Interest in reduction of the Uncertificated  Principal Balance thereof;  (2) the principal portion of Realized Losses

                                                              -29-

on the Group 2 Loans shall be allocated,  first, to the Class Y-2 Regular Interest to the extent of the Class Y-2  Principal  Reduction
Amount in reduction of the  Uncertificated  Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the  Class Z-2  Regular  Interest in reduction of the  Uncertificated
Principal  Balance  thereof;  (3) the  principal  portion of Realized  Losses on the Group 3 Loans shall be  allocated,  first,  to the
Class Y-3  Regular  Interest to the extent of the Class Y-3  Principal  Reduction Amount in reduction of the  Uncertificated  Principal
Balance of such Regular  Interest and,  second,  the  remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the  Class Z-3  Regular  Interest in reduction of the  Uncertificated  Principal  Balance  thereof;  and (4) the principal portion of Realized  Losses on the Group 4 Loans shall be allocated,  first,  to the  Class Y-4  Regular  Interest to the extent of the
Class Y-4  Principal  Reduction Amount in reduction of the  Uncertificated  Principal Balance of such Regular Interest and, second, the remainder,  if any, of such  principal  portion of such  Realized  Losses  shall be  allocated  to the  Class Z-4  Regular  Interest in reduction of the  Uncertificated  Principal Balance thereof.  For any Distribution  Date,  reductions in the  Uncertificated  Principal
Balances of the Class Y and Class Z Regular  Interests  pursuant to this definition of Realized Loss shall be determined,  and shall be deemed to occur, prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

                  REMIC II Available Distribution Amount:  The Available Distribution Amount for Loan Group 5.

                  REMIC II  Distribution Amount: For any Distribution Date, the REMIC II Available  Distribution Amount shall be deemed distributed to REMIC III,  as the holder of the REMIC II Regular  Interests,  and to Holders of the Class AR-L  Certificates in respect of Component II thereof, pursuant to Section 4.01(IV)(a)(ii), in the following amounts and priority:

                  (a) first,  to the REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro rata,  in an amount equal to (A) their
Uncertificated  Accrued  Interest for such  Distribution  Date, plus (B) any amounts in respect thereof  remaining unpaid from previous
Distribution Dates; and

                  (b) second:

                           (i)      to the  REMIC II  Regular  Interests  LT2, LT3 and LT4,  their  respective  Principal  Distribution
         Amounts;

                           (ii)     to the REMIC II Regular Interest LT1 its Principal Distribution Amount;

                           (iii)    any remainder to the REMIC II  Regular  Interest LT1, until the  Uncertificated  Principal  Balance thereof has been reduced to zero;

                           (iv)     any  remainder to the REMIC II  Regular  Interests  LT2, LT3 and LT4, pro rata,  according to their respective  Uncertificated  Principal  Balances  as reduced by the  distributions  made  pursuant  to (i) above,  until  their respective Uncertificated Principal Balances have been reduced to zero; and

                           (v)      any remaining  amounts to the Holders of the  Class AR-L  Certificates  in respect of  Component II thereof;

                                                              -30-

                  (c)      To the extent of the REMIC II  Available  Distribution  Amounts for such  Distribution  Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC II Distribution Amount" as follows:

                           (i)      first,  to the REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata, to the extent of any
         Realized  Losses  allocated  to such  Regular  Interests  on such  Distribution  Date or any prior  Distribution  Date and not previously reimbursed pursuant to this paragraph;  provided,  however, that any amounts distributed pursuant to this paragraph
         (c)(i) of  this  definition  of "REMIC II  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal
         Balance of any of the REMIC II Regular Interests LT1, LT2, LT3 and LT4; and

                           (ii)     second, to the Class AR-L Certificates in respect of Component II thereof, any remaining amount.

                  REMIC II Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the principal balances of the
REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4,  respectively,  will be reduced on such  Distribution  Date by the  allocation of
Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the aggregate  principal balance of the REMIC II Regular Interests LT1 after  distributions on the prior Distribution
Date.

         Y2 =     the principal balance of the REMIC II Regular Interest LT2 after distributions on the prior Distribution Date.

         Y3 =     the principal balance of the REMIC II Regular Interest LT3 after distributions on the prior Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior  Distribution  Date
(note:  Y3 = Y4).

         ΔY1 =    the combined REMIC II Regular Interests LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal balance of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal balance of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the aggregate of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

                                                              -31-

               =  the aggregate of the principal portions of Realized Losses to be allocated to, and the principal  distributions to be made on, the Group I  Certificates on such Distribution Date (including  distributions of accrued and unpaid interest on the Class SB-I
Certificates for prior Distribution Dates).

         R0 =     the Group 5 Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed  and Realized  Losses allocated on the prior Distribution Date.

         R1 =     the Group 5 Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts to be  distributed  and Realized
Losses to be allocated on such Distribution Date.

         γ =      (Y2 + Y3)/P0.  The initial value of γ on the Closing Date for use on the first Distribution Date shall be 0.0001.

         α0 =     the lesser of (A) the sum for all  Classes of Group 5  LIBOR  Certificates  of the  product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such  Class applicable  for distributions to be made on such
Distribution  Date and (ii) the  aggregate  Certificate  Principal  Balance for such  Class after  distributions  and the allocation of
Realized Losses on the prior Distribution Date and (B) R0*P0.

         α1  =    the lesser of (A) the sum for all Classes of Group 5  Certificates  of the product for each Class of (i) the  monthly interest rate (as limited by the Net Funds Cap, if  applicable)  for such  Class applicable  for  distributions  to be made on the next succeeding  Distribution  Date and  (ii) the  aggregate  Certificate  Principal  Balance  for such  Class after  distributions  and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (γ/2){( α0R1 - α1R0)/R0R1};

         ΔY3 =    γΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = γ{α1R0P0 - α0R1P1}/{α1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = γ{ α0R1P1 - α1R0P0 }/{2R1R0P1 -  α1R0};

                                                              -32-

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to the REMIC II Regular Interest LT1.

                  REMIC II  Realized Losses:  Realized Losses on the Group 5 Mortgage Loans for the related  Collection Period shall be allocated to the REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4, in  reduction  of the  principal  balances  thereof and interest accrued thereon,  as follows:  (i) the interest portion of Realized Losses,  if any, shall be allocated pro rata to accrued interest on the REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4, to the extent of such accrued  interest,  and  (ii) any  remaining  interest portions of Realized  Losses and any principal  portions of Realized  Losses shall be treated as principal  portions of Realized Losses and allocated  (i) to the REMIC II Regular Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II Regular  Interest LT4,  pro rata according to their  respective  Principal  Reduction  Amounts,  provided that such allocation to each of the REMIC II  Regular Interest
LT2, REMIC II Regular Interest LT3 and REMIC II Regular  Interest LT4  shall not exceed their respective  Principal  Reduction Amounts, and (ii) any  Realized Losses not allocated to any of the REMIC II  Regular Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II
Regular  Interest LT4  pursuant to the provisos of clause (i)  above shall be allocated to the REMIC II Regular Interest LT1, until the principal  balance  thereof shall have been reduced to zero.  Any Realized  Losses on the Group 5  Mortgage Loans  remaining  after the allocations  made in the  preceding  sentences  shall be allocated  among the  Class LT2,  Class LT3  and  Class LT4  REMIC II  Regular
Interests  pro-rata  according to their  respective  principal  balances as reduced by the allocations in the preceding  sentence until such principal balances shall have been reduced to zero.

                  REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II  Regular  Interest  LT1  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC II Regular Interest LT1 on such Distribution Date.

                  REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II  Regular  Interest  LT2  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC II Regular Interest LT2 on such Distribution Date.

                  REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II  Regular  Interest  LT3  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC II Regular Interest LT3 on such Distribution Date.

                  REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the
REMIC II  Regular  Interest  LT4  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC II Regular Interest LT4 on such Distribution Date.

                  REMIC  Provisions:  The  provisions of the federal  income tax law relating to REMICs,  which appear at Sections 860A through 860G of the Code, and related provisions and regulations  promulgated  thereunder,  as the foregoing may be in effect from time to time.

                  REMIC Regular  Interest:  Any of the REMIC I Regular  Interests,  REMIC II  Regular  Interests and REMIC III  Regular
Interests.

                                                              -33-

                  Residual Certificates:  As set forth in the Preliminary Statement.

                  Seller:  DLJMC.

                  Senior Certificates:  As set forth in the Preliminary Statement.

                  Senior  Liquidation  Amount:  The Group 1 Senior  Liquidation  Amount,  the Group 2 Senior  Liquidation  Amount,  the
Group 3 Senior Liquidation Amount or Group 4 Senior Liquidation Amount, as applicable.

                  Senior  Percentage:  The Group 1 Senior Percentage,  Group 2 Senior Percentage,  Group 3 Senior Percentage or Group 4
Senior Percentage, as applicable.

                  Senior Prepayment  Percentage:  The Senior Prepayment Percentage for any Distribution Date occurring during the seven years beginning on the first  Distribution  Date for each  Pass-Through  Loan Group will equal 100%. The Senior  Prepayment  Percentage for any Distribution  Date occurring on or after the seventh  anniversary of the first  Distribution Date for each such Loan Group will be as  follows:  for any  Distribution  Date in the first year  thereafter,  the  related  Senior  Percentage  plus 70% of the  related
Subordinate  Percentage  for such  Distribution  Date;  for any  Distribution  Date in the second year  thereafter,  the related Senior
Percentage plus 60% of the related  Subordinate  Percentage for such  Distribution  Date; for any  Distribution  Date in the third year thereafter,  the  related  Senior  Percentage  plus 40% of the related  Subordinate  Percentage  for such  Distribution  Date;  for any
Distribution  Date in the fourth year  thereafter,  the related Senior  Percentage plus 20% of the related  Subordinate  Percentage for such  Distribution  Date;  and for any  Distribution  Date after the fourth year  thereafter,  the related  Senior  Percentage for such
Distribution Date.

                  Notwithstanding  the foregoing,  on any Distribution  Date and with respect to each  Pass-Through  Loan Group, if the
Senior  Percentage  exceeds  the  initial  related  Senior  Percentage,  the  Senior  Prepayment  Percentage  for each  Group for  that
Distribution Date will equal 100%,  (ii) if on or before the Distribution Date in  February 2010,  the Class C-B  Percentage is greater than or equal to twice the  Class C-B  Percentage  as of the Closing  Date,  in which case the Senior  Prepayment  Percentage  for each
Group will equal the related Senior  Percentage,  plus 50% of the related  Subordinate  Percentage for that  Distribution  Date, and if after the Distribution Date in February 2010,  the Class C-B  Percentage is greater than or equal to twice the Class C-B  Percentage as of the Closing Date,  then the Senior  Prepayment  Percentage  for each such Group for  such  Distribution  Date will equal the related
Senior Percentage).

                  Notwithstanding the foregoing,  the Senior Prepayment Percentage for any Pass-Through Loan Group shall equal 100% for any Distribution Date as to which (i) the  outstanding  principal  balance of the Mortgage Loans in the related Loan Group,  delinquent
60 days or more (including all REO Properties and Mortgage Loans in foreclosure)  (averaged over the preceding six month period),  as a percentage of the related  aggregate  Subordinate  Component Balance  as of such  Distribution  Date is equal to or greater than 50% or
(ii) cumulative  Realized Losses for the Mortgage Loans in the related Loan  Group exceed  (a) with  respect to any  Distribution  Date prior to the third anniversary of the first Distribution  Date, 20% of the related aggregate  Subordinate  Component Balance  as of the
Closing  Date  (the  "Original  Subordinate  Principal  Balance"),  (b) with  respect  to any  Distribution  Date on or after the third anniversary but prior to the eighth  anniversary of the first  Distribution  Date, 30% of the related  Original  Subordinate  Principal
Balance,  (c) with respect to any Distribution Date on or after the eighth  anniversary but prior to the ninth anniversary of the first
Distribution Date, 35% of the related Original  Subordinate  Principal  Balance,  (d) with respect to any Distribution Date on or after the ninth  anniversary  but prior to the tenth  anniversary of the first  Distribution  Date, 40% of the related  Original  Subordinate
Principal  Balance,  (e) with respect to any Distribution Date on or after the tenth anniversary but prior to the eleventh  anniversary of the first  Distribution  Date, 45% of the related Original  Subordinate  Principal  Balance and (f) with respect to any Distribution
Date on or after the eleventh anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

                                                              -34-

                  If the Senior  Prepayment  Percentage for one Loan Group equals 100% due to the limitations set forth above, then the
Senior Prepayment Percentage for the other Loan Groups will equal 100%.
                  If on any  Distribution  Date the  allocation to a Class of Senior  Certificates  then entitled to  distributions  of
Principal  Prepayments and other amounts in the percentage  required above would reduce the outstanding Class Principal Balance of that
Class below zero, the distribution to that Class of Senior  Certificates of the Senior Prepayment  Percentage of those amounts for such
Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

                  Senior Principal  Distribution  Amount: The Group 1 Senior Principal  Distribution  Amount,  Group 2 Senior Principal
Distribution Amount, Group 3 Senior Principal Distribution Amount or Group 4 Senior Principal Distribution Amount, as applicable.

                  Series Supplement:  This Series Supplement, dated as of February 1, 2007, as amended from time to time.

                  Servicers:  SPS, Wells Fargo,  WMMSC and the Special  Servicer,  to the extent it has taken over the servicing of one or more Mortgage Loans pursuant to  Section 3.17(a),  and, in each case,  any successor in interest  thereto or any successor  servicer appointed as provided herein.

                  Special Event of Default:  An Event of Default under Section  8.01(b) which arises solely from the cumulative  effect of a breach or breaches by WMMSC of its  agreements as set forth in clauses (i)(x) through (z),  inclusive,  of the first  paragraph of
Section 2.07(g).

                  Special Servicer: SPS, and its successors and permitted assigns.

                  Standard  Terms:  That  certain  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of February 1, 2007, attached hereto as Exhibit A.

                  Startup Day:  The Closing Date.

                  Stepdown  Date:  The date  occurring  on the later of (x) the  Distribution  Date in  March 2010  and  (y) the  first
Distribution Date on which the Group 5 Senior  Enhancement  Percentage  (calculated for this purpose after giving effect to payments or other  recoveries in respect of the Mortgage  Loans in Loan Group 5  during the related  Collection  Period but before giving effect to payments on the Group 5 Certificates on such Distribution Date) is greater than or equal to 16.60%.

                  Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Subordinate Component Balance:  For any Pass-Through Loan Group, as of any date of determination,  the Aggregate Loan
Group Balance of such Loan Group as of such date of  determination,  minus the sum of the then  outstanding  aggregate  Class Principal
Balance of the related Classes of Class A Certificates.

                  Subordinate  Liquidation  Amount:  For any Distribution  Date and any Pass-Through Loan Group, the excess, if any, of the  aggregate  Liquidation  Principal of all Mortgage  Loans in that Loan  Group which  became  Liquidated  Mortgage  Loans during the calendar month preceding the Distribution Date over the Group 1 Senior Liquidation Amount,  Group 2 Senior Liquidation Amount,  Group 3
Senior Liquidation Amount or Group 4 Senior Liquidation Amount, as applicable, for such Distribution Date.

                                                              -35-

                  Subordinate  Percentage:  With respect to any Distribution  Date and any Pass-Through  Loan Group, the excess of 100%
over the related Senior Percentage for that Distribution Date.

                  Subordinate  Prepayment  Percentage:  With respect to any  Distribution  Date and any Pass-Through  Loan Group,  100%
minus the related Senior Prepayment  Percentage for such Distribution Date;  provided,  however,  that if the aggregate Class Principal
Balance of the Senior  Certificates  related to such Loan Group has been reduced to zero,  then the Subordinate  Prepayment  Percentage for such Loan Group will equal 100%.

                  Subordinate  Principal  Distribution  Amount: With respect to any Distribution Date, the sum of the following amounts for each  Pass-Through Loan Group:  (i) the related  Subordinate  Percentage of the related Principal Payment Amount,  (ii) the related
Subordinate  Prepayment  Percentage of the related Principal  Prepayment Amount, and (iii) the related Subordinate  Liquidation Amount;
less the amount of certain cross-collateralization payments as made pursuant to Section 4.07.

                  Subordination  Level: With respect to any Distribution Date and any Class of Class C-B  Certificates,  the percentage obtained by dividing the sum of the Class Principal  Balances of all Classes of Class C-B  Certificates  which are subordinate in right of payment to such  Class by  the sum of the Class  Principal  Balances  of the Group 1  Certificates,  Group 2  Certificates,  Group 3
Certificates and Group 4 and Class C-B Certificates, in each case immediately prior to such Distribution Date.

                  Subsequent Cut-off Date:  Not Applicable.

                  Subsequent Mortgage Loan:  Not Applicable.

                  Subsequent Transfer Agreement:  Not Applicable.

                  Subsequent Transfer Date:  Not Applicable.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  SunTrust:  SunTrust Mortgage, Inc. and its successors and assigns.

                  SunTrust  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
SunTrust is the applicable Designated Servicer.

                  SunTrust Reconstituted Servicing Agreement:  That certain Reconstituted Servicing Agreement,  dated as of February 1,
2007, among DLJMC, SunTrust, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  SunTrust  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred to in the  SunTrust  Reconstituted
Servicing Agreement.

                  Supplemental Interest Account:  Not Applicable.

                  Supplemental Interest Trust:  Not Applicable.

                  Supplemental Interest Trust Payment:  Not Applicable.

                                                              -36-

                  Supplemental Interest Trust Trustee:  Not Applicable.

                  Swap Agreement:  Not Applicable.

                  Swap Certificates:  Not Applicable.

                  Swap Counterparty:  Not Applicable.

                  Swap Counterparty Payment:  Not Applicable.

                  Swap Payment Date:  Not Applicable.

                  Targeted  Overcollateralization  Amount: For any Distribution Date prior to the Stepdown Date, 0.95% of the Aggregate
Loan Group Balance for Loan Group 5 as of the Cut-off  Date;  with respect to any  Distribution  Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect,  the greater of (a) 1.90% of the Aggregate  Loan Group Balance for Loan Group 5
for such  Distribution  Date, or (b) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date; with respect to any  Distribution  Date on or after the  Stepdown  Date with  respect to which a Trigger  Event has  occurred  and is  continuing,  the
Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

                  Trigger  Event:  A Trigger  Event  will  occur  for any  Distribution  Date if either  (i) the  Rolling  Three  Month
Delinquency  Rate as of the last day of the  related  Collection  Period  equals or exceeds  40.00% of the Group 5  Senior  Enhancement
Percentage for such  Distribution Date or (ii) the  cumulative  Realized Losses as a percentage of the Aggregate Loan Group Balance for
Loan Group 5 on the Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

              --------------------------------------------- -----------------------------------------------
              Range of Distribution Dates                             Cumulative Loss Percentage
              --------------------------------------------- -----------------------------------------------
              March 2009 - February 2010                                        0.30%*
              --------------------------------------------- -----------------------------------------------
              March 2010 - February 2011                                        0.75%*
              --------------------------------------------- -----------------------------------------------
              March 2011 - February 2012                                        1.30%*
              --------------------------------------------- -----------------------------------------------
              March 2012 - February 2013                                        1.85%*
              --------------------------------------------- -----------------------------------------------
              March 2013 - February 2014                                        2.15%*
              --------------------------------------------- -----------------------------------------------
              March 2014 and thereafter                                         2.20%*
              --------------------------------------------- -----------------------------------------------

              *   The  cumulative  loss  percentages  set forth above are  applicable  to the first  Distribution  Date in the corresponding range of Distribution  Dates. The cumulative loss percentage for each succeeding  Distribution
                  Date  in a range  increases  incrementally  by  1/12  of the  positive  difference  between  the  percentage applicable  to the  first  Distribution  Date in that  range  and the  percentage  applicable  to the  first
                  Distribution Date in the succeeding range.

                  Trust:  The trust created pursuant to Section 2.01 this Agreement.

                  Trust  Administrator:  Wells Fargo Bank, N.A., a national banking association,  not in its individual  capacity,  but solely in its  capacity as trust  administrator  for the benefit of the  Certificateholders  under this  Agreement,  and any  successor thereto, as provided herein.

                  Trustee: U.S. Bank National Association,  a national banking association,  not in its individual capacity, but solely in its capacity as trustee for the benefit of the  Certificateholders  under this  Agreement,  and any successor  thereto,  as provided herein.

                                                              -37-

                  Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any Distribution Date, one
month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal
Balance or  Uncertificated  Notional  Amount,  as applicable,  immediately  prior to such  Distribution  Date.  Uncertificated  Accrued
Interest for the  Uncertificated  Regular  Interests  shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.
For purposes of calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I  Regular  Interests for any  Distribution
Date, any Prepayment Interest  Shortfalls (to the extent not covered by Compensating  Interest Payments) relating to the Mortgage Loans in any Pass-Through  Loan Group for any Distribution Date shall be allocated among the REMIC I Regular  Interests,  pro rata, based on, and to the  extent of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this  sentence.  For  purposes  of calculating  the amount of  Uncertificated  Accrued  Interest  for the  REMIC II  Regular  Interests  for any  Distribution  Date,  any
Prepayment  Interest  Shortfalls  (to the extent not covered by  Compensating  Interest  Payments)  relating  to Mortgage  Loans in the
Floater Loan Group for any Distribution  Date shall be allocated among the REMIC II Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated without application of this sentence.  Uncertificated  Accrued Interest on the REMIC III  Regular  Interest 5-X-PO shall be zero.  Uncertificated  Accrued  Interest on the REMIC III  Regular Interest 5-X-IO for
each Distribution Date shall equal Accrued Certificate Interest for the Economic Residual Floater Certificates.

                  Uncertificated  Pass-Through Rate: For any REMIC I Regular Interest or REMIC II Regular Interest,  the per annum rate set forth or calculated in the manner described in the Preliminary Statement under "REMIC I" or "REMIC II," respectively.

                  Uncertificated  Principal  Balance:  The principal amount of any REMIC I or REMIC II Regular Interest  outstanding as of any date of  determination.  As of the Closing  Date,  the  Uncertificated  Principal  Balance of each REMIC I and REMIC II  Regular
Interest shall equal the amount set forth in the Preliminary  Statement hereto as its Initial  Uncertificated  Principal  Balance under
"REMIC I" and  "REMIC II,"  respectively.  On each  Distribution  Date, the  Uncertificated  Principal  Balance of each REMIC I Regular
Interest and REMIC II  Regular Interest shall be reduced,  in the case of REMIC I Regular  Interests,  by the sum of (i) the  principal portion of Realized  Losses  allocated to the REMIC I Regular  Interests in accordance  with the definition of REMIC I  Realized Losses and (ii) the amounts deemed  distributed on each Distribution  Date in respect of principal on the REMIC I Regular  Interests  pursuant to  Section 4.01(IV)(a)(i),  and in the case of REMIC II Regular Interests,  by the sum of (i) the principal portion of Realized Losses allocated to the REMIC II Regular  Interests in accordance with the definition of REMIC II  Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to Section 4.01(IV)(a)(ii).

                  Uncertificated Regular Interest:  Any of the REMIC I Regular Interests and REMIC II Regular Interests.

                  Undercollateralized Group:  As defined in Section 4.07(b).

                  Voting Rights:  The portion of the voting rights of all the  Certificates  that is allocated to any  Certificate  for purposes of the voting  provisions of this Agreement.  At all times during the term of this  Agreement,  99% of all Voting Rights shall be allocated among the Class A Certificates (other than the Residual  Certificates),  Class M Certificates and Class C-B  Certificates.
The portion of such 99% Voting Rights allocated to each of the Class A  Certificates  (other than the Residual  Certificates),  Class M
Certificates  and  Class C-B  Certificates  shall be based on the fraction,  expressed as a  percentage,  the numerator of which is the
Class Principal  Balance of each such Class then  outstanding and the denominator of which is the aggregate Class Principal  Balance of all such Classes then outstanding.  At all times during the term of this Agreement,  the Class 5-X  Certificates  shall be allocated 1%
of the Voting  Rights.  Voting Rights shall be allocated  among the  Certificates  within each Class in proportion to their  respective outstanding Class Principal Balances or Class Notional Amounts, as applicable.  The Residual Certificates shall have no Voting Rights.

                                                              -38-

                  Wachovia:  Wachovia Mortgage Corporation and its successors and assigns.

                  Wachovia  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
Wachovia is the applicable Designated Servicer.

                  Wachovia Reconstituted Servicing Agreement:  That certain Reconstituted Servicing Agreement,  dated as of February 1,
2007, among DLJMC, Wachovia, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  Wachovia  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred to in the  Wachovia  Reconstituted
Servicing Agreement.

                  WaMu Bank:  Washington Mutual Bank and its successors and assigns.

                  WaMu Bank Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
WaMu Bank is the applicable Designated Servicer.

                  WaMu  Bank  Reconstituted  Servicing  Agreement:  That  certain  Reconstituted  Servicing  Agreement,   dated  as  of
February 1, 2007, among DLJMC, WaMu Bank, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  WaMu Bank  Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the WaMu Bank  Reconstituted
Servicing Agreement.

                                                              -39-

                                                              ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                    REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      The Depositor  does hereby  establish  the  Adjustable  Rate Mortgage  Trust 2007-1 (the "Trust") and sells, transfers,  assigns,  delivers,  sets over and  otherwise  conveys to the Trustee in trust for the  benefit of the  Certificateholders, without  recourse,  the Depositor's  right,  title and interest in and to (a) the  Mortgage Loans listed in the Mortgage Loan Schedule, including  all  interest and  principal  received or  receivable  by the  Depositor on or with respect to the Mortgage  Loans after the
Cut-off Date and any Assigned  Prepayment  Premiums with respect thereto,  but not including payments of principal and interest due and payable on the  Mortgage  Loans on or before the Cut-off  Date,  together  with the  Mortgage  Files  relating to the  Mortgage  Loans,
(b) REO Property,  (c) the Collection Account, the Certificate Account, the Group 5 Interest Rate Cap Account and all amounts deposited therein  pursuant to the  applicable  provisions of this  Agreement,  (d) any  insurance  policies with respect to the Mortgage  Loans,
(e) the  Depositor's  rights under the  Assignment  and  Assumption  Agreement  and (f) all  proceeds of the  conversion,  voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  (b)      As set forth in the Standard Terms.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  (e)      The Depositor  hereby  authorizes and directs the Trust  Administrator  to (i) execute the Group 5  Interest
Rate Cap  Agreement  and (ii) to  ratify,  on behalf of the Trust,  the terms  agreed to by the  Depositor  with respect to the Group 5
Interest  Rate Cap  Agreement.  The  Depositor  shall pay or cause to be paid on behalf of the Trust the  payments  owed to the Group 5
Interest Rate Cap Counterparty as of the Closing Date pursuant to the terms of the Group 5 Interest Rate Cap Agreement.

                  (f)      Not applicable.

                  (g)      Not applicable.

                  (h)      As set forth in the Standard Terms.

                  (i)      As set forth in the Standard Terms.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      As set forth in the Standard Terms.

                  (b)      Not Applicable.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                                                              -40-

                  SECTION 2.03.     Representations and Warranties of the Seller, Master Servicer and Servicers.

                  As set forth in Section 2.03 of the Standard Terms.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  As set forth in Section 2.04 of the Standard Terms.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  As set forth in Section 2.05 of the Standard Terms.

                  SECTION 2.06.     Issuance of Certificates.

                  As set forth in Section 2.06 of the Standard Terms.

                  SECTION 2.07.     REMIC Provisions.

                  (a)      The Depositor hereby elects and authorizes the Trust  Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary  Statement (each, a "REMIC") under the Code and, if necessary,  under applicable state law and apply such  Preliminary  Statement in determining  the rights of the Interests in REMICs thereby  created.  Each such election will be made on Form 1066 or other  appropriate  federal tax or information  return  (including Form 8811) or any  appropriate  state return
(x) for the taxable year ending on the last day of the calendar year in which the  Certificates are issued and (y) for the taxable year ending on the last day of the  calendar  year in which  Certificates  are  first  sold to a third  party.  The  Closing  Date is hereby designated as the "startup day" of each REMIC created  hereunder  within the meaning of  Section 860G(a)(9)  of the Code.  The "regular interests"  (within the meaning of  Section 860G  of the Code) in each REMIC shall consist of the regular  interests with the terms set forth for each REMIC in the  Preliminary  Statement  and the  Class AR and  Class AR-L  Certificates  shall  represent  the  beneficial ownership of the  "residual  interest" in each REMIC created  hereunder.  Neither the  Depositor  nor the Trust  Administrator  nor the
Trustee shall permit the creation of any  "interests"  (within the meaning of  Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

                  (b)      The Trust  Administrator  shall act as the "tax matters person" (within the meaning of the REMIC Provisions)
for each REMIC created  hereunder,  in the manner  provided  under Treasury  regulations  section 1.860F  4(d) and  temporary  Treasury regulations  section  301.6231(a)(7)1T.  In the event that for any reason, the Trust Administrator is not recognized as the tax matters person then the Trust  Administrator  shall act as agent for the Class AR and the Class AR-L  Certificateholder  as tax matters person.
By its  acceptance of a Residual  Certificate,  each Holder thereof shall have agreed to such  appointment  and shall have consented to the  appointment  of the Trust  Administrator  as its agent to act on behalf of each REMIC created  hereunder  pursuant to the specific duties outlined herein.

                  (c)      A Holder of the Residual Certificates, by the purchase of such Certificates,  shall be deemed to have agreed to timely pay, upon demand by the Trust  Administrator,  the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under Sections  23151(a) and  23153(a) of the California  Revenue and Taxation Code.  Notwithstanding  the
foregoing,  the Trust Administrator  shall be authorized to retain the amount of such tax from amounts otherwise  distributable to such
Holder in the event such  Holder does not  promptly  pay such  amount  upon  demand by the Trust  Administrator.  In the event that any other federal,  state or local tax is imposed,  including without limitation taxes imposed on a "prohibited  transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts  otherwise  available for distribution to the applicable
Holder of a Residual  Certificate and then against amounts otherwise available for distribution to the Holders of Regular  Certificates in accordance  with the provisions set forth in  Section 4.01.  The Trust  Administrator  or the Trustee shall promptly  deposit in the
Certificate  Account  any  amount of  "prohibited  transaction"  tax that  results  from a breach of the Trust  Administrator's  or the
Trustee's  duties,  respectively,  under this  Agreement.  The Master  Servicer or the related  Servicer shall promptly  deposit in the
Certificate  Account any amount of "prohibited  transaction" tax that results from a breach of the Master Servicer's or such Servicer's duties, respectively, under this Agreement.

                                                              -41-

                  (d)      The Trust  Administrator  shall act as attorney in fact and as the tax matters  person of each REMIC created hereunder and in such capacity the Trust Administrator shall:  (i) prepare,  sign and file, or cause to be prepared,  signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC  created  hereunder  when and as required by the
REMIC Provisions and other applicable  federal income tax laws as the direct  representative  of each such REMIC in compliance with the
Code and shall  provide  copies of such  returns as  required  by the Code;  (ii) make  an  election,  on behalf of each REMIC  created hereunder,  to be treated as a REMIC on the federal tax return of such REMIC for its first taxable  year, in accordance  with the REMIC
Provisions;  and (iii) prepare and forward, or cause to be prepared and forwarded,  to the  Certificateholders  and to any governmental taxing  authority all  information  reports as and when required to be provided to them in accordance  with the REMIC  Provisions.  The expenses of preparing and filing such returns shall be borne by the Trust  Administrator.  The Depositor,  the Master  Servicer and the
related  Servicer shall provide on a prompt and timely basis to the Trust  Administrator  or its designee such information with respect to each REMIC created  hereunder as is in their  possession and reasonably  required or requested by the Trust  Administrator to enable it to perform its obligations under this subsection.

                  In its capacity as attorney in fact and as the tax matters  person,  the Trust  Administrator  shall also: (A) act on behalf of each REMIC created  hereunder in relation to any tax matter or controversy  involving the Trust Fund, (B) represent the Trust
Fund in any  administrative  or judicial  proceeding  relating to an examination  or audit by any  governmental  taxing  authority with respect  thereto  and (C) cause to be paid  solely  from the  sources  provided  herein the  amount of any taxes  imposed on each REMIC created  hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust  Administrator or any other appropriate  Person from contesting any such tax in appropriate  proceedings and shall not prevent the Trust  Administrator  from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

                  (e)      The Trust  Administrator  shall provide (i) to any transferor of a Residual  Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Residual  Certificate  to any Person who is not a permitted transferee,  (ii) to the  Certificateholders  such information or reports as are required by the Code or the REMIC Provisions including reports  relating to interest,  original issue discount and market  discount or premium and (iii) to the Internal  Revenue  Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

                  (f)      The  Trustee,  to the  extent  directed  by the Trust  Administrator,  the  Depositor  and the Holder of the
Residual  Certificates  shall take any action or cause the Trust Fund to take any action  necessary to create or maintain the status of each REMIC  created  hereunder  as a REMIC under the REMIC  Provisions  and shall  assist each other as necessary to create or maintain such  status.  Neither  the  Trustee,  to the  extent  directed  or (in the  case  of a  failure  to act)  not  directed  by the  Trust
Administrator,  nor the Holder of the Residual  Certificates shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action  that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be, could  (i) endanger  the status of each REMIC created  hereunder as a REMIC or  (ii) result in the imposition of a tax upon a REMIC
(including,  but not limited to, the tax on prohibited  transactions  as defined in Code  Section 860F(a)(2)  and the tax on prohibited contributions  set forth in  Section 860G(d) of  the Code) (either such event,  an "Adverse  REMIC  Event")  unless the Trustee and the
Trust  Administrator  have received an Opinion of Counsel  (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

                                                              -42-

                  The  Trustee  and the  Trust  Administrator  shall not take or fail to take any  action  (whether  or not  authorized hereunder)  as to which the Master  Servicer,  a Servicer or the Depositor has advised it in writing that it has received an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to a REMIC or their assets,  or causing any REMIC created hereunder to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee and the Trust  Administrator  will consult with the Master Servicer,  the Servicers and the  Depositor or their  designees,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust  Administrator  shall not take any such action or cause that REMIC to take any such action as to which the Master  Servicer,  any  Servicer  or the  Depositor  has advised it in writing  that an Adverse
REMIC Event could occur.

                  In  addition,  prior to taking any action with  respect to any REMIC  created  hereunder  or the assets  therein,  or causing any REMIC  created  hereunder to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the
Holder of the Residual  Certificates  will consult with the Trust  Administrator or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to any REMIC  created  hereunder,  and no such Person shall take any action or cause the Trust  Fund to take any such  action as to which the Trust  Administrator  has  advised  it in writing  that an
Adverse REMIC Event could occur.  The Trustee and the Trust  Administrator  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be required by the Code, the Trust  Administrator  will, to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially  all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted  investments" as defined in Section 860G(a)(5) of the
Code.

                  (g)      In the event  that any tax is  imposed on  "prohibited  transactions"  of any REMIC  created  hereunder,  as defined in  Section 860F(a)(2)  of the Code, on "net income from foreclosure  property" of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the related  Servicer, if such  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such  Servicer's  duties under  (x) Section 2.07(j)  of this  Agreement to not enter into any  arrangement  by which a REMIC would  receive a fee or other  compensation  for services or to permit such REMIC to receive any income from assets other than  "qualified  mortgages" or "permitted  investments,"  (y) Section 3.01  of this Agreement to not make or permit any  modification, waiver or amendment of any Mortgage Loan which would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the imposition of any tax under  Section 860F(a) or  Section 860G(d) of the Code or (z) Section 3.11(c) of  this Agreement to not cause any
REO Property  to fail to qualify as  "foreclosure  property"  within the  meaning of  Section 860G(a)(8)  of the Code or to subject any
REMIC  created  hereunder to the  imposition  of any federal,  state or local  income  taxes on the income  earned from such  Mortgaged
Property  under  Section 860G(c) of  the Code of otherwise,  (ii) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this  Agreement or if the Master  Servicer has in its sole  discretion determined to indemnify the Trust Fund against such tax,  (iii) to the Trust  Administrator,  if such tax arises out of or results from a breach by the Trust  Administrator  of any of its obligations  under this Article II, (iv) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its  obligations  under this Article II or  (v) otherwise  against amounts on deposit in the Collection  Account as provided by Section 3.08 and on the Distribution  Date(s)  following such  reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest  Distribution  Amount on each  Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                                                              -43-

                  In  accordance  with  Section 2.07(c),  the  related  Servicer,  the  Master  Servicer,  the  Trustee  or  the  Trust
Administrator,  as applicable,  shall promptly deposit in the Certificate Account or Collection  Account, as applicable,  any amount of such tax.

                  For purposes of this Section 2.07(g),  a tax is imposed following the final and unappealable  determination under the
Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

                  The failure of the Master  Servicer  or the  related  Servicer  to  promptly  deposit in the  Certificate  Account or
Collection  Account, as applicable,  any amount of such tax shall be an Event of Default,  as provided in Section 8.01(b).  However, in the case of WMMSC,  the prompt  deposit of any such amount in the  Certificate  Account shall cure any Special Event of Default  unless notice of such  Special  Event of Default is  accompanied  by an Opinion of Counsel,  at the  expense of WMMSC,  to the effect that the cumulative effect of WMMSC's breach or breaches,  notwithstanding  the deposit of the amounts of any such tax, shall have given rise to a substantial risk that any REMIC created hereunder would fail to continue to qualify as a REMIC.

                  (h)      The Trust Administrator  shall, for federal income tax purposes,  maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i)      Following the Startup Day, none of any  Servicer,  the Trustee  (which will act only at the direction of the
Trust  Administrator  or as  otherwise  specifically  provided  in  this  Agreement)  or  the  Trust  Administrator  shall  accept  any contributions  of assets to any REMIC created  hereunder  unless  (subject to  Section 2.05)  such  Servicer,  the Trustee or the Trust
Administrator  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution) to the effect that  the  inclusion  of such  assets  in a REMIC  will  not  cause  that  REMIC to fail to  qualify  as a REMIC  at any time  that any
Certificates  are outstanding,  or subject that REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal, state and local law or ordinances.

                  (j)      None of any Servicer,  the Trustee  (which will act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided  in this  Agreement)  or the Trust  Administrator  shall  (subject  to  Section 2.05)  enter into any arrangement  by which a REMIC will  receive a fee or other  compensation  for services nor permit such REMIC to receive any income from assets  other than  "qualified  mortgages"  as defined  in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

                  (k)      Within 30 days after the Closing Date, the Trust  Administrator  shall apply to the Internal Revenue Service for an employer  identification  number for each REMIC created  hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal  Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and
Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

                                                              -44-

                  (l)      None of the  Trustee  (which  will act only at the  direction  of the Trust  Administrator  or as  otherwise specifically  provided in this  Agreement),  the Trust  Administrator,  the Master  Servicer or any Servicer shall sell,  dispose of or substitute  for any of the Mortgage Loans (except in connection  with (i) the  default,  imminent  default or foreclosure of a Mortgage
Loan,  including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy  of any REMIC  created  hereunder,  (iii) the  termination  of any REMIC  created  hereunder  pursuant  to Article X of this
Agreement or (iv) a  purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection  Account or the Certificate  Account for gain nor accept any  contributions to a REMIC  after the  Closing  Date  (a) unless  it has  received  an Opinion of Counsel  that such sale,  disposition,  substitution  or acquisition  will not affect  adversely the status of any REMIC created  hereunder as a REMIC or (b) unless the Master Servicer or such
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

                  (m)      In order to enable the Trust  Administrator  to perform its duties as set forth herein,  the Depositor shall provide, or cause to be provided to the Trust  Administrator,  within ten days after the Closing Date, all information or data that the
Trust  Administrator  determines to be relevant for tax purposes to the valuations and offering prices of the Certificates,  including, without  limitation,  the price, yield,  prepayment  assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust  Administrator  shall be entitled to rely upon any and all such  information  and data in the  performance  of its duties set forth herein.  Thereafter,  the Master Servicer,  or with respect to the WMMSC Serviced Mortgage Loans, WMMSC, shall provide,  promptly upon request  therefor,  any such additional  information or data (or with respect to WMMSC, any such additional loan level information and data regarding the WMMSC Serviced  Mortgage  Loans) that the Trustee or the Trust  Administrator  may from time to time  reasonably request in order to enable the Trustee and the Trust  Administrator  to perform  their  duties as set forth  herein and the Trustee and the Trust  Administrator  shall be entitled to rely upon any and all such  information  and data in the  performance  of its duties set forth herein.  DLJMC shall indemnify the Trust  Administrator and hold it harmless for any loss,  liability,  damage,  claim or expense of the Trust Administrator  arising from any failure of the Depositor to provide, or to cause to be provided,  accurate  information or data to the Trust  Administrator  on a timely basis.  The Master Servicer shall indemnify the Trustee and the Trust  Administrator  and hold it  harmless  for any loss,  liability,  damage,  claim or expense of the  Trustee and the Trust  Administrator  arising  from any failure of the Master  Servicer to provide,  or to cause to be provided,  accurate  information  or data required to be provided by the
Master  Servicer to the Trustee and the Trust  Administrator  on a timely basis;  provided,  however,  that if any Servicer (other than
WMMSC) shall fail to provide such  information to the Master Servicer upon timely request for such  information by the Master Servicer, that  Servicer  shall  indemnify  the Master  Servicer,  the Trustee  and the Trust  Administrator  and hold it harmless  for any loss, liability,  damage, claim or expense of the Master Servicer,  the Trustee and the Trust Administrator  arising from any failure of that
Servicer to provide,  or to cause to be provided,  the  information  referred to above on a timely  basis.  WMMSC shall  indemnify  the
Trustee and the Trust Administrator and hold each of them harmless for any loss,  liability,  damage, claim or expense,  other than any special,  indirect,  punitive or consequential loss,  liability,  damage,  claim or expense, of the Trustee and the Trust Administrator arising from any failure of WMMSC to provide,  or to cause to be  provided,  the loan level  information  or data  regarding  the WMMSC
Mortgage  Loans  reasonably  requested by the Trustee or Trust  Administrator,  and  required to be provided by WMMSC  pursuant to this
Section  2.07(m),  on a timely basis.  The  indemnification  provisions  hereunder  shall survive the termination of this Agreement and shall extend to any co-trustee and co-trust administrator appointed pursuant to this Agreement.

                                                              -45-

                  (n)      The Trust  Administrator  shall account for the rights of the Holders of the Group 5 Senior Certificates and
Class M  Certificates  to receive  payments in respect of Basis Risk  Shortfalls as rights in an interest rate cap contract  written by the Class 5-X  Certificateholders  in favor of the Holders of the Group 5 Senior  Certificates  and Class M  Certificates and not as an
obligation of REMIC III,  whose obligation to pay such  Certificates will be subject to a cap equal to the applicable Net Funds Cap and shall  account for such rights as property  held  separate  and apart from the  regular  interests  as required by Treasury  regulation section  1.860G-2(i).  Any amounts paid in respect of Basis Risk  Shortfalls  by REMIC III  shall be treated as a  distribution  to the
Class 5-X Certificates.  In addition, the Class 5-X  Certificateholders  shall be deemed to have entered into a contractual arrangement with the  Class AR  and  Class AR-L  Certificateholders  whereby the Class AR  and  Class AR-L  Certificateholders  agree to pay to the
Class 5-X  Certificateholders  on each  Distribution  Date  amounts  that  would,  in the  absence of such  contractual  agreement,  be distributable with respect to the residual interest in REMIC III pursuant to  Section 4.01(II)(d)(xiii)  (which amounts are expected to be zero).  Thus each  Group 5  Senior  Certificate  and Class M  Certificate  shall be treated as  representing  ownership  of not only
REMIC III  regular  interests,  but also ownership of an interest in an interest rate cap contract.  Each Class 5-X  Certificate  shall represent an  obligation  under an interest  rate cap  contract.  For  purposes of  determining  the issue price of  REMIC III  regular interests, the Trust Administrator shall assume that the interest rate cap contract has a value of $5,000.

                  For any  Distribution  Date on which there is a payment  under the Group 5  Interest  Rate Cap  Agreement  based on a notional balance in excess of the Class Principal  Balance of the Group 5  Certificates,  the amount  representing  such excess payment shall not be an asset of the Trust and,  instead,  shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Group 5  Certificates and shall be distributed to the Group 5  Certificates  pursuant to  Section 4.01(II).  The
Trust Administrator shall not be responsible for any tax reporting with respect to such separate trust.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  As set forth in Section 2.08 of the Standard Terms.

                                                              ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

                  As set forth in ARTICLE III of the Standard Terms.

                                                              ARTICLE IV

                                             PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                                                              -46-

                  SECTION 4.01.     Priorities of Distribution.

                  (I)      (A)      On each Distribution  Date, with respect to the Group 1,  Group 2,  Group 3,  Group 4 and Class C-B
Certificates, the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

                           (a)      with respect to the Group 1 Certificates,  from the Available  Distribution Amount relating to Loan
         Group 1:

                                    (i)     first,  concurrently,  to the Group 1  Certificates,  an amount allocable to interest equal to the related  Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been  distributed  in the absence of such shortfall; and

                                    (ii)    second,  on each  Distribution  Date,  from  the  Available  Distribution  Amount  for Loan
                  Group 1 remaining after giving effect to the distributions  pursuant to  Section 4.01(I)(A)(a)(i) above,  the Group 1
                  Senior Principal Distribution Amount, as principal, sequentially, as follows:

                                            (A)      first, to the Class AR  Certificates and Class AR-L  Certificates,  pro rata based on their  respective  Class Principal  Balances  immediately  prior to such  Distribution  Date, until their respective Class Principal Balances have been reduced to zero; and

                                            (B)      second,  the Group 1 Senior Principal  Distribution  Amount for that  Distribution
                           Date remaining  after making the payments  specified in clause (A) above, to the Class 1-A-1 and Class 1-A-2
                           Certificates,  pro  rata  based on their  respective  Class  Principal  Balances  immediately  prior to such
                           Distribution Date, until their respective Class Principal Balances have been reduced to zero;

                           (b)      with respect to the Group 2  Certificates,  and from the Available  Distribution Amount relating to
         Loan Group 2:

                                    (i)     first, to the Group 2  Certificates,  an amount  allocable to interest equal to the related
                  Interest Distribution Amount for such Distribution Date; and

                                    (ii)    second,  on each  Distribution  Date,  from  the  Available  Distribution  Amount  for Loan
                  Group 2 remaining after giving effect to the distributions  pursuant to  Section 4.01(I)(A)(b)(i) above,  the Group 2
                  Senior  Principal  Distribution  Amount,  as principal,  to the Class 2-A-1  Certificates,  until its Class Principal
                  Balance has been reduced to zero.

                           (c)      with respect to the Group 3  Certificates,  and from the Available  Distribution Amount relating to
         Loan Group 3:

                                    (i)     first,  concurrently,  to the Group 3  Certificates,  an amount allocable to interest equal to the related  Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been  distributed  in the absence of such shortfall; and

                                                              -47-

                                    (ii)    second,  on each  Distribution  Date,  from  the  Available  Distribution  Amount  for Loan
                  Group 3  remaining  after  giving  effect to the  distributions  pursuant to  Section 4.01(I)(A)(c)(i) above,  to the
                  Class 3-A-1 Certificates,  Class 3-A-2-1  Certificates,  Class 3-A-2-2 Certificates and Class 3-A-3 Certificates,  as
                  principal,  the Group 3 Senior  Principal  Distribution  Amount,  pro rata based on their  respective Class Principal
                  Balances  immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero; provided,  however, that the aggregate amount that would otherwise be allocable to the Class 3-A-2-1
                  Certificates  and  Class 3-A-2-2  Certificates  on any  Distribution  Date will instead be allocated in the following order of priority:

                                            (A)      first,  the lesser of (1)  $600,000  and (2) 99.80% of the pro rata portion of the
                           Group 3 Senior Principal  Distribution Amount allocable to the Class 3-A-2-1  Certificates and Class 3-A-2-2
                           Certificates  for such  Distribution  Date, to the Class  3-A-2-1  Certificates,  until its Class  Principal
                           Balance has been reduced to zero; and

                                            (B)      second,  the  portion  of  the  Group  3  Senior  Principal   Distribution  Amount
                           allocable to the  Class 3-A-2-1  Certificates  and  Class 3-A-2-2  Certificates for such  Distribution  Date remaining after giving effect to the  distribution  pursuant to  Section 4.01(I)(A)(c)(ii)(A)  above, to the
                           Class 3-A-2-2 Certificates, until its Class Principal Balance has been reduced to zero.

                           (d)      with respect to the Group 4  Certificates,  and from the Available  Distribution Amount relating to
         Loan Group 4:

                                    (i)     first,  concurrently,  to the Group 4  Certificates,  an amount allocable to interest equal to the related  Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been  distributed  in the absence of such shortfall; and

                                    (ii)    second,  on each  Distribution  Date,  from  the  Available  Distribution  Amount  for Loan
                  Group 4  remaining  after  giving  effect to the  distributions  pursuant to  Section 4.01(I)(A)(d)(i) above,  to the
                  Class 4-A-1 and Class 4-A-2  Certificates,  as principal,  the Group 4 Senior Principal Distribution Amount, pro rata based on their  respective  Class  Principal  Balances  immediately  prior to such  Distribution  Date,  until  their respective Class Principal Balances have been reduced to zero.

                                                              -48-

                           (e)      with respect to the Class C-B and Class AR-L  Certificates,  from the Available Distribution Amount relating to Loan  Group 1,  Loan  Group 2,  Loan  Group 3  and Loan  Group 4  remaining  after the  distributions  pursuant to
         Sections 4.01(I)(A)(a) through  (d) above,  subject to Sections  4.01(I)(C)  below, and further subject to any payments to the
         Group 1,  Group 2,  Group 3 and Group 4  Certificates as described in Section 4.07,  to the following Classes in the following order of priority:

                                    (i)     to the  Class C-B-1  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (ii)    to the  Class C-B-1  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class C-B-1  Certificates has been reduced to zero;

                                    (iii)   to the  Class C-B-2  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (iv)    to the  Class C-B-2  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class C-B-2  Certificates has been reduced to zero;

                                    (v)     to the  Class C-B-3  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (vi)    to the  Class C-B-3  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class C-B-3  Certificates has been reduced to zero;

                                    (vii)   to the  Class C-B-4  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;
                                    (viii)  to the  Class C-B-4  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class C-B-4  Certificates has been reduced to zero;

                                    (ix)    to the  Class C-B-5  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (x)     to the  Class C-B-5  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class C-B-5  Certificates has been reduced to zero;

                                    (xi)    to the  Class C-B-6  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (xii)   to the  Class C-B-6  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class C-B-6  Certificates has been reduced to zero;

                                                              -49-

                                    (xiii)  to the  Class C-B-1,  Class C-B-2,  Class C-B-3,  Class C-B-4,  Class C-B-5 and Class C-B-6
                  Certificates,  in that order, up to an amount of Net Realized Losses for such Class, if any; provided,  however, that any distribution  pursuant to this  Section 4.01(I)(A)(e)(xiii)  shall not result in a further reduction of the Class
                  Principal Balance of any of the Class C-B Certificates; and

                                    (xiv)   to the  Class AR-L  Certificates,  any  remaining  Available  Distribution  Amount for Loan
                  Group 1,  Loan  Group 2,  Loan Group 3 and Loan  Group 4,  (to the extent such amount is held by REMIC I),  or to the
                  Class AR  Certificates,  any remaining Available Distribution Amount for Loan Group 1, Loan Group 2, Loan Group 3 and
                  Loan Group 4 (to the extent such amount is held by REMIC III).

                  (B)      On each Distribution  Date, the amount referred to in clause (i) of the definition of Interest  Distribution
Amount for such Distribution Date for each Class of Group 1,  Group 2,  Group 3, Group 4 and Class C-B Certificates shall be reduced by the Trust  Administrator by the related Class's pro rata share (based on the amount of the Interest  Distribution  Amount for each such
Class before  reduction  pursuant to this  Section 4.01(I)(B))  of (i) Net  Prepayment  Interest  Shortfalls  for Mortgage Loans in the
related Loan Group for such Distribution  Date and  (ii) (A) after  the Special Hazard Coverage  Termination Date, with respect to each
Group 1,  Group 2,  Group 3 and Group 4  Mortgage  Loan, as  applicable,  that was the subject of Special  Hazard Loss during the prior calendar month, the excess of one month's  interest at the related Net Mortgage Rate on the Stated  Principal  Balance of such Mortgage
Loan as of the Due Date in such month over the amount of  Liquidation  Proceeds  applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Group 1,  Group 2,  Group 3 or Group 4 Mortgage
Loan, as applicable,  that became subject to a Bankruptcy  Loss during the prior calendar  month,  the interest  portion of the related
Debt Service  Reduction or Deficient  Valuation,  (C) each Relief Act Reduction for any Group 1,  Group 2,  Group 3 or Group 4 Mortgage
Loan, as applicable,  incurred during the prior calendar month and (D) after the Fraud Loss Coverage  Termination Date, with respect to each Group 1,  Group 2,  Group 3 or Group 4 Mortgage Loan, as applicable,  that became a Fraud Loan during the prior calendar month the excess of one month's  interest at the related Net Mortgage  Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due
Date in such month over the amount of Liquidation  Proceeds  applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating  the reduction of the Interest  Distribution  Amount for each Class of Class C-B  Certificates  with respect to
Loan Group 1,  Loan Group 2,  Loan Group 3 or Loan Group 4 such reduction shall be based on the amount of interest  accruing at the Net
WAC Rate for such Loan Group on such Class's  proportionate  share,  based on the Class  Principal  Balance of the related  Subordinate
Component Balance for that Distribution Date.

                  (C)      With respect to each Class of Class C-B Certificates,  if on any Distribution Date the related Subordination
Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal  Prepayments  will be made to any
Class or Classes of Class C-B  Certificates junior to such Class (the  "Restricted Classes") and the amount otherwise  distributable to the  Restricted  Classes  in respect  of such  Principal  Prepayments  will be  allocated  among the  remaining  Classes  of  Class C-B
Certificates, pro rata, based upon their respective Class Principal Balances.

                  (D)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase Price of any Optional  Termination of
Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 in excess of the Par Value to the holder of the Class AR-L Certificate.

                                                              -50-

                  (II)     With respect to the Group 5 Certificates:

                           (a)      On each Distribution Date, the Trust  Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

                                    (i)     to the Group 5 Senior  Certificates,  pro rata based on amounts due,  Current  Interest and any Carryforward Interest for such Class and such Distribution Date;

                                    (ii)    to the Class 5-M-1  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (iii)   to the Class 5-M-2  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (iv)    to the Class 5-M-3  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (v)     to the Class 5-M-4  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (vi)    to the Class 5-M-5  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (vii)   to the Class 5-M-6  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (viii)  to the Class 5-M-7  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (ix)    to the Class 5-M-8  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (x)     to the Class 5-M-9  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (xi)    to the Class 5-M-10  Certificates,  Current Interest and any Carryforward Interest for such
                  Class and such Distribution Date; and

                                    (xii)   for application as part of Monthly Excess Cashflow for such  Distribution  Date as provided
                  in    Section 4.01(II)(d),    any   Interest   Remittance   Amount   remaining   after   application    pursuant   to
                  Section 4.01(II)(a)(i) through (xi) above.

                                                              -51-

                           (b)      On each  Distribution  Date  (A) prior to the Stepdown  Date or (B) with respect to which a Trigger
         Event is in effect,  the Trust  Administrator  shall distribute the Principal Payment Amount for Loan Group 5 for such date in the following order of priority:

                                    (i)     to the Group 5 Senior  Certificates,  pro rata based on their  respective  Class  Principal
                  Balances  immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero; provided,  however, that the aggregate amount that would otherwise be allocable to the Class 5-A-2-1
                  Certificates and  Class 5-A-2-2  Certificates on any Distribution Date will instead be distributed  sequentially,  to the Class 5-A-2-1 Certificates and Class 5-A-2-2 Certificates,  in that order, in each case until its Class Principal
                  Balance has been reduced to zero;

                                    (ii)    to the  Class 5-M-1  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (iii)   to the  Class 5-M-2  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (iv)    to the  Class 5-M-3  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (v)     to the  Class 5-M-4  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (vi)    to the  Class 5-M-5  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (vii)   to the  Class 5-M-6  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (viii)  to the  Class 5-M-7  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (ix)    to the  Class 5-M-8  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (x)     to the  Class 5-M-9  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (xi)    to the  Class 5-M-10  Certificates,  until its Class Principal  Balance has been reduced to zero; and

                                    (xii)   for  application  as part of  Monthly  Excess  Cashflow  for  such  Distribution  Date,  as
                  provided  in   Section 4.01(II)(d),   any  Principal   Payment  Amount  remaining  after   application   pursuant  to
                  Section 4.01(II)(b)(i) through (xi) above.

                                                              -52-

                           (c)      On each  Distribution  Date  (A) on or after the  Stepdown  Date and  (B) with  respect  to which a
         Trigger Event is not in effect,  the Trust  Administrator  shall distribute the Principal  Payment Amount for Loan Group 5 for
         such date in the following order of priority:

                                    (i)     to the Group 5 Senior  Certificates,  pro rata based on their  respective  Class  Principal
                  Balances  immediately prior to such Distribution Date, the sum of (1) the Group 5 Senior Principal Payment Amount and
                  (2) the component of the Principal Remittance Amount representing  payments,  if any, under the Group 5 Interest Rate
                  Cap  Agreement to cover  Realized  Losses on the Group 5  Mortgage  Loans,  until their  respective  Class  Principal
                  Balances have been reduced to zero;  provided,  however,  that the aggregate amount that would otherwise be allocable to the  Class 5-A-2-1  Certificates  and  Class 5-A-2-2  Certificates  on  any  Distribution  Date  will  instead  be distributed sequentially,  to the Class 5-A-2-1 Certificates and Class 5-A-2-2  Certificates,  in that order, in each case until its Class Principal Balance has been reduced to zero;

                                    (ii)    to the  Class 5-M-1  Certificates,  the  Class 5-M-1  Principal  Payment  Amount  for  such
                  Distribution Date, until its Class Principal Balance has been reduced to zero;

                                    (iii)   to the  Class 5-M-2  Certificates,  the  Class 5-M-2  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (iv)    to the  Class 5-M-3  Certificates,  the  Class 5-M-3  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (v)     to the  Class 5-M-4  Certificates,  the  Class 5-M-4  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (vi)    to the  Class 5-M-5  Certificates,  the  Class 5-M-5  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (vii)   to the  Class 5-M-6  Certificates,  the  Class 5-M-6  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (viii)  to the  Class 5-M-7  Certificates,  the  Class 5-M-7  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (ix)    to the  Class 5-M-8  Certificates,  the  Class 5-M-8  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (x)     to the  Class 5-M-9  Certificates,  the  Class 5-M-9  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                                              -53-

                                    (xi)    to the  Class 5-M-10  Certificates,  the  Class 5-M-10  Principal  Payment  Amount for such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero; and

                                    (xii)   for  application  as part of  Monthly  Excess  Cashflow  for  such  Distribution  Date,  as
                  provided  in   Section 4.01(II)(d),   any  Principal   Payment  Amount  remaining  after   application   pursuant  to
                  Section 4.01(II)(c)(i) through (xi) above.

                           (d)      On each  Distribution  Date, the Trust  Administrator  shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

                                    (i) (A) until  the  aggregate  Class  Principal  Balance  of  the  LIBOR  Certificates  equals  the
                      Aggregate   Loan  Group   Balance   for  Loan   Group 5   for  such   Distribution   Date   minus  the   Targeted
                      Overcollateralization  Amount for such  Distribution  Date, on each  Distribution  Date (x) prior to the Stepdown
                      Date or (y) with  respect to which a Trigger  Event is in effect,  to the extent of Monthly  Excess  Interest for such Distribution Date, to the Group 5 Certificates, in the following order of priority:

                                            (1)      to the  Group 5  Senior  Certificates,  pro rata based on their  respective  Class
                               Principal  Balances  immediately prior to such Distribution Date, until their respective Class Principal
                               Balances have been reduced to zero;  provided,  however,  that the aggregate amount that would otherwise be allocable to the Class 5-A-2-1  Certificates and Class 5-A-2-2  Certificates on any Distribution Date
                               will  instead  be  distributed  sequentially,   to  the  Class 5-A-2-1  Certificates  and  Class 5-A-2-2
                               Certificates, in that order, in each case until its Class Principal Balance has been reduced to zero;

                                            (2)      to the  Class 5-M-1  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (3)      to the  Class 5-M-2  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (4)      to the  Class 5-M-3  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (5)      to the  Class 5-M-4  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (6)      to the  Class 5-M-5  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (7)      to the  Class 5-M-6  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (8)      to the  Class 5-M-7  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                                              -54-

                                            (9)      to the  Class 5-M-8  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (10)     to the  Class 5-M-9  Certificates,  until its  Class  Principal  Balance  has been reduced to zero; and

                                            (11)     to the  Class 5-M-10  Certificates,  until its Class  Principal  Balance  has been reduced to zero;

                                            (B)      on each  Distribution  Date (x) on or after the Stepdown Date and (y) with respect to which a Trigger Event is not in effect, to fund any principal  distributions  required to be made on such
                           Distribution Date set forth above in  Section 4.01(II)(c) above,  after giving effect to the distribution of the Principal Payment Amount for Loan Group 5 for such Distribution  Date, in accordance with the priorities set forth therein;

                                    (ii)    to the Class 5-A-1  Certificates,  Class 5-A-2-1 Certificates,  Class 5-A-2-2 Certificates,
                  Class 5-A-3-1  Certificates  and Class 5-A-3-2  Certificates,  any Deferred Amount for such Class,  pro rata based on amounts due;  provided,  however,  that the aggregate  amount that would otherwise be allocable to the  Class 5-A-3-1
                  Certificates and  Class 5-A-3-2  Certificates on any Distribution Date will instead be distributed  sequentially,  to the  Class 5-A-3-1  Certificates and Class 5-A-3-2  Certificates,  in that order, in each case until their respective
                  Deferred Amount has been paid in full;

                                    (iii)   to the Class 5-A-4 Certificates, any Deferred Amount for such Class;

                                    (iv)    to the Class 5-M-1 Certificates, any Deferred Amount for such Class;

                                    (v)     to the Class 5-M-2 Certificates, any Deferred Amount for such Class;

                                    (vi)    to the Class 5-M-3 Certificates, any Deferred Amount for such Class;

                                    (vii)   to the Class 5-M-4 Certificates, any Deferred Amount for such Class;

                                    (viii)  to the Class 5-M-5 Certificates, any Deferred Amount for such Class;

                                    (ix)    to the Class 5-M-6 Certificates, any Deferred Amount for such Class;

                                    (x)     to the Class 5-M-7 Certificates, any Deferred Amount for such Class;

                                    (xi)    to the Class 5-M-8 Certificates, any Deferred Amount for such Class;

                                                              -55-

                                    (xii)   to the Class 5-M-9 Certificates, any Deferred Amount for such Class;

                                    (xiii)  to the Class 5-M-10 Certificates, any Deferred Amount for such Class;

                                    (xiv)   to the  Group 5  Senior  Certificates,  pro rata  based on  amounts  due,  any  Basis  Risk
                  Shortfall due and owing for each such Class;

                                    (xv)    to the Class 5-M-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xvi)   to the Class 5-M-2 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xvii)  to the Class 5-M-3 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xviii) to the Class 5-M-4 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xix)   to the Class 5-M-5 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xx)    to the Class 5-M-6 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xxi)   to the Class 5-M-7 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xxii)  to the Class 5-M-8 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xxiii) to the Class 5-M-9 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xxiv)  to the Class 5-M-10 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xxv)   to the Class 5-X  Certificates,  the Class 5-X  Distributable  Amount for such Distribution
                  Date; and

                                    (xxvi)  to the Class AR  Certificates,  any remaining amount;  provided,  however,  that any amount that  would be  distributable  pursuant  to this  priority  (xxvi)  shall not be paid with  respect  to the  Class AR
                  Certificates but shall be paid instead with respect to the Class 5-X  Certificates pursuant to a contract that exists under this Agreement between the Class AR Certificateholders and the Class 5-X Certificateholders.

                                                              -56-

                           (e)      The  Trust  Administrator  shall  distribute  the  Mortgage  Loan  Purchase  Price of any  Optional
         Termination of Loan Group 5 in excess of the Par Value to the holder of the Class AR-L Certificate.

                  (III)    (a)      Prior to the  distributions  described in Sections  4.01(I) and (II),  the following  distributions shall be deemed to have been made:

                                    (i)     from REMIC I to REMIC III,  as the holder of the REMIC I Regular Interests,  and to Holders of the Class AR-L  Certificates in respect of Component I  thereof,  from the REMIC I Available  Distribution Amount, the REMIC I  Distribution Amount in the amounts,  from the sources and with the character set forth in the definition thereof in respect of the REMIC I  Regular  Interests and  Component I  of the Class AR-L  Certificates  as set forth therein; and

                                    (ii)    from  REMIC II  to  REMIC III,  as the holder of the  REMIC II  Regular  Interests,  and to
                  Holders of the Class AR-L  Certificates in respect of Component II thereof, from the REMIC II Available  Distribution
                  Amount,  the REMIC II  Distribution  Amount in the amounts,  from the sources and with the character set forth in the definition  thereof in respect of the REMIC II Regular  Interests and Component II of the Class AR-L  Certificates as
                  set forth therein.

                           (b)      Notwithstanding   the   distributions   on  the  REMIC   Regular   Interests   described   in  this
         Section 4.01(III),  distribution of funds from the Certificate  Account shall be made only in accordance with Sections 4.01(I)
         and (II).

                  (IV)     On  each  Distribution  Date,  the  Trust  Administrator  shall  distribute  to the  Holder  of the  Class P
Certificates,  the aggregate of all Assigned  Prepayment Premiums for Mortgage Loans collected or paid by each applicable Servicer with respect to the related Prepayment Period.

                  SECTION 4.02.     Allocation of Losses.

                  (a)      Realized Losses on the Mortgage Loans in each of Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4
incurred  during a calendar month shall be allocated by the Trust  Administrator  to the Classes of  Certificates  on the  Distribution
Date in the next calendar month as follows:

                           (i)      any  Realized  Loss,  other  than an  Excess  Loss,  shall be  allocated  first,  to the  Class C-B
         Certificates,  in decreasing order of their alphanumerical  Class designations  (beginning with the Class C-B-6 Certificates), until the  respective  Class  Principal  Balance  of each such  Class has been  reduced  to zero,  and  second,  to the Senior
         Certificates of the related  Certificate  Group, pro rata, on the basis of their respective  Class Principal  Balances,  until the respective Class Principal  Balance of each such Class has been reduced to zero;  provided,  however,  with respect to the
         Group 1 Certificates,  Realized Losses on the Group 1 Loans that would otherwise be allocated to the Class 1-A-1  Certificates and Class 1-A-2  Certificates in the aggregate will instead be allocated  first,  to the Class 1-A-2  Certificates,  until its
         Class  Principal  Balance has been reduced to zero, and second,  to the  Class 1-A-1  Certificates,  until its Class Principal
         Balance has been reduced to zero;  with respect to the Group 3  Certificates,  Realized Losses on the Group 3 Loans that would otherwise be allocated to the Class 3-A-1  Certificates,  Class 3-A-2-1  Certificates,  Class 3-A-2-2  Certificates  and Class
         3-A-3  Certificates  in the  aggregate  will instead be allocated  first,  to the  Class 3-A-3  Certificates,  until its Class
         Principal  Balance has been reduced to zero, and second,  to the  Class 3-A-1  Certificates,  Class 3-A-2-1  Certificates  and
         Class 3-A-2-2  Certificates,  pro rata, on the basis of their respective Class Principal Balances,  until the respective Class
         Principal Balance of each such Class has been reduced to zero; and with respect to the Group 4  Certificates,  Realized Losses on the Group 4 Loans that would otherwise be allocated to the  Class 4-A-1  Certificates  and Class 4-A-2  Certificates in the
         aggregate  will instead be allocated  first,  to the  Class 4-A-2  Certificates,  until its Class  Principal  Balance has been reduced to zero and second, to the Class 4-A-1 Certificates, until its Class Principal Balance has been reduced to zero; and

                                                              -57-

                           (ii)     Excess  Losses in respect of principal  for Mortgage  Loans in Loan  Group 1,  Loan  Group 2,  Loan
         Group 3 and Loan Group 4 will be allocated among all Group 1, Group 2,  Group 3, Group 4 and Class C-B Certificates,  pro rata based on their respective Class Principal Balances.

                  (b)      On each  Distribution  Date, if the aggregate  Class  Principal  Balance of all Group 1,  Group 2,  Group 3,
Group 4 and Class C-B  Certificates  exceeds the Aggregate  Groups 1-4  Collateral  Balance  (after giving effect to  distributions  of principal and the allocation of all losses to such  Certificates  on such  Distribution  Date),  such excess will be deemed a principal loss and will be allocated by the Trust Administrator to the most junior Class of Class C-B Certificates then outstanding.

                  (c)      Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal  Balance of a
Class of  Certificates  pursuant to  Section 4.02(b) shall  be  allocated by the Trust  Administrator  among the  Certificates  of such
Class in proportion to their respective Certificate Balances.

                  (d)      Any  allocation  by the Trust  Administrator  of Realized  Losses to a  Certificate  or any reduction in the
Certificate  Balance of a Certificate  pursuant to  Section 4.02(b) shall  be accomplished by reducing the Certificate Balance thereof, immediately  following the  distributions  made on the related  Distribution  Date in accordance  with the  definition of  "Certificate
Balance."

                  (e)      On each  Distribution  Date,  the Trust  Administrator  shall  determine  the total Applied Loss Amount with respect to the  Group 5  Certificates,  if any,  for such  Distribution  Date.  The Applied  Loss  Amount  with  respect to the Group 5
Certificates for any Distribution  Date shall be applied by reducing the Class Principal  Balance of each Class of LIBOR  Certificates, beginning with the Class of Class M  Certificates,  then outstanding with the lowest relative payment priority,  in each case until the respective  Class Principal  Balance thereof has been reduced to zero, or if no Class M  Certificates are then  outstanding,  the Class
5-A-4  Certificates,  until its Class  Principal  Balance has been reduced to zero,  or if the Class A-5-4  Certificates  are no longer outstanding,  the remaining  Group 5 Senior  Certificates,  pro rata based on their  respective  Class  Principal  Balances,  provided, however, that the aggregate amount that would otherwise be allocable to the Class 5-A-3-1  Certificates and Class 5-A-3-2  Certificates
on any  Distribution  Date will  instead  be  applied  first,  to the  Class 5-A-3-2  Certificates  and  second,  to the  Class 5-A-3-1
Certificates,  in each case until the  respective  Class  Principal  Balance  thereof has been reduced to zero. Any Applied Loss Amount allocated to a Class of LIBOR  Certificates  shall be allocated among the  Certificates of such Class in proportion to their respective
Percentage Interests.

                  (f)      All Realized Losses on the Group 1,  Group 2,  Group 3 and Group 4 Mortgage Loans shall be allocated on each
Distribution Date to the REMIC I Regular Interests as provided in the definition of REMIC I Realized Losses.

                  (g)      All  Realized  Losses on the Group 5  Mortgage  Loans shall be allocated  on each  Distribution  Date to the
REMIC II Regular Interests as provided in the definition of REMIC II Realized Losses.

                                                              -58-

                  (h)      Realized  Losses on the Group 5  Mortgage Loans that are not Applied Loss Amounts shall be deemed  allocated to the Class 5-X  Certificates.  Realized Losses  allocated to the Class 5-X  Certificates  shall,  be allocated  between the REMIC III
Regular Interests 5-X-IO and 5-X-PO as provided in the definition of Realized Losses.

                  (i)      Realized Losses shall be allocated among the REMIC I,  REMIC II and REMIC III Regular Interests as specified in the definition of Realized Losses and, as to REMIC I and REMIC II Regular  Interests,  in the definitions of REMIC I Realized Losses and REMIC II Realized Losses, respectively.

                  SECTION 4.03.     Recoveries.

                  (a)      With respect to any Class of  Certificates  to which a Realized Loss or Applied Loss Amount,  as applicable, has been  allocated  (including  any such  Class for  which the related Class  Principal  Balance has been reduced to zero),  the Class
Principal Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

                           (i)      with respect to Recoveries on Group 1, Group 2, Group 3 and Group 4, Mortgage Loans,

                                    (A)     first,  the Class  Principal  Balance of each Class of Senior  Certificates  related to the
                  Loan Group from which the  Recovery  was  collected,  will be  increased  pro rata,  up to the amount of Net Recovery
                  Realized Losses for each such Class, and

                                    (B)     second,  the Class  Principal  Balance  of each  Class of  Class C-B  Certificates  will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class; or

                           (ii)     with respect to Recoveries on Group 5  Mortgage  Loans,  the Class  Principal  Balance of the LIBOR
         Certificates  will be increased in order of seniority,  up to the Deferred  Amount such Class is entitled to receive  pursuant to Section 4.01(II)(d) on  such Distribution Date prior to giving effect to payments pursuant to  Section 4.01(II)(d) on  such
         Distribution Date.

                  (b)      Any increase to the Class  Principal  Balance of a Class of  Certificates  shall  increase  the  Certificate
Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  As set forth in Section 4.04 of the Standard Terms.

                  SECTION 4.05.     Servicer to Cooperate.

                  As set forth in Section 4.05 of the Standard Terms.

                                                              -59-

                  SECTION 4.06.     Cross-Collateralization; Adjustments to Available Funds.

                  (a)      On each  Distribution Date prior to the Class C-B Credit Support Depletion Date, but after the date on which the aggregate Class Principal  Balance of the Group 1,  Group 2,  Group 3 or Group 4  Certificates  has been reduced to zero, the Trust
Administrator  shall distribute the principal  portion of Available  Distribution  Amount on the Mortgage Loans relating to such Senior
Certificates  that will have been paid in full,  to the holders of the Senior  Certificates  of the other  Certificate  Group(s).  Such amount will be  allocated  between the other  Groups,  pro rata,  based on  aggregate  Class  Principal  Balance of the related  Senior
Certificates  and paid the Senior  Certificates  in each such  Group in the same  priority as such  Certificates  would  receive  other distributions  of  principal  pursuant to  Section 4.01(I)(A);  provided,  however,  that the Trust  Administrator  shall not make such distribution on such Distribution  Date if (a) the Class C-B  Percentage for such Distribution Date is greater than or equal to 200% of such Class C-B  Percentage as of the Closing Date and (b) the average outstanding  principal balance of the Mortgage Loans in each Loan
Group delinquent 60 days or more over the last six months, as a percentage of the related Subordinate  Component Balance,  is less than
50%.

                  (b)      If on any  Distribution  Date the aggregate  Class  Principal  Balance of the Group 1,  Group 2,  Group 3 or
Group 4  Certificates  is greater than the Aggregate  Loan Group Balance of the related Loan  Group (each  Loan  Group related  to such
Group of Certificates,  an "Undercollateralized Group"), then the Trust Administrator shall reduce the Available Distribution Amount of the other Loan Group(s) that is not undercollateralized (each, an "Overcollateralized Group"), as follows:

                           (1)      to add to the Available Distribution Amount of the Undercollateralized  Group(s) an amount equal to the lesser of (a) one month's  interest on the Principal  Transfer Amount of the  Undercollateralized  Group(s) at the Net WAC
         Rate applicable to the  Undercollateralized  Group(s) and (b) Available  Distribution Amount of the Overcollateralized  Groups
         remaining  after  making  interest  distributions  to the  Senior  Certificates  of the  Overcollateralized  Group(s)  on such
         Distribution Date pursuant to Section 4.01; and

                           (2)      to the Senior  Certificates  of each  Undercollateralized  Group,  to the  extent of the  principal portion of Available  Distribution  Amount of the  Overcollateralized  Group(s)  remaining after making interest and principal distributions  to  the  Senior  Certificates  of the  Overcollateralized  Group(s)  on  such  Distribution  Date  pursuant  to
         Section 4.01,  until the Class Principal Balance of the Senior  Certificates of such  Undercollateralized  Group(s) equals the
         Aggregate  Loan Group  Balance of the  related  Loan  Group(s).  Payments  shall be made to the  Senior  Certificates  in each
         Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(I)(A).

                  (c)      If more than one  Overcollateralized  Group exists  on any  Distribution  Date,  reductions in the Available
Distribution  Amount of such Groups to make the payments  required to be made pursuant to  Section 4.07(b) on  such  Distribution  Date
shall  be  made  pro  rata,  based  on  the   Overcollateralization   Amount  of  each  Overcollateralized  Group.  If  more  than  one
Undercollateralized  Group exists on any Distribution Date, payments made to such Groups from the Available  Distribution Amount of the
Overcollateralized  Group shall  be made pro rata,  based on the  amount of  payments  required  to be made to the  Undercollateralized
Group(s).

                  SECTION 4.07.     Group 5 Interest Rate Cap Account.

                  (a)      On the Closing  Date,  the Trust  Administrator  shall  establish and maintain in its name, in trust for the benefit of the Holders of the Class 5-X  Certificates,  the Group 5  Interest Rate Cap Account.  The Group 5  Interest Rate Cap Account
shall be an Eligible  Account,  and funds on deposit  therein shall be held separate and apart from, and shall not be commingled  with, any other moneys, including without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.

                                                              -60-

                  (b)      On each  Distribution  Date on and  after  the  Distribution  Date in  March 2007  and on and  prior  to the
Distribution  Date in  September 2010,  the Trust  Administrator  shall  deposit any amounts paid under the Group 5  Interest  Rate Cap
Agreement into the Group 5 Interest Rate Cap Account.

                  (c)      On each  Distribution  Date on and  after  the  Distribution  Date in  March 2007  and on and  prior  to the
Distribution  Date in  September 2010,  the Trust  Administrator  shall distribute  amounts on deposit in the Group 5 Interest Rate Cap
Account in the following order of priority:

                           (1)      to the Group 5 Senior  Certificates,  pro rata based on the amount of any unpaid  Current  Interest and Carryforward Interest, to the extent not paid from the Group 5 Interest Remittance Amount;

                           (2)      sequentially, to the Class 5-M-1,  Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5, Class 5-M-6,
         Class 5-M-7,  Class 5-M-8,  Class 5-M-9  and  Class 5-M-10  Certificates,  in that  order,  any unpaid  Current  Interest  and
         Carryforward Interest, to the extent not paid from the Group 5 Interest Remittance Amount;

                           (3)      to the Principal  Remittance Amount, the Net Cumulative  Realized Loss Amount for such Distribution
         Date;

                           (4)      first,  to  the  Class 5-A-1,   Class 5-A-2-1,   Class 5-A-2-2,   Class 5-A-3-1  and  Class 5-A-3-2
         Certificates,  any Deferred Amount for such classes, pro rata, weighted based on the amounts due; provided,  however, that the
         aggregate  Deferred  Amounts  that  would  otherwise  be  allocable  to  the  Class 5-A-3-1   Certificates  and  Class 5-A-3-2
         Certificates in the aggregate,  will instead be allocated first, to the Class 5-A-3-1  Certificates  until any Deferred Amount for such Class has been paid in full, and then, to the Class 5-A-3-2  Certificates;  second, to the Class 5-A-4  Certificates, any  Deferred  Amount  for such  class;  third,  sequentially,  to the  Class 5-M-1,  Class 5-M-2,  Class 5-M-3,  Class 5-M-4,
         Class 5-M-5,  Class 5-M-6,  Class 5-M-7,  Class 5-M-8,  Class 5-M-9 and Class 5-M-10 Certificates, in that order, any Deferred
         Amount for such Classes,  in each case such amounts will be applied prior to giving effect to amounts  available to be paid in respect of Deferred Amounts from Monthly Excess Cashflow;

                           (5)      to the Group 5 Senior Certificates,  the amount of any unpaid Basis Risk Shortfalls for such Class, pro rata,  weighted  based on the amounts  due, in each case such amounts  will be applied  prior to giving  effect to amounts available to be paid in respect of Basis Risk Shortfalls from Monthly Excess Cashflow;

                           (6)      sequentially, to the Class 5-M-1,  Class 5-M-2, Class 5-M-3, Class 5-M-4, Class 5-M-5, Class 5-M-6,
         Class 5-M-7,  Class 5-M-8,  Class 5-M-9  and  Class 5-M-10  Certificates,  in that order,  the amount of any unpaid Basis Risk
         Shortfalls  for such class,  in each case such amounts will be applied prior to giving effect to amounts  available to be paid in respect of Basis Risk Shortfalls from Monthly Excess Cashflow; and

                           (7)      to the Class 5 X Certificates.

                                                              -61-

                  (d)      Funds in the  Group 5  Interest  Rate Cap Account  may be  invested  in  Eligible  Investments  by the Trust
Administrator  at the  direction  of  the  Depositor  maturing  on or  prior  to the  next  succeeding  Distribution  Date.  The  Trust
Administrator  shall  account  for the Group 5  Interest  Rate Cap  Account as an outside  reserve  fund within the meaning of Treasury regulation  1.860G-2(h) and  not an asset of any REMIC created pursuant to this Agreement.  The Trust Administrator shall treat amounts paid by the Group 5  Interest  Rate Cap  Account as payments  made from  outside  the  REMIC's  for all Federal tax  purposes.  Any net investment  earnings on such amounts shall be payable to the Depositor.  The Depositor  will be the owner of the Group 5  Interest Rate
Cap Account for federal tax  purposes  and the  Depositor  shall  direct the Trust  Administrator  in writing as to the  investment  of amounts therein.  In the absence of such written  direction,  all funds in the Group 5 Interest Rate Cap Account may be invested by the
Trust  Administrator  in the Wells Fargo Advantage Prime  Investment  Money Market Fund or any successor fund. The Trust  Administrator shall have no  liability  for losses on  investments  in Eligible  Investments  made  pursuant to this  Section 4.10(c) (other  than as obligor on any such  investments).  Upon termination of the Trust Fund, any amounts  remaining in the Group 5 Interest Rate Cap Account shall be distributed to the Class 5-X Certificateholders.

                  (e)      On the  Distribution  Date immediately  after the  Distribution  Date on which the aggregate Class Principal
Balance of the LIBOR  Certificates  equals  zero,  any amounts on deposit in the Group 5  Interest  Rate Cap Account not payable on the
LIBOR Certificates shall be distributed to the Class 5-X Certificateholders.

                  (f)      Amounts paid under the Group 5  Interest Rate Cap Agreement not used on any  Distribution  Date as described in  Section 4.10(b) shall  remain on deposit in the Group 5 Interest Rate Cap Account and may be available on future Distribution Dates to make the payments  described in  Section 4.10(b).  However,  at no time shall the amount on deposit in the Group 5 Interest Rate Cap
Account  exceed the related  Deposit  Amount.  The  "Deposit  Amount"  with  respect to the Group 5  Interest  Rate Cap Account will be calculated  on each  Distribution  Date,  after  giving  effect to  withdrawals  from the  Group 5  Interest  Rate Cap  Account on such
Distribution  Date and  distributions  and  allocation of losses on the  Certificates  on such  Distribution  Date,  and will equal the excess,  if any, of the Targeted  Overcollateralization  Amount for such Distribution  Date over the  Overcollateralization  Amount for such Distribution  Date. On each Distribution Date, the Trust  Administrator  shall distribute amounts in the Group 5 Interest Rate Cap
Account in excess of the related Deposit Amount to the Class 5-X Certificateholders.

                  (g)      The Trust Administrator is hereby directed,  on or prior to the Closing Date, on behalf of the Trust and not in its  individual  capacity,  to enter into the  Group 5  Interest  Rate Cap  Agreement  for the benefit of the Holders of the Group 5
Certificates,  in the form presented to it by the Depositor.  The Trust  Administrator  shall not  individually  or personally have any responsibility for the contents,  adequacy or sufficiency of the Group 5 Interest Rate Cap Agreement,  including,  without  limitation, any representations and warranties contained therein.

                  SECTION 4.08.     Supplemental Interest Trust(s).

                  Not Applicable.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  Not Applicable.

                                                              -62-

                  SECTION 4.10.     Replacement Swap Counterparty.

                  Not Applicable.

                                                               ARTICLE V

                                             ADVANCES BY THE MASTER SERVICER AND SERVICERS

                                           As set forth in ARTICLE V of the Standard Terms.

                                                              ARTICLE VI

                                                           THE CERTIFICATES

                                           As set forth in ARTICLE VI of the Standard Terms.

                                                              ARTICLE VII

                                                 THE DEPOSITOR, THE SELLER, THE MASTER
                          SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                                          As set forth in ARTICLE VII of the Standard Terms.

                                                             ARTICLE VIII

                                                                DEFAULT

                                          As set forth in ARTICLE VIII of the Standard Terms.

                                                              ARTICLE IX

                                                        CONCERNING THE TRUSTEE

                                           As set forth in ARTICLE IX of the Standard Terms.

                                                               ARTICLE X

                                                  CONCERNING THE TRUST ADMINISTRATOR

                                           As set forth in ARTICLE X of the Standard Terms.

                                                              ARTICLE XI

                                                              TERMINATION

                  SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage Loans.

                  The obligations and responsibilities of the Master Servicer,  the Special Servicer, the Modification Oversight Agent,
the Servicers,  the Seller,  the  Depositor,  the Trustee and the Trust  Administrator  created hereby with respect to the related Loan
Group(s) created hereby shall terminate upon the earlier of:

                                                              -63-

                  (a)      (i)      with respect to any Related  Pass-Through Loan Groups,  the purchase by the Terminating  Entity, at its  election,  of all Mortgage  Loans in such Related  Pass-Through  Loan Groups and all property  acquired in respect of any remaining  Mortgage Loan in such Related  Pass-Through Loan Groups,  which purchase right the Terminating  Entity may exercise at its sole and  exclusive  election as of any  Distribution  Date (such  applicable  Distribution  Date with  respect to such
         Mortgage  Loans being  herein  referred to as the  "Optional  Termination  Date") on or after the date on which the  aggregate
         Principal  Balance of the Mortgage Loans in such Related  Pass-Through  Loan Groups,  at the time of the purchase is less than or equal to 10% of the Aggregate Related  Pass-Through  Collateral Balance for such Related Pass-Through Loan Groups as of the
         Cut-off Date; or

                           (ii)     with respect to the Floater Loan Group,  the purchase by the Terminating  Entity,  at its election, of all Mortgage Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage Loan in such
         Floater Loan Group,  which purchase  right the  Terminating  Entity may exercise at its sole and exclusive  election as of any
         Distribution  Date (such  applicable  Distribution  Date with respect to such Mortgage  Loans being herein  referred to as the
         "Optional  Termination  Date") on or after the date on which the  aggregate  Principal  Balance of the Mortgage  Loans in such
         Floater Loan Group,  at the time of the  purchase is less than or equal to 10% of the  Aggregate  Loan Group  Balance for such
         Floater Loan Group as of the Cut-off Date.

                  (b)      the later of (i) twelve  months after the maturity of the last  Mortgage  Loan  remaining in the Trust Fund,
(ii) the  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all  REO Property  and (iii) the  distribution to  Certificateholders  of all amounts required to be distributed to them pursuant to this Agreement; or

                  (c)      (i) with respect to any Related  Pass-Through Loan Groups, the purchase by the Terminating Auction Purchaser of all  Mortgage  Loans in such  Related  Pass-Through  Loan  Groups and all  property  acquired  in respect of any  remaining
         Mortgage Loan in such Related  Pass-Through  Loan Groups (with respect to such Related  Pass-Through  Loan Groups,  the "Trust
         Collateral") as described below; or

                           (ii)     with respect to the Floater Loan Group,  the purchase by the Terminating  Auction  Purchaser of all
         Mortgage  Loans in such  Floater  Loan Group and all  property  acquired  in respect of any  remaining  Mortgage  Loan in such
         Floater Loan Group (with respect to such Floater Loan Group, the "Trust Collateral") as described below.

                  In no event shall the trust created  hereby  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  of Mr.  Joseph P. Kennedy,  former  Ambassador of the United States to Great  Britain, living on the date of execution of this  Agreement or (ii) the  Distribution  Date  following  the third  anniversary  of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

                  The "Mortgage Loan Purchase Price" for any such Optional  Termination shall be equal to the greater of (a) the sum of
(i) 100%  of the  Stated  Principal  Balance  of  each  Mortgage  Loan in the  applicable  Loan  Group(s) (other  than  in  respect  of
REO Property)  plus accrued and unpaid  interest  thereon from the date to which such  interest was paid or advanced at the  applicable
Mortgage  Rate, to but not including  the Due Date in the month of the final  Distribution  Date (or the Net Mortgage Rate with respect to any related  Mortgage Loan currently  serviced by the entity  exercising  such Optional  Termination)  and (ii) with  respect to any
REO Property,  the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent  appraisers  selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each related
Mortgage Loan related to any REO Property,  in each case and (iii) any remaining unreimbursed  Advances,  Servicing Advances and unpaid
Servicing Fees (other than any remaining  unreimbursed  Advances and Servicing  Advances and unpaid  Servicing Fees, if any, due to the
Terminating  Entity) and other amounts payable to the Trustee and Trust  Administrator  (the sum of (i), (ii) and (iii),  collectively, the "Par  Value") and (b) the  Fair Market  Value of all of the  property  of the Trust  related to the Loan  Group(s)  subject to such
Optional Termination.

                                                              -64-

                  The "Fair  Market  Value"  shall be the fair market  value of all of the  property  of the Trust  related to the Loan
Group(s) subject to an Optional  Termination,  as agreed upon between the Terminating Entity and a majority of the holders of the Class
AR-L Certificates;  provided,  however,  that if the Terminating Entity and a majority of the holders of the Class AR-L Certificates do not agree upon the fair market value of such property of the Trust,  the Terminating  Entity,  or an agent appointed by the Terminating
Entity,  shall solicit bids for such property of the Trust until it has received  three bids,  and the Fair Market Value shall be equal to the highest of such three  bids.  The Trust  Administrator  shall give  notice to the Rating  Agencies  of any  election to purchase
Mortgage Loans pursuant to this Section 11.01 and of the applicable Optional Termination Date.

                  (d)      On any  Distribution  Date on or after the date on which the  aggregate  Principal  Balance of the  Mortgage
Loans in any Related  Pass-Through  Loan  Groups is less than 5% of the  Aggregate  Related  Pass-Through  Collateral  Balance for such
Related  Pass-Through Loan Groups as of the Cut-off Date  (a "Terminating  Auction Date"), the Trust  Administrator  shall solicit bids for the related Trust Collateral from at least three  institutions  that are regular  purchasers and/or sellers in the secondary market of residential  whole mortgage loans similar to the Mortgage  Loans.  If the Trust  Administrator  receives at least three bids for the related  Trust  Collateral,  and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the related Trust  Collateral to the highest bidder (a "Terminating  Auction  Purchaser") at the price offered by the  Terminating  Auction
Purchaser (a "Mortgage  Loan  Terminating  Auction  Price").  If the Trust  Administrator  receives  less than three bids,  or does not receive any bid that is equal to or greater than the Par Value,  the Trust  Administrator  shall, on each six-month  anniversary of the initial  Terminating  Auction Date, repeat these auction  procedures until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value, and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser
at that Mortgage Loan  Terminating  Auction Price;  provided,  however,  that the Trust  Administrator  shall not be required to repeat these auction  procedures on any Distribution  Date for any six-month  anniversary of the initial  Terminating  Auction Date unless the
Trust  Administrator  reasonably  believes  that there is a reasonable  likelihood  of receiving a bid in excess of the Par Value.  The
Trust  Administrator  shall give notice to the Rating Agencies and each Servicer that is servicing any of the related Mortgage Loans of the sale of the related Trust Collateral  pursuant to this Section 11.01 (a "Terminating  Auction Sale") and of the Terminating Auction
Date.  Notwithstanding  anything to the contrary herein,  the Terminating  Auction Purchaser shall not be the Depositor,  the Seller or any of their respective Affiliates.

                  (e)      On any  Distribution  Date on or after the date on which the  aggregate  Principal  Balance of the  Mortgage
Loans in the Floater  Loan Group is less than 5% of the  Aggregate  Loan Group  Balance for such  Floater  Loan Group as of the Cut-off
Date (a "Terminating  Auction Date"), the Trust  Administrator  shall solicit bids for the related Trust Collateral from at least three institutions  that are regular  purchasers  and/or sellers in the secondary  market of residential  whole mortgage loans similar to the
Mortgage Loans;  provided,  however,  that the Trust  Administrator may not solicit any such bids at any time while there are NIM Notes related to such  Floater  Loan Group  outstanding.  If the Trust  Administrator  receives  at least  three bids for the  related  Trust
Collateral,  and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the  related  Trust
Collateral to the highest bidder (a  "Terminating  Auction  Purchaser") at the price offered by the  Terminating  Auction  Purchaser (a
"Mortgage Loan  Terminating  Auction  Price").  If the Trust  Administrator  receives less than three bids, or does not receive any bid that is equal to or  greater  than the Par  Value,  the  Trust  Administrator  shall,  on each  six-month  anniversary  of the  initial
Terminating  Auction Date,  repeat these auction  procedures until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value, and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser at that
Mortgage Loan Auction Price;  provided,  however, that the Trust Administrator shall not be required to repeat these auction procedures on any  Distribution  Date for any  six-month  anniversary  of the initial  Terminating  Auction  Date  unless the Trust  Administrator reasonably  believes  that there is a  reasonable  likelihood  of receiving a bid in excess of the Par Value.  The Trust  Administrator shall give notice to the Rating  Agencies and each  Servicer  that is servicing  any of the related  Mortgage  Loans of the sale of the related  Trust  Collateral  pursuant  to this  Section 11.01  (a  "Terminating  Auction  Sale") and of the  Terminating  Auction  Date.
Notwithstanding  anything to the contrary herein,  the Terminating  Auction Purchaser shall not be the Depositor,  the Seller or any of their respective Affiliates.

                                                              -65-

                  SECTION 11.02.    Determination of the Terminating Entity.

                  (a)      If any Servicer  intends to be the  Terminating  Entity,  such party must give  written  notice to the Trust
Administrator  no later than twenty (20) days prior to the first day of the  Optional  Termination  Notice  Period.  Such notice  shall also indicate the Loan Group(s) of the Mortgage Loans to be  repurchased.  Upon receiving such notice,  the Trust  Administrator  shall immediately  request  from  DLJMC and DLJMC  shall  deliver no later than  seventeen  (17) days prior to the first day of the  Optional
Termination  Notice Period a letter  indicating  whether or not DLJMC  retains the servicing  rights to any Mortgage Loan in any of the related Loan Groups.

                  (b)      With respect to the purchase of Mortgage  Loans in any Loan Group(s) as described in  Section 11.01(a),  the
      Trust Administrator shall determine the "Terminating Entity" as follows:

                           (i)      DLJMC,  if it is the owner of the servicing  rights with respect to any such Mortgage  Loans on the related Optional Termination Date;

                           (ii)     SPS, if (a) DLJMC is not the owner of the servicing  rights with respect to any such Mortgage Loans on the related  Optional  Termination Date and (b) SPS is a Servicer with respect to any such Mortgage Loans on the related
            Optional Termination Date and SPS has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                           (iii)    the Majority  Servicer on the related Optional  Termination  Date, if (a) DLJMC is not the owner of the servicing rights with respect to any such Mortgage Loans on the related  Optional  Termination Date and (b) SPS has not given notice to the Trust Administrator pursuant to Section 11.02(a) above.

                  (c)      No later than fifteen (15) days prior to the first day of any Optional  Termination Notice Period, the Trust
Administrator  shall provide  notice to each  Servicer that is a servicer of any of the Mortgage  Loans in the related Loan Group(s) of the identity of the Terminating Entity for such Loan Group(s).

                  SECTION 11.03.    Procedure Upon Optional Termination or Terminating Auction Sale.

                                                              -66-

                  (a)      In case of any Optional Termination,  the Terminating Entity shall, no later than ten (10) days prior to the first day of the related Optional  Termination Notice Period,  notify the Trustee and Trust Administrator of such Optional  Termination
Date and of the  applicable  purchase  price of the Mortgage  Loans to be  purchased.  Upon purchase by the  Terminating  Entity of any
Mortgage Loans pursuant to  Section 11.01,  the Trust  Administrator  shall notify each Servicer that is servicing any of such Mortgage
Loans  (and with  respect  to the  purchase  of the  Mortgage  Loans in any Loan Group to which a Swap or a Cap  relates,  the  related
Counterparty) of such purchase.

                  (b)      Any purchase of the Mortgage Loans by the Terminating  Entity shall be made on an Optional  Termination Date by deposit of the  applicable  purchase  price into the  Certificate  Account  before the  Distribution  Date on which such purchase is effected.  Upon receipt by the Trust  Administrator of an Officer's  Certificate of the Terminating Entity certifying as to the deposit of such  purchase  price into the  Certificate  Account,  the Trustee,  the Trust  Administrator  and each co-trust  administrator  and separate  trust  administrator,  if any,  then  acting as such under this  Agreement,  shall,  upon  request  and at the expense of the
Terminating  Entity  execute and deliver all such  instruments of transfer or assignment,  in each case without  recourse,  as shall be reasonably  requested by the Terminating  Entity to vest title in the  Terminating  Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating  Entity the purchased  Mortgage Loans.  Any  distributions on the Mortgage Loans which have been subject to an Optional  Termination  received by the Trust  Administrator  subsequent to (or with respect to any period  subsequent to)
the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

                  (c)      Any  purchase of the Trust  Collateral  by the related  Terminating  Auction  Purchaser  shall be made on an
Terminating  Auction  Date by receipt of the Trust  Administrator  of the related  Mortgage  Loan  Terminating  Auction  Price from the
Terminating  Auction Purchaser,  and deposit of such Mortgage Loan Terminating  Auction Price into the Certificate Account by the Trust
Administrator  before the  Distribution  Date on which  such  purchase  is  effected.  Upon  deposit  of such  purchase  price into the
Certificate  Account,  the Trustee and the Trust  Administrator and each co-trust  administrator and separate trust  administrator,  if any, then acting as such under this Agreement,  shall,  upon request and at the expense of the Terminating  Auction  Purchaser  execute and deliver all such  instruments of transfer or assignment,  in each case without  recourse,  as shall be reasonably  requested by the
Terminating  Auction  Purchaser to vest title in the  Terminating  Auction  Purchaser in the Trust  Collateral  so purchased  and shall transfer or deliver to the Terminating Auction Purchaser the purchased Trust Collateral.

                  (d)      Notice of the Distribution  Date on which the Trust  Administrator  anticipates that the final  distribution shall be made on a Class of Certificates  (whether upon Optional  Termination,  Terminating Auction Sale or otherwise),  shall be given promptly  by the Trust  Administrator  by first class mail to Holders of the  affected  Certificates.  Such  notice  shall be mailed no earlier than the 15th day and not later than the 10th day preceding the  applicable  Optional  Termination  Date,  Terminating  Auction
Date or date of final  distribution,  as the case may be.  Such  notice  shall  specify  (i) the  Distribution  Date upon  which  final distribution on the affected  Certificates  shall be made upon  presentation and surrender of such Certificates at the office or agency therein  designated,  (ii) the  amount of such  final  distribution  and  (iii) that  the  Record  Date  otherwise  applicable  to such
Distribution  Date is not applicable,  such  distribution  being made only upon  presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

                  (e)      In the event that any  Certificateholders  shall not  surrender  Certificates  for  cancellation  within six months after the date specified in the above mentioned written notice,  the Trust  Administrator  shall give a second written notice to the remaining such  Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect thereto.  If within six months after the second notice all the Certificates  shall not have been surrendered for  cancellation, the Trust  Administrator  may take  appropriate  steps,  or may appoint an agent to take  appropriate  steps,  to contact the remaining
Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

                                                              -67-

                  (f)      Notwithstanding  anything to the contrary herein,  the occurrence of an Optional  Termination or Terminating
Auction Sale shall be subject to, and shall in no way  adversely  affect,  the rights of the owner of the servicing  rights  related to the Mortgage Loans purchased in such Optional Termination or Terminating Auction Sale.

                  SECTION 11.04.    Additional Termination Requirements.

                  (a)      In the event the  Terminating  Entity  exercises  its  purchase  option  pursuant to  Section 11.01(A)  or a
Terminating  Auction Sale shall have  occurred  pursuant to  Section 11.01(c),  the related  subsidiary  REMIC shall be  terminated  in accordance  with the following  additional  requirements,  unless the Trustee and the Trust  Administrator  have received an Opinion of
Counsel to the effect that the failure to comply with the requirements of this  Section 11.04 will  not (i) result in the imposition of taxes on a "prohibited  transaction" of any REMIC created hereunder,  as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i)      within 90 days prior to the final  Distribution  Date set forth in the notice given by  Terminating
         Entity under  Section 11.03,  the Holder of the related Residual  Certificates shall adopt a plan of complete  liquidation for the related REMIC; and

                           (ii)     at or after the time of adoption of any such plan of complete  liquidation for such REMIC and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of such REMIC to the Depositor for cash.

                  (b)      Upon the  exercise  of an  Optional  Termination  by the  Terminating  Entity  or upon the  occurrence  of a
Terminating  Auction  Sale in  respect  of the final  remaining  subsidiary  REMIC  (the  "Remaining  Subsidiary  REMIC")  pursuant  to
Section 11.01,  each remaining REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the Trust  Administrator  have  received an Opinion of Counsel to the effect that the  failure to comply with the  requirements  of this  Section 11.04 will  not  (i) result  in the  imposition  of taxes on a  "prohibited  transaction"  of a REMIC,  as  described  in
Section 860F  of the Code, or (ii) cause  any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates are outstanding:

                           (i)      concurrently  with the adoption of the plan of complete  liquidation  of the  Remaining  Subsidiary
         REMIC, as set forth in paragraph (a) of this Section 11.04,  the Holder of the related Residual  Certificates,  as applicable, shall adopt a plan of complete liquidation of each remaining REMIC; and

                           (ii)     at or after the time of adoption of any such plan of complete  liquidation  for each such remaining
         REMIC, at or prior to the final Distribution Date of the Remaining  Subsidiary REMIC to be terminated,  the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

                  (c)      By its  acceptance  of a Residual  Certificate,  the Holder  thereof  hereby  agrees to adopt such a plan of complete  liquidation  and to take such other action in connection  therewith as may be reasonably  required to liquidate and otherwise terminate the related REMIC created pursuant to this Agreement.

                                                              -68-

                                                              ARTICLE XII

                                                       MISCELLANEOUS PROVISIONS

                                          As set forth in ARTICLE XII of the Standard Terms.

                                                             ARTICLE XIII

                                                        EXCHANGE ACT REPORTING

                                          As set forth in ARTICLE XIII of the Standard Terms.

                                                              -68-

                  IN WITNESS  WHEREOF,  the Depositor,  the Seller,  the Trust  Administrator,  the Master Servicer,  the Trustee,  the
Special  Servicer,  the Modification  Oversight Agent and the Servicers have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                     as Depositor

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     DLJ MORTGAGE CAPITAL, INC.,
                                                     as Seller

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator and as Master Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     SELECT PORTFOLIO SERVICING, INC.,
                                                     as a Servicer, Special Servicer and Modification Oversight Agent

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK )
         : ss.:
COUNTY OF NEW YORK         )

On this __ day of February,  2007, before me, personally  appeared  _____________,  known to me to be a Vice President of Credit Suisse
First Boston Mortgage  Securities  Corp., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK )
         : ss.:
COUNTY OF NEW YORK         )

On the __ day of February,  2007,  before me,  personally  appeared  ____________,  known to me to be a Vice  President of DLJ Mortgage
Capital,  Inc., one of the  corporations  that executed the within  instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public
[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of SPS, the Utah  corporation  that  executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such  limited  partnership  executed  the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

 STATE OF                           )
         : ss.:
COUNTY OF                           )

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                   )
         : ss.:
COUNTY OF                           )

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                   )
         : ss.:
COUNTY OF                           )

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                   )
         : ss.:
COUNTY OF                           )

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK )
         : ss.:
COUNTY OF NEW YORK         )

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of U.S.  Bank  National  Association,  the national  banking  association  that  executed the within instrument and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the _____ day of February,  2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Washington Mutual Mortgage  Securities Corp., the company that executed the within instrument and also known to me to be the person who executed it on behalf of said  company,  and  acknowledged  to me that such company  executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

                                                               Exhibit A

                                           Standard Terms of Pooling and Servicing Agreement

                                                            (see attached)

                                                              A-1

                                                              Schedule I

                                                        Mortgage Loan Schedule

                                                            (see attached)

                                                              I-1

                                                              Appendix A

                                      Calculation of REMIC I Class Y Principal Reduction Amounts

                                                              Appendix 1

                  REMIC I Y Principal  Reduction Amounts:  For any Distribution Date the amounts by which the Uncertificated  Principal
Balances of the REMIC I Regular  Interests  Y-1,  Y-2,  Y-3 and Y-4,  respectively,  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First,  for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4,  determine  its Weighted  Average  Adjusted Net Mortgage
Rate for  distributions  of interest  that will be made on the next  succeeding  Distribution  Date (the "Group  Interest  Rate").  The
Principal  Reduction Amount for each of the REMIC I Y Certificates  will be determined  pursuant to the "Generic solution for the REMIC
I Y Principal Reduction Amounts" set forth below (the "Generic Solution") by making  identifications  among the actual Groups and their related REMIC I Y and Z Regular  Interests  and the Weighted  Average  Adjusted Net Mortgage  Rates and the Groups named in the Generic
Solution and their related REMIC I Y and Z Regular Interests as follows:

A.  Determine  which Group has the lowest Group  Interest  Rate.  That Group will be  identified  with Group AA and the REMIC I Y and Z
Regular  Interests  related to that Group will be  respectively  identified with the REMIC I YAA and ZAA Regular  Interests.  The Group
Interest  Rate for that Group will be identified  with J%. If two or more Groups have the lowest Group  Interest Rate pick one for this purpose,  subject  to the  restriction  that each  Group  may be picked  only once in the  course of any such  selections  pursuant  to paragraphs A through D of this definition.

B.  Determine  which Group has the second lowest Group  Interest  Rate.  That Group will be identified  with Group BB and the REMIC I Y and Z Regular  Interests  related to that Group will be  respectively  identified with the REMIC I YBB and ZBB Regular  Interests.  The
Group  Interest Rate for that Group will be identified  with K%. If two or more Groups have the second lowest Group  Interest Rate pick one for this  purpose,  subject  to the  restriction  that  each  Group may be picked  only once in the  course of any such  selections pursuant to paragraphs A through D of this definition.

C.  Determine  which Group has the third lowest Group  Interest  Rate.  That Group will be  identified  with Group CC and the REMIC I Y and Z Regular  Interests  related to that Group will be  respectively  identified with the REMIC I YCC and ZCC Regular  Interests.  The
Group  Interest  Rate for that Group will be identified  with L%. If two or more Groups have the third lowest Group  Interest Rate pick one for this  purpose,  subject  to the  restriction  that  each  Group may be picked  only once in the  course of any such  selections pursuant to paragraphs A through D of this definition.

D.  Determine  which Group has the fourth lowest Group  Interest  Rate.  That Group will be identified  with Group DD and the REMIC I Y and REMIC I Z Regular  Interests  related to that Group will be  respectively  identified  with the REMIC I YDD and REMIC I ZDD Regular
Interests.  The Group  Interest  Rate for that Group will be  identified  with M%. If two or more Groups have the fourth  lowest  Group
Interest Rate pick one for this purpose,  subject to the restriction  that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

Second,  apply the Generic Solution set forth below to determine the REMIC I Y Principal  Reduction  Amounts for the Distribution  Date
using the identifications made above.

                                                              APPENDIX A-1

                  Generic Solution for the REMIC I Y Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the
Uncertificated  Principal  Balances  of the  REMIC I  YAA,  YBB,  YCC and YDD Regular  Interests  respectively  will be reduced on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =     the  Weighted  Average  Adjusted  Net  Mortgage  Rate for  Group AA for  interest  to be  distributed  on the next  succeeding
Distribution Date.

K% =     the  Weighted  Average  Adjusted  Net  Mortgage  Rate for  Group BB for  interest  to be  distributed  on the next  succeeding
Distribution Date.

L% =     the  Weighted  Average  Adjusted  Net  Mortgage  Rate for  Group CC for  interest  to be  distributed  on the next  succeeding
Distribution Date.

M% =     the  Weighted  Average  Adjusted  Net  Mortgage  Rate for  Group DD for  interest  to be  distributed  on the next  succeeding
Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%.

PJB =    the  Group AA  Subordinated  Portion  after  the  allocation  of  Realized  Losses  and  distributions  of  principal  on such
         Distribution Date.

PKB =    the  Group BB  Subordinated  Portion  after  the  allocation  of  Realized  Losses  and  distributions  of  principal  on such
         Distribution Date.

PLB =    the  Group CC  Subordinates  Portion  after  the  allocation  of  Realized  Losses  and  distributions  of  principal  on such
         Distribution Date.

PMB =    the  Group DD  Subordinated  Portion  after  the  allocation  of  Realized  Losses  and  distributions  of  principal  on such
         Distribution Date.

R =      the Class CB Pass-Through Rate
    =    (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB)/(PJB + PKB + PLB + PMB + PNB)

R11 =    the weighted  average of the Weighted  Average Adjusted Net Mortgage Rates for Group AA, Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
              =   {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                           (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R12 =    the Group EE Pass-Through Rate
      =  N%

R21 =    the weighted  average of the  Weighted  Average  Adjusted Net Mortgage  Rates for Group AA, Group BB and Group CC after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =   {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)  }/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

                                                              APPENDIX A-2

R22 =    the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group DD and Group EE
     =   { M% (Pm - ΔPm) + N% (Pn - ΔPn) }/( Pm - ΔPm + Pn - ΔPn )

R31 =    the weighted  average of the Weighted  Average  Adjusted Net Mortgage  Rates for Group AA and Group BB after giving  effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =   {(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 =    the weighted  average of the  Weighted  Average  Adjusted Net Mortgage  Rates for Group CC, Group DD and Group EE after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =   { L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R41 =    the Weighted  Average  Adjusted Net Mortgage  Rate for Group AA after giving effect to the  allocation of Realized  Losses and distributions of principal to be made on such Distribution Date
    =    J%

R42 =    the weighted  average of the Weighted  Average Adjusted Net Mortgage Rates for Group BB, Group CC, Group DD and Group EE after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
              =   {K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/
                           ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

r11 =    the weighted average of the REMIC I YAA, YBB, YCC and YDD Pass-Through Rates
     =   (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 =    the REMIC I YEE Pass-Through Rate
     =   N%

r21 =    the weighted average of the REMIC I YAA, YBB and YCC Pass-Through Rates
     =   (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =    the weighted average of the REMIC I YDD and YEE Pass-Through Rates
     =   ( M% Ym + N% Yn )/( Ym + Yn )

r31 =    the weighted average of the REMIC I YAA and YBB Pass-Through Rates
     =   (J% Yj + K% Yk )/(Yj + Yk )

r32 =    the weighted average of the REMIC I YCC, YDD and YEE Pass-Through Rates
     =   ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 =    the REMIC I YAA Pass-Through Rate
     =   J%

r42 =    the weighted average of the REMIC I YBB, YCC, YDD and YEE Pass-Through Rates
     =   (K%  Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

                                                              APPENDIX A-3

Yj =     the Uncertificated Principal Balance of the REMIC I YAA Regular Interest after distributions on the prior Distribution Date.

Yk =     the Uncertificated Principal Balance of the REMIC I YBB Regular Interest after distributions on the prior Distribution Date.

Yl =     the Uncertificated Principal Balance of the REMIC I YCC Regular Interest after distributions on the prior Distribution Date.

Ym =     the Uncertificated Principal Balance of the REMIC I YDD Regular Interest after distributions on the prior Distribution Date.

ΔYj =       the REMIC I YAA Principal Reduction Amount.

ΔYk =       the REMIC I YBB Principal Reduction Amount.

ΔYl =       the REMIC I YCC Principal Reduction Amount.

ΔYm =       the REMIC I YDD Principal Reduction Amount.

Zj =     the Uncertificated Principal Balance of the ZAA Regular Interest after distributions on the prior Distribution Date.

Zk =     the Uncertificated Principal Balance of the ZBB Regular Interest after distributions on the prior Distribution Date.

Zl =     the Uncertificated Principal Balance of the ZCC Regular Interest after distributions on the prior Distribution Date.

Zm =     the Uncertificated Principal Balance of the ZDD Regular Interest after distributions on the prior Distribution Date.

ΔZj =       the REMIC I ZAA Principal Reduction Amount.

ΔZk =       the REMIC I ZBB Principal Reduction Amount.

ΔZl =       the REMIC I ZCC Principal Reduction Amount.

ΔZm =       the REMIC I ZDD Principal Reduction Amount.

Pj =     the aggregate  Uncertificated  Principal Balance of the REMIC I YAA and ZAA Regular Interests after distributions on the prior
         Distribution Date.
    =    Yj + Zj

Pk =     the aggregate  Uncertificated  Principal Balance of the REMIC I YBB and ZBB Regular Interests after distributions on the prior
         Distribution Date.
    =    Yk + Zk

Pl =     the aggregate  Uncertificated  Principal Balance of the REMIC I YCC and ZCC Regular Interests after distributions on the prior
         Distribution Date.

                                                              APPENDIX A-4

    =    Yl + Zl =

Pm =     the aggregate  Uncertificated  Principal Balance of the REMIC I YAA and ZAA Regular Interests after distributions on the prior
         Distribution Date.
    =    Ym + Zm

Pn =     the aggregate  Uncertificated  Principal Balance of the REMIC I YAA and ZAA Regular Interests after distributions on the prior
         Distribution Date.
    =    Yn + Zn

ΔPj =       the aggregate amount of principal  reduction  occurring with respect to Mortgage Loans in Loan Group AA from Realized
         Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts allocated to the Class A-R
         Certificate  in respect of  Component I thereof or to any class of  principal  only  certificates  created by ratio  stripping
         Mortgage Loans in Loan Group AA

      =  the aggregate of the REMIC I YAA and REMIC I ZAA Principal Reduction Amounts.
      =  ΔYj + ΔZj

ΔPk =       the aggregate amount of principal  reduction  occurring with respect to Mortgage Loans in Loan Group BB from Realized
         Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts allocated to the Class A-R
         Certificate  in respect of  Component I thereof or to any class of  principal  only  certificates  created by ratio  stripping
         Mortgage Loans in Loan Group BB

      =  the aggregate of the REMIC I YBB and REMIC I ZBB Principal Reduction Amounts.
      =  ΔYk + ΔZk

ΔPl=        the aggregate amount of principal  reduction  occurring with respect to Mortgage Loans in Loan Group CC from Realized
         Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts allocated to the Class A-R
         Certificate  in respect of  Component I thereof or to any class of  principal  only  certificates  created by ratio  stripping
         Mortgage Loans in Loan Group CC
     =   the aggregate of the REMIC I YCC and REMIC I ZCC Principal Reduction Amounts.
      =  ΔYl + ΔZl

ΔPm =       the aggregate amount of principal  reduction  occurring with respect to Mortgage Loans in Loan Group DD from Realized
         Losses or payments of principal to be allocated on such  Distribution  Date net of any such amounts allocated to the Class A-R
         Certificate  in respect of  Component I thereof or to any class of  principal  only  certificates  created by ratio  stripping
         Mortgage Loans in Loan Group DD
      =  the aggregate of the REMIC IB YDD and REMIC I ZDD Principal Reduction Amounts.
      =  ΔYm + ΔZm

α =         .0005

γ1 =        (R - R11)/(R12 - R). If R=>M%,  γ1 is a non-negative  number unless its  denominator is zero, in which event it is undefined.

                                                              APPENDIX A-5

γ2 =        (R - R21)/(R22 - R). If R=>L%,  γ2 is a non-negative  number unless its  denominator is zero, in which event it is undefined.

γ3 =        (R - R31)/(R32 - R). If R=>K%,  γ3 is a non-negative  number unless its  denominator is zero, in which event it is undefined.

γ4 =        (R - R41)/(R42 - R). If R<K%,  γ4 is a  non-negative  number unless its  denominator is zero, in which event it is undefined.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn = (Yn/Pn)ΔPn.

If γ4 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn = Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

δ1Yj =      0,                                                                    if R11< r11;

         (R11- r11)( Yj + Yk + Yl + Ym)Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk },                               if R11=> r11 and L%>R11=>K%; and

         (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                                    if R11=> r11 and K%>R11=>J%.

δ1Yk =      0,                                                                    if R11< r11 and R11=>K%;
         (R11- r11)( Yj + Yk + Yl + Ym)Yk/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },      if R11=> r11 and L%>R11=>K%; and

                                                              APPENDIX A-6

         0,                                                                     if R11=> r11 and R11<K%.

δ1Yl =      0,                                                                    if R11< r11 and R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

         0,                                                                     if R11=> r11 and R11<L%.

δ1Ym =      0,                                                                    if R11< r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                             if R11< r11 and L%<=R11<M%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         0,                                                                     if R11=> r11 and R11<M%.

δ1Yj, δ1Yk, δ1Yl and δ1Ym are numbers respectively between Yj, Yk, Yl and Ym and 0 such that
                  {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.- δ1Yl) + M%( Ym.- δ1Ym) }/
                  (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym)
                  = R11.

Y11 =    Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym

P11 =    Pj + Pk + Pl + Pm.

Z11 =    Zj + Zk + Zl + Zm.

                                                              APPENDIX A-7

ΔY11 =   ΔYj - δ1Yj + ΔYk.- δ1Yk + ΔYl.- δ1Yl + ΔYm.- δ1Ym .

ΔP11 =   ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 =   ΔZj + ΔZk + ΔZl + ΔZm.

1.   If Yn - α(Pn - ΔPn)  => 0, Y11-  α(P11 - ΔP11)  => 0, and  γ1(P11  - ΔP11) < (Pn - ΔPn),
     then ΔYn = Yn - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 - ΔP11).

2.   If  Yn - α(Pn - ΔPn) => 0,  Y11 - α(P11 - ΔP11)  => 0, and γ1(P11 - ΔP11) => (Pn - ΔPn),
     then ΔYn = Yn - α(Pn - ΔPn) and ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

3.   If   Yn - α(Pn - ΔPn)   <  0,   Y11 - α(P11 - ΔP11)   =>   0,   and   Y11 - α(P11 - ΔP11)   =>
     Y11 - (Yn/γ1), then ΔYn = Yn - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 - ΔP11).

4.   If Yn - α(Pn - ΔPn) < 0,  Y11 - (Yn/γ1) => 0, and  Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1),  then
     ΔYn = 0 and ΔY11 = Y11 - (Yn/γ1).

5.   If  Y11 - α(P11 - ΔP11) < 0,  Y11 - (Yn/γ1) < 0,  and  Yn - α(Pn - ΔPn) <= Yn - (γ1Y11),  then
     ΔYn = Yn - (γ1Y11) and ΔY11 = 0.

6.   If    Y11 - α(P11 - ΔP11)    <   0,   Yn - α(Pn - ΔPn)   =>   0,   and   Yn - α(Pn - ΔPn)   =>
     Yn - (γ1Y11), then ΔYn = Yn - α(Pn - ΔPn) and ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ]Δ Y11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ]ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ]Δ Y11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized Losses and defining the
REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.   Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation  Realized Losses and the distributions  that will be made through the end of the  Distribution  Date to which such provisions  relate and assuring that the
     Principal  Reduction Amount for each of the REMIC I YAA, YBB, YCC, YDD, ZAA, ZBB, ZCC and ZDD Regular Interests is greater than or equal to zero for such Distribution Date;
2.   Making the REMIC I YAA  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the REMIC I YAA and REMIC I
     ZAA Uncertificated  Principal Balances,  the REMIC I YBB Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC I YBB and REMIC I ZBB Uncertificated  Principal Balances, the REMIC I YCC Uncertificated  Principal Balance less than or  equal  to  0.0005  of the  sum of the  REMIC  I YCC  and  REMIC  I ZCC  Uncertificated  Principal  Balances,  the  REMIC I YDD
     Uncertificated  Principal  Balance  less than or equal to  0.0005  of the sum of the  REMIC I YDD and  REMIC I ZDD  Uncertificated
     Principal  Balances in each case after giving effect to allocations of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and

                                                              APPENDIX A-8

3.   Making the larger of (a) the  fraction  whose  numerator is (Yn - ΔYn ) and whose  denominator  is the sum of (Yn - ΔYn) and (Zn -
     ΔZn) and (b) the fraction  whose  numerator is (Y11 - ΔY11) and whose  denominator  is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the  definition of REMIC I Y Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the amounts thereof should be adjusted to so as to accomplish  such goals within the requirement  that each REMIC
I Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the  Principal  Realized  Losses to be  allocated  on the related  Distribution  Date for the related  Pool  remaining  after the  allocation  of such  Realized  Losses to the related  class of ratio-strip  principal only certificates,  if any, and (b) the remainder of the Available  Distribution  Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution  Date (i) to the related class of ratio-strip  principal only  certificates,  if any,  (ii) to the related class of  ratio-strip  interest  only  certificates,  if any, and (iii) in respect of interest  on the  related  REMIC I Y and  REMIC I Z  Certificates,  or,  if both of such  goals  cannot  be  accomplished  within  such requirement,  such  adjustment  as is  necessary  shall be made to  accomplish  goal 1 within  such  requirement.  In the  event of any conflict among the provisions of the definition of the REMIC I Y Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the  requirement  set forth in the preceding  sentence.  If the formula allocation  of ΔY11 among ΔYj,  ΔYk,  ΔYl and ΔYm cannot be  achieved  because one or more of ΔYj,  ΔYk,  ΔYl and ΔYm, as so defined is greater  than the  related  one of ΔPj,  ΔPk,  ΔPl and ΔPm,  such an  allocation  shall be made as  close as  possible  to the  formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYm < ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

δ2Yj =      0,                                                                    if R21< r21;

         (R21- r21)( Yj + Yk + Yl )Yj/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and L%>R21=>K%; and

         (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                                 if R21=> r21 and K%>R21=>J%.

δ2Yk =      0,                                                                    if R21< r21 and R21=>K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  { (R21 - K%)Yk + (R21 - L%)Yl },                              if R21< r21 and R21<K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and L%>R21=>K%; and

         0,                                                                     if R21=> r21 and R21<K%.

δ2Yl =      (R21- r21)( Yj + Yk + Yl )/(R21 - L%),                                if R21< r21 and K%<=R21<L%;

         (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },          if R21< r21 and R21<K%;

         0,                                                                     if R21=> r21.

δ2Ym =      0,                                                                    if R22< r22;

          (R22- r22)( Ym + Yn )/(R22 - M%),                   if R22=> r22 and R22=>M%;

δ2Yn =      the greater of 0 and ΔPn - Zn,                                           if R22=N%;

         (R22- r22)( Ym + Yn)/(R22 - N%),                                       if R22< r22 and M%<=R22<N%;

         0,                                                                     if R22=> r22 and R22<N%.

                                                              APPENDIX A-9

δ2Yj, δ2Yk, δ2Yl, δ2Ym and δ2Yn are numbers respectively between Yj, Yk, Yl, Ym and Yn and 0 such that:
                  {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.- δ2Yl)}/
                           ( Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl)
                  = R21;
         and
                  { M%( Ym.- δ2Ym) + N%( Yn.- δ2Yn) }/
                           (Ym.- δ2Ym + Yn.- δ2Yn)
                  = R22.

Y21 =    Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl.

P21 =    Pj + Pk + Pl.

Z21 =    Zj + Zk + Zl.

ΔY21 =   ΔYj - δ2Yj + ΔYk.- δ2Yk + ΔYl.- δ2Yl.

ΔP21 =   ΔPj + ΔPk + ΔPl.

ΔZ21 =   ΔZj + ΔZk + ΔZl.

Y22 =    Ym.- δ2Ym + Yn.- δ2Yn.

P22 =    Pm + Pn.

Z22 =    Zm + Zn.

ΔY22 =   ΔYm.- δ2Ym + ΔYn.- δ2Yn

ΔP22 =   ΔPm + ΔPn.

ΔZ22 =   ΔZm + ΔZn.

                                                              APPENDIX A-10

1.   If Y22 -  α(P22  -  ΔP22)  => 0,  Y21-  α(P21  -  ΔP21)  => 0, and  γ2(P21  -  ΔP21)  < (P22 -
     ΔP22), then ΔY22 = Y22 - αγ2(P21 - ΔP21) and ΔY21 = Y21 - α(P21 - ΔP21).

2.   If   Y22 - α(P22 - ΔP22)   =>   0,   Y21 - α(P21 - ΔP21)   =>   0,   and   γ2(P21 - ΔP21)   =>
     (P22 - ΔP22), then ΔY22 = Y22 - α(P22 - ΔP22) and ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

3.   If   Y22 - α(P22 - ΔP22)  <  0,   Y21 - α(P21 - ΔP21)   =>  0,  and   Y21 - α(P21 - ΔP21)   =>
     Y21 - (Y22/γ2), then ΔY22 = Y22 - αγ2(P21 - ΔP21) and ΔY21 = Y21 - α(P21 - ΔP21).

4.   If Y22 - α(P22 - ΔP22) < 0,  Y21 - (Y22/γ2) => 0,  and  Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2),
     then ΔY22 = 0 and ΔY21 = Y21 - (Y22/γ2).

5.   If  Y21 - α(P21 - ΔP21) < 0,   Y21 - (Y22/γ2) < 0,  and  Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21),
     then ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.

6.   If   Y21 - α(P21 - ΔP21)  <  0,   Y22 - α(P22 - ΔP22)   =>  0,  and   Y22 - α(P22 - ΔP22)   =>
     Y22 - (γ2Y21),                   then                    ΔY22 = Y22 - α(P22 - ΔP22)                    and
     ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y22 ] ΔY22

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized Losses and defining the
REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.   Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to γ2 after taking  account of the allocation  Realized
     Losses and the  distributions  that will be made  through the end of the  Distribution  Date to which such  provisions  relate and assuring that the Principal  Reduction Amount for each of the REMIC I YAA, YBB, YCC, YDD, ZAA, ZBB, ZCC and ZDD Regular  Interests
     is greater than or equal to zero for such Distribution Date;
2.   Making the REMIC I YAA  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the REMIC I YAA and REMIC I
     ZAA Uncertificated  Principal Balances,  the REMIC I YBB Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC I YBB and REMIC I ZBB Uncertificated  Principal Balances, the REMIC I YCC Uncertificated  Principal Balance less than or  equal  to  0.0005  of the sum of the  REMIC I YCC  and  REMIC I ZCC  Uncertificated  Principal  Balances  and the  REMIC I YDD
     Uncertificated  Principal  Balance  less than or equal to  0.0005  of the sum of the  REMIC I YDD and  REMIC I ZDD  Uncertificated
     Principal  Balances,  in each case after giving effect to allocations of Realized Losses and  distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.   Making  the  larger  of (a) the  fraction  whose  numerator  is (Y22 -  ΔY22  ) and whose  denominator  is the sum of (Y22 -
     ΔY22) and (Z22 - ΔZ22) and (b) the fraction whose numerator is (Y21 - ΔY21) and whose  denominator is the sum of
     (Y21 - ΔY21) and (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

                                                              APPENDIX A-11

In the event of a failure of the foregoing  portion of the  definition  of REMIC I Principal  Reduction  Amount to  accomplish  both of goals 1 and 2 above,  the amounts  thereof should be adjusted to so as to accomplish  such goals within the  requirement  that each REMIC I Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the Principal  Realized  Losses to be
         allocated on the related  Distribution  Date for the related Pool remaining  after the  allocation of such Realized  Losses to the related class of ratio-strip  principal  only  certificates,  if any, and (b) the remainder of the Available  Distribution
         Amount for the related Pool or after reduction  thereof by the  distributions to be made on such  Distribution Date (i) to the related class of ratio-strip  principal  only  certificates,  if any, (ii) to the related class of  ratio-strip  interest only certificates,  if any, and (iii) in respect of interest on the related REMIC I Y and REMIC I Z Regular Interests,  or, if both of such goals cannot be  accomplished  within such  requirement,  such  adjustment as is necessary shall be made to accomplish goal 1 within  such  requirement.  In the  event of any  conflict  among the  provisions  of the  definition  of the REMIC I Y
         Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their priorities set forth above within the  requirement  set forth in the  preceding  sentence.  If the formula  allocations  of ΔY21  among  ΔYj,
         ΔYk and  ΔYl or ΔY22  among  ΔYm  and ΔYn  cannot be achieved  because one or more of ΔYj,
         ΔYk,  ΔYl,  ΔYm  and  ΔYn,  as so defined,  is greater than the related one of  ΔPj,  ΔPk,
         ΔPl,  ΔPm and ΔPn,  such an allocation shall be made as close as possible to the formula  allocation  within the  requirement  that  ΔYj  <  ΔPj,  ΔYk <  ΔPk,  ΔYl <  ΔPl,  ΔYm < ΔPm  and
         ΔYn < ΔPn.

III.  If K%<=R<=L%, make the following additional definitions:

δ3Yj =      0,                                                                    if R31< r31; and

         (R31- r31)( Yj + Yk )/(R31 - J%),                                      if R31=> r31 and K%>R31=>J%.

δ3Yk =      (R31- r31)( Yj + Yk )/(R31 - K%),                                     if R31< r31 and R31<K%; and

         0,                                                                     if R31=> r31 and R31<K%.

δ3Yl =      0,                                                                    if R32< r32;

          (R32- r32)( Yl + Ym + Yn)Yl/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and N%>R32=>M%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                         if R32=> r32 and M%>R32=>L%;

δ3Ym =      0,                                                                    if R32< r32 and R32=>M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and L%<=R32<M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and N%>R32=>M%;

         0,                                                                     if R32=> r32 and R32<M%.

δ3Yn =      0,                                                                    if R32< r32 and R32=>N%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                                  if R32< r32 and M%<=R32<N%;

         (R32- r32)( Yl + Ym + Yn )Yn/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and L%<=R32<M%;

                                                              APPENDIX A-12

         0,                                                                     if R32=> r32 and R32<N%.

δ3Yj, δ3Yk, δ3Yl, δ3Ym and δ3Yn are numbers respectively between Yj, Yk, Yl, Ym, and Yn and 0 such that:

                  {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) }/
                           ( Yj - δ3Yj + Yk.- δ3Yk)
                  = R31;
         and
                  { L%( Yl.- δ3Yl) + M%( Ym.- δ3Ym) + N%( Yn.- δ3Yn ) }/
                           (Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn )
                  = R32.

Y31 =    Yj - δ3Yj + Yk.- δ3Yk.

P31 =    Pj + Pk.

Z31 =    Zj + Zk.

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk.

ΔP31 =      ΔPj + ΔPk.

ΔZ31 =      ΔZj + ΔZk.

Y32 =    Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn .

P32 =    Pl + Pm + Pn .

Z32 =    Zl + Zm + Zn.

ΔY32 =      ΔYl.- δ3Yl + ΔYm.- δ3Ym + ΔYn.- δ3Yn .

ΔP32 =      ΔPl + ΔPm + ΔPn.

ΔZ32 =      ΔZl + ΔZm + ΔZn.

                                                              APPENDIX A-13

1.   If Y32 -  α(P32  -  ΔP32)  => 0,  Y31-  α(P31  -  ΔP31)  => 0, and  γ3(P31  -  ΔP31)  < (P32 -
     ΔP32), then ΔY32 = Y32 - αγ3(P31 - ΔP31) and ΔY31 = Y31 - α(P31 - ΔP31).

2.   If   Y32 - α(P32 - ΔP32)   =>   0,   Y31 - α(P31 - ΔP31)   =>   0,   and   γ3(P31 - ΔP31)   =>
     (P32 - ΔP32), then ΔY32 = Y32 - α(P32 - ΔP32) and ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

3.   If   Y32 - α(P32 - ΔP32)  <  0,   Y31 - α(P31 - ΔP31)   =>  0,  and   Y31 - α(P31 - ΔP31)   =>
     Y31 - (Y32/γ3), then ΔY32 = Y32 - αγ3(P31 - ΔP31) and ΔY31 = Y31 - α(P31 - ΔP31).

4.   If Y32 - α(P32 - ΔP32) < 0,  Y31 - (Y32/γ3) => 0,  and  Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3),
     then ΔY32 = 0 and ΔY31 = Y31 - (Y32/γ3).

5.   If  Y31 - α(P31 - ΔP31) < 0,   Y31 - (Y32/γ3) < 0,  and  Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31),
     then ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.

6.   If   Y31 - α(P31 - ΔP31)  <  0,   Y32 - α(P32 - ΔP32)   =>  0,  and   Y32 - α(P32 - ΔP32)   =>
     Y32 - (γ3Y31),                   then                    ΔY32 = Y32 - α(P32 - ΔP32)                    and
     ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y32 ] ΔY32

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y32 ] ΔY32

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized Losses and defining the
REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

     1.  Making the ratio of (Y32 -  ΔY32  ) to (Y31 - ΔY31  ) equal to γ3  after  taking  account of the  allocation
         Realized  Losses and the  distributions  that will be made through the end of the  Distribution  Date to which such provisions relate and assuring  that the  Principal  Reduction  Amount for each of the REMIC I YAA,  YBB, YCC, YDD, ZAA, ZBB, ZCC and ZDD
         Regular Interests is greater than or equal to zero for such Distribution Date;
     2.  Making the REMIC I YAA  Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC I YAA and REMIC
         I ZAA Uncertificated  Principal  Balances,  the REMIC I YBB  Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the  REMIC I YBB and REMIC I ZBB  Uncertificated  Principal  Balances,  the  REMIC I YCC  Uncertificated  Principal
         Balance less than or equal to 0.0005 of the sum of the REMIC I YCC and REMIC I ZCC  Uncertificated  Principal Balances and the
         REMIC I YDD  Uncertificated  Principal  Balance  less  than or equal to  0.0005  of the sum of the REMIC I YDD and REMIC I ZDD
         Uncertificated  Principal  Balances,  in each case after giving effect to allocations of Realized Losses and  distributions to be made through the end of the Distribution Date to which such provisions relate; and
     3.  Making the larger of (a) the  fraction  whose  numerator is (Y32 -  ΔY32  ) and whose  denominator  is the sum of (Y32 -
         ΔY32) and (Z32 - ΔZ32)  and (b) the fraction whose  numerator is (Y31 - ΔY31)  and whose  denominator is the sum of (Y31 - ΔY31) and (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

                                                              APPENDIX A-14

In the event of a failure of the foregoing  portion of the  definition  of REMIC I Principal  Reduction  Amount to  accomplish  both of goals 1 and 2 above,  the amounts thereof should be adjusted to so as to accomplish  such goals within the requirement  that each REMIC
I Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the  Principal  Realized  Losses to be  allocated  on the related  Distribution  Date for the related  Pool  remaining  after the  allocation  of such  Realized  Losses to the related  class of ratio-strip  principal only certificates,  if any, and (b) the remainder of the Available  Distribution  Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution  Date (i) to the related class of ratio-strip  principal only  certificates,  if any,  (ii) to the related class of  ratio-strip  interest  only  certificates,  if any, and (iii) in respect of interest  on the  related  REMIC I Y and REMIC I Z Regular  Interests,  or, if both of such goals  cannot be  accomplished  within such requirement,  such  adjustment  as is  necessary  shall be made to  accomplish  goal 1 within  such  requirement.  In the  event of any conflict among the provisions of the definition of the REMIC I Y Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the  requirement  set forth in the preceding  sentence.  If the formula allocations of ΔY31  among  ΔYj and ΔYk or ΔY32  among  ΔYl,  ΔYm and ΔYn  cannot be achieved because one or more of ΔYj,  ΔYk,  ΔYl,  ΔYm and ΔYn,  as so defined,  is greater than the related one of
ΔPj,  ΔPk,  ΔPl,  ΔPm  and  ΔPn,  such an  allocation  shall be made as close as  possible to the formula allocation within the requirement that ΔYj < ΔPj,  ΔYk < ΔPk,  ΔYl < ΔPl, ΔYm < ΔPm and
ΔYn < ΔPn.

IV.  If R<=K%, make the following additional definitions:

δ4Yk =      0,                                                                    if R42< r42;

          (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and M%>R42=>L%; and

         (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                                    if R42=> r42 and L%>R42=>K%.

δ4Yl =      0,                                                                    if R42< r42 and R42=>L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - L%)Yl + (R42 - M%)Ym +
                  (R42 - N%)Yn },                                               if R42< r42 and L%>R42=>K%;

          (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and M%>R42=>L%;

         0,                                                                     if R42=> r42 and R42<L%.

δ4Ym =      0,                                                                    if R42< r42 and R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K<=R42<L%;

                                                              APPENDIX A-15

          (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and N%>R42=>M%;

         0,                                                                     if R42=> r42 and R42<M%.

δ4Yn =      0,                                                                    if R42< r42 and R42=>N%;

         (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                                   if R42< r42 and M%<=R42<N%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K%<=R42<L%;

         0,                                                                     if R42=> r42 and R42<N%.

δ4Yk, δ4Yl, δ4Ym and δ4Yn are numbers respectively between Yk, Yl, Ym and Yn and 0 such that
                  { K%( Yk.- δ4Yk) + L%( Yl.- δ4Yl) + M%( Ym.- δ4Ym) + N%( Yn.- δ4Yn) }/
                           ( Yk.- δ4Yk + Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn )
                  = R42.

Y42 =    Yk.- δ4Yk + Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn .

P42 =    Pk + Pl + Pm + Pn.

Z42 =    Zk + Zl + Zm + Zn.

ΔY42 =      ΔYk.- δ4Yk + ΔYl.- δ4Yl + ΔYm.- δ4Ym + ΔYn.- δ4Yn .

                                                              APPENDIX A-16

ΔP42 =      ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ42 =      ΔZk + ΔZl + ΔZm + ΔZn.

1.   If Y42 - α(P42  - ΔP42)  => 0, Yj-  α(Pj - ΔPj) => 0, and  γ4(Pj - ΔPj) < (P42 -  ΔP42),
     then ΔY42 = Y42 - αγ4(Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).

2.   If  Y42 - α(P42 - ΔP42)  => 0,  Yj - α(Pj - ΔPj) => 0, and γ4(Pj - ΔPj) => (P42 - ΔP42),
     then ΔY42 = Y42 - α(P42 - ΔP42) and ΔYj = Yj - (α/γ4)(P42 - ΔP42).

3.   If    Y42 - α(P42 - ΔP42)    <   0,   Yj - α(Pj - ΔPj)   =>   0,   and   Yj - α(Pj - ΔPj)   =>
     Yj - (Y42/γ4), then ΔY42 = Y42 - αγ4(Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).

4.   If Y42 - α(P42 - ΔP42) < 0,  Yj - (Y42/γ4) => 0, and  Yj - α(Pj - ΔPj) <= Yj - (Y42/γ4),  then
     ΔY42 = 0 and ΔYj = Yj - (Y42/γ4).

5.   If  Yj - α(Pj - ΔPj) < 0,  Yj - (Y42/γ4) < 0,  and  Y42 - α(P42 - ΔP42) <= Y42 - (γ4Yj),  then
     ΔY42 = Y42 - (γ4Yj) and ΔYj = 0.

6.   If   Yj - α(Pj - ΔPj)   <  0,   Y42 - α(P42 - ΔP42)   =>   0,   and   Y42 - α(P42 - ΔP42)   =>
     Y42 - (γ4Yj), then ΔY42 = Y42 - α(P42 - ΔP42) and ΔYj = Yj - (α/γ4)(P42 - ΔP42).

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y42 ] ΔY42

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ] ΔY42

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized Losses and defining the
REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.   Making the ratio of (Y42 - ΔY42 ) to (Yj - ΔYj ) equal to γ4  after taking  account of the  allocation  Realized
     Losses and the  distributions  that will be made  through the end of the  Distribution  Date to which such  provisions  relate and assuring that the Principal  Reduction Amount for each of the REMIC I YAA, YBB, YCC, YDD, ZAA, ZBB, ZCC and ZDD Regular  Interests
     is greater than or equal to zero for such Distribution Date;
2.   Making the REMIC I YAA  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the REMIC I YAA and REMIC I
     ZAA Uncertificated  Principal Balances,  the REMIC I YBB Uncertificated  Principal Balance less than or equal to 0.0005 of the sum of the REMIC I YBB and REMIC I ZBB Uncertificated  Principal Balances, the REMIC I YCC Uncertificated  Principal Balance less than or  equal  to  0.0005  of the sum of the  REMIC I YCC  and  REMIC I ZCC  Uncertificated  Principal  Balances  and the  REMIC I YDD
     Uncertificated  Principal  Balance  less than or equal to  0.0005  of the sum of the  REMIC I YDD and  REMIC I ZDD  Uncertificated
     Principal  Balances,  in each case, after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

                                                              APPENDIX A-17

3.   Making  the  larger  of (a) the  fraction  whose  numerator  is (Y42 -  ΔY42  ) and whose  denominator  is the sum of (Y42 -
     ΔY42) and (Z42 - ΔZ42)  and (b) the fraction whose  numerator is (Yj - ΔYj) and whose  denominator is the sum of
     (Yj - ΔYj) and (Zj - ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the  definition of REMIC I Y Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the amounts thereof should be adjusted to so as to accomplish  such goals within the requirement  that each REMIC
I Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the  Principal  Realized  Losses to be  allocated  on the related  Distribution  Date for the related  Pool  remaining  after the  allocation  of such  Realized  Losses to the related  class of ratio-strip  principal only certificates,  if any, and (b) the remainder of the Available  Distribution  Amount for the related Pool or after reduction thereof by the  distributions to be made on such  Distribution  Date (i) to the related class of ratio-strip  principal only  certificates,  if any,  (ii) to the related class of  ratio-strip  interest  only  certificates,  if any, and (iii) in respect of interest  on the  related  REMIC I Y and REMIC I Z Regular  Interests,  or, if both of such goals  cannot be  accomplished  within such requirement,  such  adjustment  as is  necessary  shall be made to  accomplish  goal 1 within  such  requirement.  In the  event of any conflict among the provisions of the definition of the REMIC I Y Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the  requirement  set forth in the preceding  sentence.  If the formula allocation of ΔY42  among  ΔYk,  ΔYl,  ΔYm and ΔYn  cannot be achieved  because one or more of ΔYk,
ΔYl,  ΔYm and ΔYn, as so defined, is greater than the related one of ΔPk,  ΔPl,  ΔPm and ΔPn, such an allocation  shall be made as close as possible to the formula  allocation  within the  requirement  that ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

NOTES:

1.       REMIC I YAA and ZAA Regular  Interests  are related to Loan Group AA. The sum of the  Uncertificated  Principal  Balances  for
the REMIC I YAA and ZAA Regular  Interests is equal to the aggregate stated  principal  balance of the Mortgage Loans in Loan Group AA.
REMIC I YBB and ZBB Regular Interests are related to Loan Group BB. The sum of the  Uncertificated  Principal  Balances for the REMIC I
YBB and REMIC I ZBB Regular  Interests is equal to the  aggregate  stated  principal  balance of the  Mortgage  Loans in Loan Group BB.
REMIC I YCC and ZCC Regular  Interests  are related to Loan Group CC. The sum of the  Uncertificated  Principal  Balances for the REMIC
I YCC and ZCC Regular  Interests is equal to the aggregate  stated  principal  balance of the Mortgage  Loans in Loan Group CC. REMIC I
YDD and ZDD Regular Interests are related to Loan Group DD. The sum of the  Uncertificated  Principal  Balances for the REMIC I YDD and
ZDD Regular  Interests is equal to the aggregate stated  principal  balance of the Mortgage Loans in Loan Group DD. The REMIC I Y and Z
Regular Interests will be principal and interest classes bearing interest at the pass-through rate for the related Loan Group.

2.       The Class CB  pass-through  rate is the  weighted  average of the  pass-through  rates on the REMIC I YAA,  YBB,  YCC, and YDD
Regular Interests.

                                                              APPENDIX A-18